UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI All Peru Capped ETF | EPU | NYSE Arca
➢	iShares MSCI China ETF | MCHI | NYSE Arca
➢	iShares MSCI Denmark Capped ETF | EDEN | BATS
➢	iShares MSCI Emerging Markets Latin America ETF | EEML | NASDAQ
➢	iShares MSCI Finland Capped ETF | EFNL | BATS
➢	iShares MSCI Indonesia ETF | EIDO | NYSE Arca
➢	iShares MSCI Ireland Capped ETF | EIRL | NYSE Arca
➢	iShares MSCI New Zealand Capped ETF | ENZL | NYSE Arca
➢	iShares MSCI Norway Capped ETF | ENOR | BATS
➢	iShares MSCI Philippines ETF | EPHE | NYSE Arca
➢	iShares MSCI Poland Capped ETF | EPOL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equities delivered mixed performance for the 12-month period ended August 31, 2013 (the “reporting period”), as ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Early in the reporting period, the U.S. Federal Reserve Bank (the “Fed”) responded to tepid U.S. economic data by launching its third quantitative easing program (“QE3”). This program, in addition to relatively solid corporate earnings and a rebound in the housing market, helped support stocks in the U.S. Later in the reporting period, the Fed’s comments about “tapering” QE3 upset markets. After the Fed toned down the discussion in July 2013, U.S. stock markets rallied and finished the reporting period with solid gains.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone helped European markets rebound in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries additional time to reach their respective deficit reduction targets. Also in May 2013, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013, though, the euro zone as a whole experienced gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month in order to double the country’s monetary base in two years. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved throughout the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the Fed would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment. Similarly, frontier markets delivered mixed results as some struggled with a decline in commodities prices and slowing economic growth, as well as investors’ retreat from frontier market holdings.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL PERU CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(15.36)%	(13.96)%	(15.14)%	(15.36)%	(13.96)%	(15.14)%
Since Inception	9.99%	10.11%	10.70%	49.20%	49.89%	53.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/19/09. The first day of secondary market trading was 6/22/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$768.30	$2.27	$1,000.00	$1,022.60	$2.60	0.51%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL PERU CAPPED ETF

The iShares MSCI All Peru Capped ETF (the “Fund”), formerly the iShares MSCI All Peru Capped Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Peru Capped IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure the performance of Peruvian equity securities as well as companies that are headquartered in Peru and have the majority of their operations based in Peru. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -15.36%, net of fees, while the total return for the Index was -15.14%.

The Peruvian equity market, as represented by the Index, declined for the reporting period and trailed the performance of broader international markets. One of the strongest economies in Latin America in recent years, Peru’s economy cooled during the reporting period as demand from key global markets softened.

As a key exporter, Peru’s economy relies heavily on its main export partners, which include China and the U.S. Slowing economic growth in China and uneven conditions in the U.S. curbed demand for Peru’s mineral exports throughout the reporting period. Export levels declined 8.8% in the first quarter and 2.6% in the second quarter of 2013, weighing on economic growth. In the first quarter of 2013, economic activity, as measured by annual GDP growth, grew at a 4.6% pace – its slowest rate in three years, and a decline from the 5.9% rate reported for the fourth quarter of 2012. However, annual GDP growth was reported at 5.6% for the second quarter of 2013, as an increase in investment and public spending helped to offset weak export levels. Government spending grew 6.8% in the second quarter of 2013 compared to the second quarter of 2012, while investments grew by 8.6%.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Basic Materials	40.33%
Financial	28.93
Industrial	10.35
Utilities	6.87
Consumer Non-Cyclical	6.00
Diversified	4.45
Energy	2.54
Short-Term and Other Net Assets	0.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Credicorp Ltd.	22.17%
Southern Copper Corp.	14.67
Compania de Minas Buenaventura SA SP ADR	6.74
Alicorp SA	4.83
Volcan Compania Minera SAA Class B	4.63
Grana y Montero SAA	4.45
Intergroup Financial Services Corp.	4.24
Union Andina de Cementos SAA	3.70
Cementos Pacasmayo SAA	3.53
Hochschild Mining PLC	3.32

TOTAL	72.28%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.40%	12.52%	14.07%	13.40%	12.52%	14.07%
Since Inception	(2.80)%	(2.98)%	(2.27)%	(6.66)%	(7.07)%	(5.40)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$946.00	$2.99	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA ETF

The iShares MSCI China ETF (the “Fund”), formerly the iShares MSCI China Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China IndexSM (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the top 85% in market capitalization of Chinese equity markets, as represented by shares available to international investors. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 13.40%, net of fees, while the total return for the Index was 14.07%.

The Index delivered a solid gain during the reporting period. China’s economy grew at roughly 8.0% annualized, which was down from the torrid 10.0% growth rate of prior decades. The Chinese economy continued to transition from investment and export-driven growth to a focus on domestic consumption during the reporting period. This shift toward more balanced growth has generated slower growth rates for the Chinese economy in recent years, extending into the reporting period. Nevertheless, Chinese stocks appreciated, logging solid gains in most economic sectors.

The financials sector represented approximately 40% of the Index on average, reflecting China’s current dependence on investment-related growth. The sector performed well during the rally in late 2012, but declined sharply in the first half of 2013. Fears of bad loans and excessive debt levels drove Chinese banks lower throughout the first half of the year, prompting the International Monetary Fund to sound a warning about the Chinese banking system. In June 2013, interbank lending rates hit an all time high on fears of bad debt. Banking stocks rebounded somewhat thereafter, finishing the reporting period with a solid gain.

Information technology stocks advanced more than any other sector in the Index during the reporting period, as the sector experienced solid growth. Consumer-based stocks also performed well, as Chinese consumer spending supported the developing sector. On the downside, energy stocks posted a modest decline as slow economic growth and volatile prices weighed on the sector. The health care sector also posted a lackluster return during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	39.64%
Communications	18.97
Energy	15.90
Consumer Cyclical	7.32
Consumer Non-Cyclical	6.26
Industrial	4.81
Utilities	3.35
Basic Materials	2.06
Technology	0.88
Diversified	0.61
Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

China Mobile Ltd.	9.43%
China Construction Bank Corp. Class H	7.76
Industrial and Commercial Bank of China Ltd. Class H	7.09
Tencent Holdings Ltd.	7.05
CNOOC Ltd.	5.20
Bank of China Ltd. Class H	4.63
PetroChina Co. Ltd. Class H	3.37
China Petroleum & Chemical Corp. Class H	2.69
China Life Insurance Co. Ltd. Class H	2.68
Ping An Insurance (Group) Co. of China Ltd. Class H	1.92

TOTAL	51.82%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI DENMARK CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	29.94%	30.82%	29.82%	29.94%	30.82%	29.82%
Since Inception	27.54%	27.66%	27.66%	47.58%	47.80%	47.78%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,099.50	$2.80	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

The iShares MSCI Denmark Capped ETF (the “Fund”), formerly the iShares MSCI Denmark Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Denmark IMI 25/50 IndexSM (the “Index”). The Index is designed to measure broad-based equity market performance in Denmark. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 29.94%, net of fees, while the total return for the Index was 29.82%.

Denmark’s equity market delivered positive results for the reporting period and outpaced the performance of the euro zone and broader international markets.

Denmark’s economy continued to struggle to emerge from a burst property bubble in 2008 that triggered a banking crisis in the country. As measured by annual GDP, the economy shrank 0.3%, 0.9% and 0.7% for the third and fourth quarters of 2012, and the first quarter of 2013, respectively, and expanded only 0.6% in the second quarter of 2013. Given the tepid figures, the country’s finance ministry cut its forecast for 2013 from 0.5% growth to only 0.2% growth. Combined with increased spending, Denmark’s budget deficit grew during the reporting period, representing 4% of GDP for 2012.

Although modest, the improvement in GDP growth in the second quarter of 2013 was driven largely by increased export growth. The Danish economy relies heavily on export trade, with approximately 70% of its exports going to its euro area neighbors. As countries in the euro area began to emerge from recession in the second quarter of 2013, demand grew for Denmark’s exported goods.

A key factor in the Index performance was the Danish krone, which strengthened against the U.S. dollar during the reporting period, raising international equity returns for U.S. investors.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets
Consumer Non-Cyclical	42.24%
Industrial	22.48
Financial	16.97
Communications	6.32
Basic Materials	5.53
Consumer Cyclical	3.70
Technology	1.58
Diversified	1.08
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
Novo Nordisk A/S Class B	22.16%
Danske Bank A/S	7.60
A.P. Moeller-Maersk A/S Class B	6.31
Carlsberg A/S Class B	6.00
Novozymes A/S Class B	4.40
Coloplast A/S Class B	4.09
DSV A/S	3.57
TDC A/S	3.58
Vestas Wind Systems A/S	3.02
GN Store Nord A/S	2.74

TOTAL	63.47%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.28)%	(13.38)%	(11.50)%	(12.28)%	(13.38)%	(11.50)%
Since Inception	(13.12)%	(13.27)%	(12.54)%	(20.37)%	(20.58)%	(19.50)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/18/12. The first day of secondary market trading was 1/19/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$805.90	$2.23	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

The iShares MSCI Emerging Markets Latin America ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Latin America Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Latin America IndexSM (the “Index”). The Index is designed to measure the equity market performance of emerging markets in Latin America and consists of issuers in the following five emerging market countries: Brazil, Chile, Colombia, Mexico, and Peru. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -12.28%, net of fees, while the total return for the Index was -11.50%.

The emerging markets in Latin America, as represented by the Index, declined for the reporting period and trailed the performance of broader emerging markets.

Brazil’s equity market declined for the reporting period. Economic activity slowed in Brazil early in the reporting period, as measured by an annual GDP growth rate of just 0.5% in the second half of 2012, but improved as the reporting period progressed. For the second quarter of 2013, economic activity, as measured by annual GDP growth, expanded at a 3.3% pace. The growth rate, which exceeded expectations, was Brazil’s strongest in two years.

Mexican equities contributed modestly to Index returns during the reporting period. After growing at a strong pace since 2010, the Mexican economy appeared to have slowed in the reporting period. Mexico’s economy achieved economic growth, as evidenced by annual GDP growth, of 3.1% in the third quarter of 2012 and 3.3% in the fourth quarter of 2012. However, the Mexican economy grew at an annual rate of only 0.6% and 1.5% in the first and second quarters of 2013, respectively.

Chilean equities detracted from Index returns. One of the stronger economies in Latin America, Chile’s economy expanded during the reporting period. For the second quarter of 2013, however, the expansion cooled to an annual growth rate of 4.1%, its slowest pace in seven quarters. Key sectors of the economy, notably manufacturing and agriculture, improved, while fishing, restaurants, and hotels activities contracted.

Colombian equities contributed slightly to Index returns for the reporting period. Colombia’s economy, which is driven by oil and mining, was hurt by a decline in overseas demand as the global economic slowdown pushed down commodities prices. The country’s export levels and factory output were also hindered by a strong peso, which made its goods and services more expensive to foreigners.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	24.72%
Consumer Non-Cyclical	20.68
Basic Materials	15.54
Energy	9.80
Communications	8.99
Consumer Cyclical	6.03
Utilities	5.43
Industrial	4.39
Diversified	3.71
Technology	0.27
Short-Term and Other Net Assets	0.44

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

America Movil SAB de CV Series L (Mexico)	5.29%
Itau Unibanco Holding SA (Preferred) (Brazil)	4.45
Petroleo Brasileiro SA (Preferred) (Brazil)	4.28
Companhia de Bebidas das Americas (Preferred) (Brazil)	3.68
Banco Bradesco SA (Preferred) (Brazil)	3.62
Vale SA Class A (Preferred) (Brazil)	3.58
Petroleo Brasileiro SA (Brazil)	2.91
Fomento Economico Mexicano SAB de CV BD Units (Mexico)	2.76
Vale SA (Brazil)	2.73
Bancolombia SA SP ADR (Colombia)	2.62

TOTAL	35.92%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI FINLAND CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	29.10%	29.54%	28.77%	29.10%	29.54%	28.77%
Since Inception	10.20%	10.39%	9.56%	16.81%	17.14%	15.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,044.40	$2.73	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

The iShares MSCI Finland Capped ETF (the “Fund”), formerly the iShares MSCI Finland Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Finland IMI 25/50 IndexSM (the “Index”). The Index is a custom index designed to measure broad-based equity market performance in Finland. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 29.10%, net of fees, while the total return for the Index was 28.77%.

Finland’s equity market, as represented by the Index, delivered strong results for the reporting period and outpaced the performance of the euro zone.

Finland’s economy lapsed into recession during the reporting period, with the second quarter of 2013 representing its fifth consecutive quarter of economic contraction, as measured by annual GDP. The country, which relies on exports for approximately one third of its output, struggled for much of the reporting period with weak demand from its euro zone neighbors, whose austerity measures crimped spending. Unlike its Scandinavian neighbors Denmark, Norway, and Sweden, Finland uses the euro. As a member of the euro zone, Finland has an obligation to help troubled countries within the euro zone, including Greece, Italy and Spain. That obligation has weighed on the country’s economy.

Import levels also generally declined, but at a slower pace than exports, resulting in a balance of trade deficit for much of the reporting period. Demand from within Finland was also weak, as consumer spending shrank in the first two quarters of 2013. Consumer confidence, which improved throughout the first half of the reporting period, declined throughout the second half. Industrial production contracted for the last nine months of the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets
Industrial	28.40%
Financial	18.17
Communications	14.96
Basic Materials	12.50
Consumer Cyclical	8.43
Consumer Non-Cyclical	7.64
Utilities	5.87
Energy	2.30
Technology	1.70
Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
Sampo OYJ Class A	13.25%
Nokia OYJ	10.73
Kone OYJ Class B	9.38
Fortum OYJ	5.87
Wartsila OYJ Abp	5.46
Nokian Renkaat OYJ	4.54
UPM-Kymmene OYJ	4.44
Metso OYJ	4.41
Stora Enso OYJ Class R	3.90
Elisa OYJ	2.81

TOTAL	64.79%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI INDONESIA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(11.67)%	(17.68)%	(11.37)%	(11.67)%	(17.68)%	(11.37)%
Since Inception	2.81%	0.54%	3.25%	9.65%	1.82%	11.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$736.40	$2.67	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDONESIA ETF

The iShares MSCI Indonesia ETF (the “Fund”), formerly the iShares MSCI Indonesia Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Indonesia Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in Indonesia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -11.67%, net of fees, while the total return for the Index was -11.37%.

The Index declined during the reporting period. Slowing economic growth and rising inflation battered stocks in the second half of the reporting period. The Indonesian stock market hit a record high in May 2013, but declined sharply thereafter. The Fed’s announcement of plans to potentially reduce its economic stimulus program also caused speculative foreign investment to leave many Asian countries, including Indonesia. On the political front, the country struggled to implement infrastructure reforms, while regulations in the financial and mining sectors continued to restrict the activities of foreign investors. These political developments also worked against Indonesian stocks during the reporting period.

Indonesia’s financials sector, which comprised approximately one third of the Index’s weight on average, detracted from performance during the reporting period. Rising inflation and slowing growth tend to be poor conditions for the value of financial assets, driving financials shares down. Consumer discretionary stocks were the second largest detractor from Index performance, as investors anticipated slower growth despite steadily rising consumer spending. The energy and industrials sectors also declined sharply during the reporting period, detracting from Index performance.

On the other end of the spectrum, the health care and utilities sectors posted positive returns during the reporting period, offsetting some of the weakness in other sectors. Investors were attracted to the relatively stable earnings in these defensive sectors, as their performance tends to be less related to the economic cycle.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	32.79%
Consumer Non-Cyclical	17.87
Consumer Cyclical	14.64
Communications	13.25
Industrial	10.45
Energy	5.32
Utilities	4.99
Basic Materials	1.04
Short-Term and Other Net Assets	(0.35)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

PT Astra International Tbk	10.38%
PT Bank Central Asia Tbk	9.45
PT Telekomunikasi Indonesia (Persero) Tbk	8.45
PT Bank Rakyat Indonesia (Persero) Tbk	6.21
PT Bank Mandiri (Persero) Tbk	5.61
PT Perusahaan Gas Negara (Persero) Tbk	4.99
PT Unilever Indonesia Tbk	4.03
PT Semen Gresik (Persero) Tbk	3.17
PT Kalbe Farma Tbk	2.61
PT Indocement Tunggal Prakarsa Tbk	2.46

TOTAL	57.36%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI IRELAND CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	51.07%	52.04%	52.05%	51.07%	52.04%	52.05%
Since Inception	12.13%	12.59%	12.79%	46.33%	48.35%	49.10%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,181.50	$2.75	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI IRELAND CAPPED ETF

The iShares MSCI Ireland Capped ETF (the “Fund”), formerly the iShares MSCI Ireland Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Ireland Investable Market 25/50 IndexSM (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in Ireland. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 51.07%, net of fees, while the total return for the Index was 52.05%.

The Index posted solid gains for the reporting period. The Irish stock market steadily advanced throughout the reporting period, outperforming most European stock markets. The first half of the reporting period was marked by a slight economic contraction due to weak exports and continuing fiscal austerity measures. During the second half of the reporting period, the Irish economy rebounded on rising exports, increasing home values and improving consumer sentiment.

Several positive announcements from the banking sector helped increase investor confidence, while raising hope that Ireland was successfully working through lingering credit difficulties. The yield on Irish government bonds declined sharply during the reporting period, signaling the market’s increased faith in Ireland’s fiscal credibility. Similarly, Ireland’s home values suffered from a large inventory of unsold homes. The surplus of homes available for sale decreased during the reporting period, leading to rising home prices after several years of declining prices. These economic trends led to rising corporate profits and a low volatility rally that saw stock prices increase steadily throughout most of 2013.

Special note — On or about November 27, 2013, the investment objective of the Fund will change to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index. The new index is designed to reflect the performance of securities that are listed in Ireland and classified in Ireland according to the MSCI Global Investable Market Indices methodology (“Investable Market Methodology”), as well as securities of companies that are headquartered or listed in Ireland, and have the majority of their operations based in Ireland, but are not classified in Ireland as per the Investable Market Methodology.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets
Industrial	34.32%
Consumer Non-Cyclical	32.90
Consumer Cyclical	17.19
Financial	9.63
Basic Materials	5.40
Short-Term and Other Net Assets	0.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
CRH PLC	24.05%
Kerry Group PLC Class A	14.54
Elan Corp. PLC	10.81
Kingspan Group PLC	5.53
Smurfit Kappa Group PLC	5.40
Grafton Group PLC Units	5.03
Bank of Ireland	4.85
Glanbia PLC	4.82
Aer Lingus Group PLC	4.81
FBD Holdings PLC	4.78

TOTAL	84.62%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI NEW ZEALAND CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.15%	14.41%	15.53%	15.15%	14.41%	15.53%
Since Inception	16.05%	15.72%	16.55%	56.27%	54.97%	58.24%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 IndexSM.

The inception date of the Fund was 9/1/10. The first day of secondary market trading was 9/2/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$956.20	$2.47	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

The iShares MSCI New Zealand Capped ETF (the “Fund”), formerly the iShares MSCI New Zealand Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI New Zealand IMI 25/50 IndexSM (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in New Zealand. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 15.15%, net of fees, while the total return for the Index was 15.53%.

The New Zealand equity market delivered gains during the reporting period, although its performance lagged that of broader international markets.

The country’s fragile economy continued to recover from recession and the February 2011 earthquake, expanding 3.4% in the fourth quarter of 2012, as measured by annual GDP, its strongest economic growth rate since 2008. For the first quarter of 2013, annual GDP growth was 2.4%.

New Zealand’s economy relies heavily on agricultural exports, including meat, dairy products, fish, and wool. It depends on the economic health of its trading partners — primarily Australia and China — for its economic livelihood. During the reporting period, slower conditions in Australia weighed on New Zealand’s export market, and exports to Australia declined throughout the period. Exports to China improved during the course of the reporting period, with China overtaking Australia as New Zealand’s leading export market in March 2013. Consumer spending increased throughout the reporting period as consumer confidence improved. Benchmark interest rates, which were lowered from 3.00% to 2.50% to bolster the economy on the heels of the February 2011 earthquake, remained steady at 2.50% throughout the period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets
Industrial	29.12%
Communications	24.28
Consumer Non-Cyclical	12.37
Financial	9.86
Consumer Cyclical	8.78
Utilities	8.75
Technology	3.06
Basic Materials	2.32
Energy	1.42
Short-Term and Other Net Assets	0.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
Fletcher Building Ltd.	15.51%
Telecom Corp. of New Zealand Ltd.	10.35
Auckland International Airport Ltd.	7.90
Ryman Healthcare Ltd.	5.96
SKYCITY Entertainment Group Ltd.	5.16
Sky Network Television Ltd.	4.63
Fisher & Paykel Healthcare Corp. Ltd.	4.49
Contact Energy Ltd.	4.46
Trade Me Ltd.	4.35
Infratil Ltd.	4.29

TOTAL	67.10%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI NORWAY CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.61%	6.25%	7.10%	6.61%	6.25%	7.10%
Since Inception	9.38%	9.28%	9.78%	15.48%	15.31%	16.16%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$975.80	$2.64	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

The iShares MSCI Norway Capped ETF (the “Fund”), formerly the iShares MSCI Norway Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Norway IMI 25/50 IndexSM (the “Index”). The Index is designed to measure broad-based equity market performance in Norway. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 6.61%, net of fees, while the total return for the Index was 7.10%.

The Index posted a modest gain, while weathering significant volatility during the reporting period. The Norwegian stock market participated in the global equity rally beginning in December 2012, and then experienced significant volatility thereafter, as investors reacted to the crosscurrents in the Norwegian economy. The last several months of the reporting period saw more volatility, but the trend was positive.

Norway’s economy experienced large fluctuations in the pace of economic growth during the reporting period. Despite the shifting economy, housing prices hit record highs and consumer credit continued to expand, prompting warnings from the International Monetary Fund regarding a potential housing bubble.

The Index’s largest sector allocation throughout the reporting period was to energy stocks, which comprised nearly half of the Index on average. Norway relies upon large oil and gas reserves for a significant portion of its economic growth. As a result, the Norwegian stock market tends to be highly sensitive to changes in oil prices. Oil prices experienced significant volatility throughout the reporting period, as increasing supply from North America and weak demand due to slow global growth restrained the price of oil. Volatile oil prices drove stock prices for Norway during the reporting period. Financials stocks were the Index’s second largest sector allocation, which meant investors’ expectations for financial profits also drove performance in a large portion of the Index.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Energy	43.37%
Financial	15.37
Communications	12.96
Industrial	10.59
Basic Materials	7.63
Consumer Non-Cyclical	5.14
Technology	2.45
Consumer Cyclical	1.13
Diversified	0.78
Short-Term and Other Net Assets	0.58

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Statoil ASA	16.41%
Seadrill Ltd.	10.44
DNB ASA	9.54
Telenor ASA	9.15
Yara International ASA	4.31
Orkla ASA	4.22
Subsea 7 SA	4.15
Schibsted ASA	3.10
Norsk Hydro ASA	2.96
TGS–NOPEC Geophysical Co. ASA	2.49

TOTAL	66.77%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI PHILIPPINES ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.81%	8.07%	10.57%	9.81%	8.07%	10.57%
Since Inception	10.02%	9.07%	10.31%	32.24%	28.94%	33.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$801.00	$2.77	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PHILIPPINES ETF

The iShares MSCI Philippines ETF (the “Fund, formerly the iShares MSCI Philippines Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Philippines Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of the Philippine equity markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 9.81%, net of fees, while the total return for the Index was 10.57%.

The Index posted solid gains for the reporting period. The Philippines’ economy experienced strong economic growth, diverging from the slower growth in many comparable Asian countries. Rapid growth in manufacturing, construction and services sectors drove the economic expansion. Domestic demand and government spending also contributed to growth. Unlike many other Asian economies, the Philippines experienced higher imports than exports, which made the country less dependent on borrowing and foreign capital flows. These structural differences helped the Philippines’ stock market perform well despite the mixed performance of other Asian economies.

The financials sector, which represented approximately 40% of the Index on average, generated a double-digit return during the reporting period. The industrials sector posted the second largest contribution to Index returns, reflecting the Philippines’ solid economic growth. The consumer staples sector also performed well, as consumer-related stocks posted solid gains during the reporting period.

On the downside, the energy and materials sectors posted negative returns for the reporting period, but the impact was limited due to the Index’s relatively minor weighting in the sectors. The utilities sector also lagged other sectors in the Index, limiting the Index’s positive total return.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	32.85%
Diversified	14.11
Utilities	13.37
Consumer Non-Cyclical	12.93
Communications	11.24
Consumer Cyclical	10.92
Industrial	2.65
Basic Materials	1.33
Energy	0.25
Short-Term and Other Net Assets	0.35

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Ayala Land Inc.	9.12%
Philippine Long Distance Telephone Co.	7.60
BDO Unibank Inc.	6.49
Universal Robina Corp.	6.39
SM Prime Holdings Inc.	6.02
Ayala Corp.	5.94
SM Investments Corp.	5.77
Aboitiz Equity Ventures Inc.	4.89
International Container Terminal Services Inc.	4.74
Jollibee Foods Corp.	4.12

TOTAL	61.08%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® MSCI POLAND CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.13%	14.46%	15.90%	15.13%	14.46%	15.90%
Since Inception	7.77%	7.71%	8.11%	27.74%	27.50%	29.02%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland IMI 25/50 IndexSM.

The inception date of the Fund was 5/25/10. The first day of secondary market trading was 5/26/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,011.90	$3.09	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND CAPPED ETF

The iShares MSCI Poland Capped ETF (the “Fund”), formerly the iShares MSCI Poland Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Poland IMI 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index designed to measure the performance of equity securities listed on stock exchanges in Poland. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 15.13%, net of fees, while the total return for the Index was 15.90%.

Poland’s equity market delivered gains during the reporting period, although its performance lagged that of broader international markets.

Poland’s economic growth continued to slow throughout most of the reporting period, but appeared to reverse course late in the reporting period. As measured by annual GDP growth, Poland’s economy grew 1.3% and 0.7% in the third and fourth quarters of 2012, respectively. In the first quarter of 2013, annual GDP growth was only 0.5%, but it did increase to 0.8% in the second quarter of 2013. Although the second quarter result was modest, it represented the first increase in growth since 2011.

A country whose economy relies heavily on exports to euro zone countries, Poland had been hurt in recent reporting periods by the economic weakness in the region following the sovereign debt crisis. Economic weakness in the euro zone had, in turn, resulted in less demand for Poland’s exports. During the reporting period, conditions appeared to improve as some euro zone countries began to emerge from recession. As a result, Poland’s export activity increased. Industrial production, which had contracted in the first half of the reporting period, appeared to be gaining momentum in the final months of the reporting period. After climbing to a high of 14.4% in February 2013, the unemployment rate fell steadily, dropping to 13.1% in July 2013. As manufacturing and retail data improved in the second quarter, Poland’s central bank paused its nine-month string of interest rate cuts in July 2013.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	49.68%
Energy	14.60
Basic Materials	11.04
Utilities	8.62
Communications	7.35
Consumer Non-Cyclical	3.32
Industrial	2.41
Technology	1.80
Short-Term and Other Net Assets	1.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Powszechna Kasa Oszczednosci Bank Polski SA	13.80%
Powszechny Zaklad Ubezpieczen SA	9.77
Bank Pekao SA	8.95
KGHM Polska Miedz SA	6.68
Polski Koncern Naftowy Orlen SA	5.25
Polska Grupa Energetyczna SA	4.95
Polskie Gornictwo Naftowe i Gazownictwo SA	4.52
Bank Zachodni WBK SA	3.87
BRE Bank SA	3.29
Telekomunikacja Polska SA	2.67

TOTAL	63.75%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ALL PERU CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.47%

AGRICULTURE — 1.17%
Casa Grande SAA	1,059,906	$3,678,919

		3,678,919
BANKS — 24.69%
BBVA Banco Continental SA	3,578,406	7,898,226
Credicorp Ltd.	573,505	69,531,746

		77,429,972
BUILDING MATERIALS — 7.23%
Cementos Pacasmayo SAA	4,508,146	11,073,765
Union Andina de Cementos SAA	8,342,815	11,583,118

		22,656,883
DIVERSIFIED FINANCIAL SERVICES — 4.24%
Intergroup Financial Services Corp.	425,868	13,287,082

		13,287,082
ELECTRIC — 6.87%
Edegel SA	9,140,167	8,297,410
Empresa de Distribucion Electrica de Lima Norte SA	2,893,761	4,996,348
Luz del Sur SAA	2,460,966	8,235,344

		21,529,102
FOOD — 4.83%
Alicorp SA	4,464,310	15,161,808

		15,161,808
HOLDING COMPANIES — DIVERSIFIED — 4.45%
Grana y Montero SAA	3,615,070	13,963,513

		13,963,513
IRON & STEEL — 1.03%
Corporacion Aceros Arequipa SA	13,759,762	3,232,981

		3,232,981
MACHINERY — 3.12%
Ferreycorp SAA	15,022,019	9,786,506

		9,786,506
MINING — 39.30%
Compania de Minas Buenaventura SA SP ADR	1,673,857	21,140,814
Compania Minera Atacocha SA Class Ba	41,112,981	1,902,701
Compania Minera Milpo SA	9,746,795	6,176,324
Hochschild Mining PLC	2,578,626	10,426,927
Minsur SA	15,082,686	7,302,404

Security	Shares	Value

Rio Alto Mining Ltd.[a]	2,774,292	$7,240,902
Sociedad Minera Cerro Verde SAa	329,601	8,520,186

Southern Copper Corp.	1,672,718	45,999,745
Volcan Compania Minera SAA Class B	29,534,512	14,509,657

		123,219,660
OIL & GAS — 2.54%
Maple Energy PLC[a]	5,017,195	3,712,725
Refineria la Pampilla SA	27,056,494	4,238,112

		7,950,837

TOTAL COMMON STOCKS
(Cost: $445,817,169)		311,897,263

SHORT-TERM INVESTMENTS — 0.28%

MONEY MARKET FUNDS — 0.28%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	883,332	883,332

		883,332

TOTAL SHORT-TERM INVESTMENTS
(Cost: $883,332)		883,332

TOTAL INVESTMENTS IN SECURITIES — 99.75%
(Cost: $446,700,501)		312,780,595
Other Assets, Less Liabilities — 0.25%		784,249

NET ASSETS — 100.00%		$313,564,844

SP ADR	— Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI CHINA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.78%

AEROSPACE & DEFENSE — 0.14%
AviChina Industry & Technology Co. Ltd. Class H	2,344,000	$1,194,006

		1,194,006
AGRICULTURE — 0.15%
China Agri-Industries Holdings Ltd.	2,730,900	1,281,914

		1,281,914
AIRLINES — 0.27%
Air China Ltd. Class H	2,340,000	1,493,733
China Southern Airlines Co. Ltd. Class H	2,346,000	798,700

		2,292,433
APPAREL — 0.30%
Shenzhou International Group Holdings Ltd.	780,000	2,534,819

		2,534,819
AUTO MANUFACTURERS — 3.05%
Brilliance China Automotive Holdings Ltd.[a]	3,900,000	5,733,519
BYD Co. Ltd. Class Ha,b	682,500	2,451,205
Dah Chong Hong Holdings Ltd.[b]	980,000	753,224
Dongfeng Motor Group Co. Ltd. Class H	3,510,000	4,861,421
Geely Automobile Holdings Ltd.[b]	5,850,000	3,077,994
Great Wall Motor Co. Ltd. Class H	1,267,500	6,456,496
Guangzhou Automobile Group Co. Ltd. Class H	2,732,000	2,786,820

		26,120,679
AUTO PARTS & EQUIPMENT — 0.25%
Weichai Power Co. Ltd. Class H	585,000	2,119,893

		2,119,893
BANKS — 24.22%
Agricultural Bank of China Ltd. Class H	27,105,000	11,639,798
Bank of China Ltd. Class H	94,380,000	39,677,964
Bank of Communications Co. Ltd. Class H	10,920,200	7,210,284
China CITIC Bank Corp. Ltd. Class H	10,335,800	4,931,711
China Construction Bank Corp. Class H	90,675,000	66,418,292
China Merchants Bank Co. Ltd. Class H	4,875,000	8,449,396

Security	Shares	Value

China Minsheng Banking Corp. Ltd. Class Hb	6,532,500	$7,025,824
Chongqing Rural Commercial Bank Co. Ltd. Class H	2,925,000	1,316,446
Industrial and Commercial Bank of China Ltd. Class H	92,430,000	60,671,193

		207,340,908
BEVERAGES — 0.46%
Tsingtao Brewery Co. Ltd. Class H	390,000	2,889,392
Yantai Changyu Pioneer Wine Co. Ltd. Class B	317,800	1,049,169

		3,938,561
BUILDING MATERIALS — 1.37%
Anhui Conch Cement Co. Ltd. Class H	1,560,000	5,039,461
BBMG Corp. Class H	1,515,000	1,037,430
China National Building Material Co. Ltd. Class H	3,510,000	3,227,368
China Resources Cement Holdings Ltd.[b]	2,346,000	1,488,487
China Shanshui Cement Group Ltd.	2,340,000	929,434

		11,722,180
CHEMICALS — 0.60%
China BlueChemical Ltd. Class H	2,346,000	1,231,329
Kingboard Chemical Holdings Co. Ltd.	780,300	1,696,567
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	2,730,000	978,722
Yingde Gases Group Co. Ltd.[b]	1,365,000	1,223,402

		5,130,020
COAL — 2.65%
China Coal Energy Co. Class H	5,070,000	2,987,968
China Shenhua Energy Co. Ltd. Class H	4,290,000	13,332,946
Inner Mongolia Yitai Coal Co. Ltd. Class B	1,444,974	2,991,096
Shougang Fushan Resources Group Ltd.[b]	3,900,000	1,307,645
Yanzhou Coal Mining Co. Ltd. Class Hb	2,340,000	2,082,173

		22,701,828
COMMERCIAL SERVICES — 0.40%
Jiangsu Expressway Co. Ltd. Class H	1,560,000	1,768,338

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2013

Security	Shares	Value

Zhejiang Expressway Co. Ltd. Class H	1,950,000	$1,632,041

		3,400,379
COMPUTERS — 0.88%
Lenovo Group Ltd.[b]	7,800,000	7,544,104

		7,544,104
DIVERSIFIED FINANCIAL SERVICES — 1.22%
China Everbright Ltd.	1,172,000	1,577,902
CITIC Securities Co. Ltd. Class H	1,365,000	2,658,039
COSCO Pacific Ltd.	1,950,000	2,866,760
Far East Horizon Ltd.[b]	1,560,000	943,516
Haitong Securities Co. Ltd. Class H	1,638,000	2,374,280

		10,420,497
ELECTRIC — 1.28%
China Resources Power Holdings Co. Ltd.	2,346,000	5,385,175
Datang International Power Generation Co. Ltd. Class H	3,900,000	1,679,821
Huaneng Power International Inc. Class H	3,900,000	3,887,728

		10,952,724
ELECTRICAL COMPONENTS & EQUIPMENT — 0.21%
Zhuzhou CSR Times Electric Co. Ltd. Class H	586,000	1,847,686

		1,847,686
ENERGY — ALTERNATE SOURCES — 0.73%
China Longyuan Power Group Corp. Ltd. Class H	3,315,000	3,501,219
GCL-Poly Energy Holdings Ltd.[a,b]	10,335,000	2,732,223

		6,233,442
ENGINEERING & CONSTRUCTION — 1.68%
Beijing Capital International Airport Co. Ltd. Class H	2,346,000	1,536,893
China Communications Construction Co. Ltd. Class H	5,460,000	4,182,451
China Railway Construction Corp. Ltd. Class H	2,437,500	2,319,812
China Railway Group Ltd. Class H	5,070,000	2,602,213
China State Construction International Holdings Ltd.	2,340,000	3,778,087

		14,419,456
ENVIRONMENTAL CONTROL — 0.30%
China Everbright International Ltd.	2,730,000	2,577,066

		2,577,066

Security	Shares	Value

FOOD — 2.96%
China Mengniu Dairy Co. Ltd.[b]	1,755,000	$7,423,398
Tingyi (Cayman Islands) Holding Corp.	2,340,000	5,793,872
Uni-President China Holdings Ltd.[b]	1,366,000	1,167,928
Want Want China Holdings Ltd.[b]	7,410,000	10,989,245

		25,374,443
FOREST PRODUCTS & PAPER — 0.29%
Lee & Man Paper Manufacturing Ltd.	1,950,000	1,154,248
Nine Dragons Paper (Holdings) Ltd.[b]	1,950,000	1,325,248

		2,479,496
GAS — 1.77%
Beijing Enterprises Holdings Ltd.	682,500	4,840,800
China Gas Holdings Ltd.	2,730,000	2,848,151
China Resources Gas Group Ltd.	1,174,000	2,770,582
ENN Energy Holdings Ltd.	946,000	4,696,817

		15,156,350
HEALTH CARE — PRODUCTS — 1.38%
Hengan International Group Co. Ltd.	877,500	9,613,074
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,344,000	2,209,667

		11,822,741
HOLDING COMPANIES — DIVERSIFIED — 0.61%
China Merchants Holdings (International) Co. Ltd.	1,560,000	5,270,814

		5,270,814
HOME FURNISHINGS — 0.20%
Haier Electronics Group Co. Ltd.	975,000	1,704,967

		1,704,967
INSURANCE — 7.28%
China Life Insurance Co. Ltd. Class H	9,360,000	22,982,358
China Pacific Insurance (Group) Co. Ltd. Class H	3,315,000	11,072,230
China Taiping Insurance Holdings Co. Ltd.[a]	1,131,000	1,548,956
New China Life Insurance Co. Ltd. Class Ha	819,000	2,233,809
People’s Insurance Co. Group of China Ltd. Class Hb	5,460,000	2,647,478
PICC Property and Casualty Co. Ltd. Class H	3,901,200	5,433,426

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2013

Security	Shares	Value

Ping An Insurance (Group) Co. of China Ltd. Class H	2,340,000	$16,400,882

		62,319,139
INTERNET — 7.05%
Tencent Holdings Ltd.	1,287,000	60,346,797

		60,346,797
IRON & STEEL — 0.24%
CITIC Pacific Ltd.[b]	1,755,000	2,030,118

		2,030,118
MACHINERY — 0.50%
CSR Corp Ltd. Class H	2,340,000	1,701,950
Shanghai Electric Group Co. Ltd. Class H	3,552,000	1,314,639
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	1,638,160	1,275,984

		4,292,573
MANUFACTURING — 0.30%
China International Marine Containers (Group) Co. Ltd. Class H	643,500	1,062,210
Fosun International Ltd.	2,047,500	1,491,846

		2,554,056
MINING — 0.93%
Aluminum Corp. of China Ltd. Class Ha,b	5,070,000	1,699,938
Jiangxi Copper Co. Ltd. Class H	1,755,000	3,381,267
Zhaojin Mining Industry Co. Ltd. Class H	1,072,500	1,016,568
Zijin Mining Group Co. Ltd. Class Hb	7,410,000	1,863,394

		7,961,167
OIL & GAS — 11.93%
China Petroleum & Chemical Corp. Class H	31,981,000	23,054,497
CNOOC Ltd.	22,425,000	44,535,360
Kunlun Energy Co. Ltd.[b]	3,900,000	5,683,225
PetroChina Co. Ltd. Class H	26,520,000	28,864,748

		102,137,830
OIL & GAS SERVICES — 0.59%
China Oilfield Services Ltd. Class H	1,950,000	5,024,373

		5,024,373

Security	Shares	Value

PHARMACEUTICALS — 0.91%
Sihuan Pharmaceutical Holdings Group Ltd.	2,535,000	$1,892,816
Sino Biopharmaceutical Ltd.	3,900,000	2,786,289
Sinopharm Group Co. Ltd. Class H	1,248,000	3,128,691

		7,807,796
REAL ESTATE — 6.90%
Agile Property Holdings Ltd.	1,560,000	1,661,715
China Overseas Grand Oceans Group Ltd.[b]	780,000	1,019,963
China Overseas Land & Investment Ltd.	5,070,000	15,103,296
China Resources Land Ltd.	2,730,000	7,463,633
China Vanke Co. Ltd. Class B	1,769,031	3,563,430
Country Garden Holdings Co. Ltd.	5,655,870	3,537,472
Evergrande Real Estate Group Ltd.[a,b]	7,995,000	3,402,391
Franshion Properties (China) Ltd.[b]	4,680,000	1,623,491
Greentown China Holdings Ltd.	780,000	1,456,515
Guangzhou R&F Properties Co. Ltd. Class H	1,170,000	1,910,167
Longfor Properties Co. Ltd.[b]	1,657,500	2,770,195
Poly Property Group Co. Ltd.	2,535,000	1,533,213
Shanghai Industrial Holdings Ltd.	585,000	1,916,202
Shimao Property Holdings Ltd.	1,755,000	4,472,145
Shui On Land Ltd.	4,485,000	1,388,115
Sino-Ocean Land Holdings Ltd.[b]	3,705,000	2,193,071
SOHO China Ltd.[b]	2,535,000	2,154,345
Yuexiu Property Co. Ltd.[b]	6,630,000	1,872,447

		59,041,806
RETAIL — 3.25%
Anta Sports Products Ltd.	1,173,000	1,515,715
Belle International Holdings Ltd.	5,850,000	8,087,279
Bosideng International Holdings Ltd.[b]	3,510,000	715,181
China Resources Enterprise Ltd.	1,560,000	4,445,992
Daphne International Holdings Ltd.[b]	1,172,000	751,166
Golden Eagle Retail Group Ltd.[b]	780,000	1,082,327
GOME Electrical Appliances Holdings Ltd.[a]	12,675,000	1,307,645
Intime Retail Group Co. Ltd.[b]	1,267,500	1,484,177
Parkson Retail Group Ltd.[b]	1,560,000	613,587
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	877,500	1,665,738

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2013

Security	Shares	Value

Sun Art Retail Group Ltd.[b]	3,022,500	$4,116,063
Wumart Stores Inc. Class H	586,000	1,109,368
Zhongsheng Group Holdings Ltd.	682,500	904,790

		27,799,028
TELECOMMUNICATIONS — 11.92%
China Communications Services Corp. Ltd. Class H	3,120,800	2,096,793
China Mobile Ltd.	7,507,500	80,696,137
China Telecom Corp. Ltd. Class H	17,550,000	8,849,234
China Unicom (Hong Kong) Ltd.	5,850,000	8,871,866
ZTE Corp. Class Ha,b	788,000	1,524,296

		102,038,326
TRANSPORTATION — 0.31%
China COSCO Holdings Co. Ltd. Class Ha,b	3,120,000	1,432,374
China Shipping Container Lines Co. Ltd. Class Ha,b	4,680,000	1,194,986

		2,627,360
WATER — 0.30%
Guangdong Investment Ltd.[b]	3,120,000	2,583,101

		2,583,101

TOTAL COMMON STOCKS
(Cost: $926,133,914)		854,144,876

RIGHTS — 0.02%
BANKS — 0.02%
China Merchants Bank Co. Ltd. Class Ha	865,650	196,475

		196,475

TOTAL RIGHTS
(Cost: $0)		196,475

SHORT-TERM INVESTMENTS — 5.91%

MONEY MARKET FUNDS — 5.91%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	47,122,706	47,122,706
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	2,992,258	2,992,258

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	494,737	$494,737

		50,609,701

TOTAL SHORT-TERM INVESTMENTS
(Cost: $50,609,701)		50,609,701

TOTAL INVESTMENTS IN SECURITIES — 105.71%
(Cost: $976,743,615)		904,951,052
Other Assets, Less Liabilities — (5.71)%		(48,875,984)

NET ASSETS — 100.00%		$856,075,068

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.90%

AGRICULTURE — 0.86%
United International Enterprises Ltd.	465	$80,469

		80,469
APPAREL — 0.94%
IC Companys A/S	3,060	88,165

		88,165
BANKS — 11.85%
Danske Bank A/Sa	35,790	714,870
Jyske Bank A/S Registered[a]	5,195	239,211
Sydbank A/Sa	6,695	161,181

		1,115,262
BEVERAGES — 7.50%
Carlsberg A/S Class B	5,835	564,692
Royal Unibrew A/S	1,250	140,746

		705,438
BIOTECHNOLOGY — 2.11%
Bavarian Nordic A/Sa	6,725	76,078
Genmab A/Sa	4,155	122,579

		198,657
BUILDING MATERIALS — 1.53%
Rockwool International A/S Class B	915	143,945

		143,945
CHEMICALS — 5.53%
Auriga Industries A/S Class Ba	3,020	106,497
Novozymes A/S Class B	11,395	414,320

		520,817
ELECTRICAL COMPONENTS & EQUIPMENT — 3.19%
Solar Holdings A/S Class B	305	15,419
Vestas Wind Systems A/Sa	15,235	284,376

		299,795
FOOD — 2.79%
Christian Hansen Holding A/S	6,550	216,506
East Asiatic Co. Ltd. A/Sa	2,820	45,610

		262,116
HEALTH CARE — PRODUCTS — 5.75%
Coloplast A/S Class B	7,100	384,659
William Demant Holding A/Sa	1,830	156,561

		541,220
HOLDING COMPANIES — DIVERSIFIED — 1.08%
Schouw & Co. A/S	2,890	101,402

		101,402

Security	Shares	Value

HOME FURNISHINGS — 0.53%
Bang & Olufsen A/S Class Ba	5,445	$50,048

		50,048
INSURANCE — 5.12%
Alm. Brand A/Sa	24,280	78,968
Topdanmark A/Sa	8,770	221,368
TrygVesta A/S	2,140	181,721

		482,057
MACHINERY — 1.99%
FLSmidth & Co. A/Sb	3,440	187,160

		187,160
MANUFACTURING — 1.32%
NKT Holding A/S	2,755	123,936

		123,936
PHARMACEUTICALS — 23.23%
ALK-Abello A/S	1,055	88,300
Novo Nordisk A/S Class B	12,510	2,085,239
Zealand Pharma A/Sa	1,110	12,655

		2,186,194
RETAIL — 2.23%
Pandora A/S	5,855	210,299

		210,299
SOFTWARE — 1.58%
SimCorp AS	4,750	148,612

		148,612
TELECOMMUNICATIONS — 6.32%
GN Store Nord A/S	12,560	257,978
TDC A/S	41,290	336,386

		594,364
TRANSPORTATION — 14.45%
A.P. Moeller-Maersk A/S Class A	30	241,173
A.P. Moeller-Maersk A/S Class B	70	593,918
D/S Norden A/S	3,165	111,610
DFDS A/S	1,170	77,037
DSV A/S	12,850	336,391

		1,360,129

TOTAL COMMON STOCKS (Cost: $8,923,384)		9,400,085

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.83%

MONEY MARKET FUNDS — 0.83%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	67,082	$67,082
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	4,260	4,260
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	6,999	6,999

		78,341

TOTAL SHORT-TERM INVESTMENTS (Cost: $78,341)		78,341

TOTAL INVESTMENTS IN SECURITIES — 100.73% (Cost: $9,001,725)		9,478,426
Other Assets, Less Liabilities — (0.73)%		(68,297)

NET ASSETS — 100.00%		$9,410,129

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 71.54%

BRAZIL — 28.74%
ALL – America Latina Logistica SA	7,800	$30,285
Anhanguera Educacional Participacoes SA	7,200	41,949
Arteris SA	2,100	19,011
Banco Bradesco SA	10,530	139,975
Banco do Brasil SA	9,900	95,993
Banco Santander (Brasil) SA Units	16,200	92,953
BB Seguridade Participacoes SA	11,100	89,839
BM&F Bovespa SA	33,900	166,705
BR Malls Participacoes SA	7,800	59,389
BR Properties SA	4,200	32,067
BRF – Brasil Foods SA	11,700	271,681
CCR SA	16,200	118,236
Centrais Eletricas Brasileiras SA	2,400	4,998
CETIP SA – Mercados Organizados	3,902	38,409
Cielo SA	6,364	156,369
Companhia de Bebidas das Americas	2,700	95,043
Companhia de Saneamento Basico do Estado de Sao Paulo	6,000	49,445
Companhia de Saneamento de Minas Gerais SA	900	10,885
Companhia Hering SA	2,700	36,243
Companhia Siderurgica Nacional SA	12,600	44,629
Cosan SA Industria e Comercio	1,800	31,484
CPFL Energia SA	4,800	39,374
Cyrela Brazil Realty SA Empreendimentos e Participacoes	5,100	33,725
Duratex SA	5,440	27,644
EcoRodovias Infraestrutura e Logistica SA	3,600	23,170
EDP Energias do Brasil SA	4,800	21,605
Embraer SA	10,500	86,484
Estacio Participacoes SA	4,200	31,025
Fibria Celulose SAa	4,800	55,689
Hypermarcas SA	6,300	43,039
JBS SA	12,300	38,082
Kroton Educacional SA	3,300	44,422
Localiza Rent A Car SA	2,520	33,021
Lojas Americanas SA	1,800	10,290
Lojas Renner SA	2,400	57,941
M Dias Branco SA	600	23,006
MPX Energia SAa	2,700	5,565
MPX Energia SA New[a]	578	1,252
MRV Engenharia e Participacoes SA	5,400	18,922

Security	Shares	Value

Multiplan Empreendimentos Imobiliarios SA	1,500	$30,250
Multiplus SA	900	9,866
Natura Cosmeticos SA	3,300	62,149
Odontoprev SA	5,700	21,124
Petroleo Brasileiro SA	53,100	356,725
Porto Seguro SA	1,800	19,468
Qualicorp SAa	3,600	28,243
Raia Drogasil SA	3,900	27,693
Souza Cruz SA	7,200	75,719
Sul America SA Units	2,883	16,979
TIM Participacoes SA	14,700	58,004
Totvs SA	2,100	33,039
Tractebel Energia SA	3,000	43,160
Transmissora Alianca de Energia Eletrica SA	2,100	19,435
Ultrapar Participacoes SA	5,700	124,445
Vale SA	23,100	334,470
WEG SA	3,900	45,936

		3,526,549
CHILE — 8.27%
AES Gener SA	49,635	32,080
Aguas Andinas SA Series A	50,142	34,606
Banco de Chile	304,449	43,526
Banco de Credito e Inversiones	495	23,667
Banco Santander (Chile) SA	1,077,867	60,295
CAP SA	1,419	30,290
Cencosud SA	20,544	83,000
Colbun SA	165,945	42,746
Compania Cervecerias Unidas SA	2,100	28,115
CorpBanca SA	2,284,425	21,718
E.CL SA	10,749	14,041
Empresa Nacional de Electricidad SA	59,880	81,711
Empresa Nacional de Telecomunicaciones SA	2,364	37,474
Empresas CMPC SA	22,287	65,820
Empresas Copec SA	7,482	99,490
Enersis SA	335,022	106,097
LATAM Airlines Group SA	5,364	67,453
S.A.C.I. Falabella SA	12,993	128,699
Vina Concha y Toro SA	7,419	13,527

		1,014,355
COLOMBIA — 5.22%
Bancolombia SA SP ADR	5,838	321,499
Ecopetrol SA SP ADR	7,155	319,542

		641,041

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

August 31, 2013

Security	Shares	Value

MEXICO — 26.96%
Alfa SAB de CV Series A	51,600	$130,430
America Movil SAB de CV Series L	673,800	648,971
Arca Continental SAB de CV	6,000	38,012
Cemex SAB de CV CPO[a]	198,946	226,034
Coca-Cola FEMSA SAB de CV Series L	7,800	92,984
Compartamos SAB de CV	19,200	33,692
Controladora Comercial Mexicana SAB de CV BC Units	7,800	29,560
El Puerto de Liverpool SA de CV Series C1	3,900	40,934
Fibra Uno Administracion SA de CV	24,900	73,085
Fomento Economico Mexicano SAB de CV BD Units	35,700	338,177
Genomma Lab Internacional SAB de CV Series Ba,b	13,200	28,314
Grupo Aeroportuario del Pacifico SAB de CV Series B	6,300	31,439
Grupo Aeroportuario del Sureste SAB de CV Series B	3,900	43,799
Grupo Bimbo SAB de CV Series A	31,200	90,782
Grupo Carso SAB de CV Series A1	9,900	48,922
Grupo Comercial Chedraui SA de CV	6,300	18,015
Grupo Financiero Banorte SAB de CV Series O	43,500	272,005
Grupo Financiero Inbursa SAB de CV Series O	35,400	75,509
Grupo Financiero Santander Mexico SAB de CV Series B	32,100	87,486
Grupo Mexico SAB de CV Series B	66,300	189,684
Grupo Televisa SAB de CV CPO	46,500	233,475
Industrias CH SAB de CV Series Ba	3,000	17,251
Industrias Penoles SAB de CV	2,430	74,218
Kimberly-Clark de Mexico SAB de CV Series A	29,400	83,365
Mexichem SAB de CV	18,968	75,576
Minera Frisco SAB de CV Series A1[a]	11,400	30,984
OHL Mexico SAB de CVa	10,200	26,547
Wal-Mart de Mexico SAB de CV Series V	95,100	228,206

		3,307,456
PERU — 2.35%
Compania de Minas Buenaventura SA SP ADR	3,330	42,058

Security	Shares	Value

Credicorp Ltd.	1,323	$160,401
Southern Copper Corp.	3,138	86,295

		288,754

TOTAL COMMON STOCKS (Cost: $10,424,922)		8,778,155

PREFERRED STOCKS — 28.02%

BRAZIL — 27.43%
AES Tiete SA	2,100	17,756
Banco Bradesco SA	38,140	444,582
Banco do Estado do Rio Grande do Sul SA Class B	3,300	19,823
Bradespar SA	4,200	43,587
Braskem SA Class A	2,100	15,503
Centrais Eletricas Brasileiras SA Class B	5,100	19,673
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	2,200	90,436
Companhia de Bebidas das Americas	12,900	451,489
Companhia Energetica de Minas Gerais	9,846	77,038
Companhia Energetica de Sao Paulo Class B	3,000	26,817
Companhia Paranaense de Energia Class B	1,500	18,015
Gerdau SA	15,300	110,380
Itau Unibanco Holding SA	44,740	545,793
Itausa – Investimentos Itau SA	50,171	176,438
Klabin SA	8,700	45,052
Lojas Americanas SA	8,412	53,504
Marcopolo SA	7,800	21,787
Metalurgica Gerdau SA	5,100	45,418
Oi SA	12,961	19,301
Petroleo Brasileiro SA	74,400	525,795
Suzano Papel e Celulose SA Class A	5,400	21,353
Telefonica Brasil SA	5,400	105,583
Usinas Siderurgicas de Minas Gerais SA Class A	7,200	31,227
Vale SA Class A	33,600	439,576

		3,365,926
CHILE — 0.59%
Embotelladora Andina SA Class B	5,424	27,650
Sociedad Quimica y Minera de Chile SA Series B	1,722	44,654

		72,304

TOTAL PREFERRED STOCKS (Cost: $4,766,307)		3,438,230

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

August 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.19%

MONEY MARKET FUNDS — 0.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	17,950	$17,950
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	1,140	1,140
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,673	3,673

		22,763

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,763)		22,763

TOTAL INVESTMENTS IN SECURITIES — 99.75%
(Cost: $15,213,992)		12,239,148
Other Assets, Less Liabilities — 0.25%		31,138

NET ASSETS — 100.00%		$12,270,286

CPO  —  Certificates of Participation (Ordinary)

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.97%

AUTO PARTS & EQUIPMENT — 4.54%
Nokian Renkaat OYJ	9,394	$437,878

		437,878
BANKS — 2.16%
Pohjola Bank PLC Class A	12,852	208,274

		208,274
CHEMICALS — 1.61%
Kemira OYJ	9,863	154,894

		154,894
COMMERCIAL SERVICES — 1.94%
Cramo OYJ	4,011	62,938
Poyry OYJ[a]	7,868	38,449
Ramirent OYJ	8,015	86,028

		187,415
COMPUTERS — 1.70%
F-Secure OYJ	17,465	39,380
Tieto OYJ	6,279	124,772

		164,152
ELECTRIC — 5.87%
Fortum OYJ	28,525	566,453

		566,453
ENGINEERING & CONSTRUCTION — 1.49%
YIT OYJ	10,507	144,087

		144,087
FOOD — 2.63%
Atria PLC	3,759	37,968
HKScan OYJ Class A	6,937	34,393
Kesko OYJ Class B	6,027	181,355

		253,716
FOREST PRODUCTS & PAPER — 9.04%
Metsa Board OYJ Class B	21,693	67,792
Stora Enso OYJ Class R	48,748	375,711
UPM-Kymmene OYJ	35,595	428,757

		872,260
HAND & MACHINE TOOLS — 1.49%
Konecranes OYJ	4,627	143,682

		143,682
HOME BUILDERS — 0.84%
Caverion Corp.[a]	12,523	81,243

		81,243

Security	Shares	Value

INSURANCE — 13.25%
Sampo OYJ Class A	30,772	$1,278,549

		1,278,549
IRON & STEEL — 1.47%
Outokumpu OYJ[a,b]	112,686	67,815
Rautaruukki OYJ	10,542	74,230

		142,045
LEISURE TIME — 2.27%
Amer Sports OYJ Class A	11,081	218,879

		218,879
MACHINERY — 15.87%
Kone OYJ Class B	11,088	905,018
Metso OYJ	11,102	426,144
Outotec OYJ[b]	15,512	200,655

		1,531,817
MANUFACTURING — 6.57%
Uponor OYJ	6,062	107,351
Wartsila OYJ Abp	11,305	526,656

		634,007
MEDIA — 0.74%
Sanoma OYJ	9,835	71,197

		71,197
MINING — 0.38%
Talvivaara Mining Co. PLC[a,b]	263,487	36,585

		36,585
OIL & GAS — 2.30%
Neste Oil OYJ	12,117	222,087

		222,087
PACKAGING & CONTAINERS — 1.68%
Huhtamaki OYJ	8,316	162,289

		162,289
PHARMACEUTICALS — 3.07%
Biotie Therapies OYJ[a]	79,639	35,704
Oriola-KD OYJ Class B	16,394	49,719
Orion OYJ Class B	9,114	210,671

		296,094
REAL ESTATE — 2.76%
Citycon OYJ	29,260	91,054
Sponda OYJ	24,297	120,463
Technopolis OYJ	9,261	54,952

		266,469

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2013

Security	Shares	Value
RETAIL — 0.78%
Stockmann OYJ Abp Class B	4,333	$75,190

		75,190
TELECOMMUNICATIONS — 14.22%
Elisa OYJ	12,936	271,383
Nokia OYJ[a,b]	268,506	1,035,956
PKC Group OYJ	2,254	65,298

		1,372,637
TRANSPORTATION — 1.30%
Cargotec Corp. OYJ Class B	3,724	125,708

		125,708

TOTAL COMMON STOCKS
(Cost: $9,740,776)		9,647,607

SHORT-TERM INVESTMENTS — 14.70%

MONEY MARKET FUNDS — 14.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	1,332,343	1,332,343
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	84,603	84,603
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	2,042	2,042

		1,418,988

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,418,988)		1,418,988

TOTAL INVESTMENTS IN SECURITIES — 114.67% (Cost: $11,159,764)		11,066,595
Other Assets, Less Liabilities — (14.67)%		(1,415,728)

NET ASSETS — 100.00%		$9,650,867

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI INDONESIA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 100.35%

AGRICULTURE — 5.65%
PT Astra Agro Lestari Tbk	1,423,670	$2,574,861
PT Bisi International Tbk	5,526,500	303,654
PT BW Plantation Tbk	5,969,752	497,479
PT Charoen Pokphand Indonesia Tbk	26,810,725	8,286,282
PT Gudang Garam Tbk	1,747,742	6,073,884
PT Japfa Comfeed Indonesia Tbk	17,501,500	1,891,188
PT Malindo Feedmill Tbk	2,758,000	650,352
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	11,191,500	1,527,045
PT Sampoerna Agro Tbk	2,437,372	401,765

		22,206,510
AIRLINES — 0.18%
PT Garuda Indonesia (Persero) Tbk[a]	16,215,500	712,769

		712,769
AUTO PARTS & EQUIPMENT — 0.38%
PT Gajah Tunggal Tbk	5,714,486	978,580
PT Selamat Sempurna Tbk	2,122,000	500,380

		1,478,960
BANKS — 25.58%
PT Bank Bukopin Tbk	11,735,699	601,831
PT Bank Central Asia Tbk	44,796,658	37,125,435
PT Bank Danamon Indonesia Tbk	12,185,860	4,519,481
PT Bank Mandiri (Persero) Tbk	33,914,780	22,050,818
PT Bank Negara Indonesia (Persero) Tbk	27,104,058	9,555,918
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	8,634,836	616,774
PT Bank Pembangunan Daerah Jawa Timur Tbk	10,984,000	306,788
PT Bank Rakyat Indonesia (Persero) Tbk	40,339,672	24,381,120
PT Bank Tabungan Negara (Persero) Tbk	15,223,926	1,324,426

		100,482,591
BUILDING MATERIALS — 6.28%
PT Arwana Citramulia Tbk	17,290,500	1,282,537
PT Asahimas Flat Glass Tbk	337,279	228,559
PT Holcim Indonesia Tbk	5,574,500	1,072,019
PT Indocement Tunggal Prakarsa Tbk	5,349,644	9,650,915

Security	Shares	Value

PT Semen Gresik (Persero) Tbk	10,775,655	$12,433,448

		24,667,478
COAL — 3.85%
PT Adaro Energy Tbk	52,281,339	4,452,532
PT Bukit Asam (Persero) Tbk	2,924,050	3,240,019
PT Bumi Resources Tbk[a]	53,056,417	1,992,045
PT Exploitasi Energi Indonesia Tbk[a]	8,242,000	177,369
PT Golden Eagle Energy Tbk[a]	989,334	548,120
PT Indika Energy Tbk	5,755,500	274,071
PT Indo Tambangraya Megah Tbk	1,435,880	4,214,282
PT Resource Alam Indonesia Tbk	1,659,000	226,365

		15,124,803
COMMERCIAL SERVICES — 1.44%
PT Citra Marga Nusaphala Persada Tbk	6,419,000	1,939,808
PT Jasa Marga (Persero) Tbk	7,410,000	3,698,214

		5,638,022
DISTRIBUTION & WHOLESALE — 0.59%
PT AKR Corporindo Tbk	6,322,168	2,301,339

		2,301,339
DIVERSIFIED FINANCIAL SERVICES — 0.06%
PT Clipan Finance Indonesia Tbk	6,952,500	248,304

		248,304
ENGINEERING & CONSTRUCTION — 1.17%
PT Adhi Karya (Persero) Tbk	3,218,500	583,574
PT Alam Sutera Realty Tbk	35,849,116	1,805,588
PT Pembangunan Perumahan (Persero) Tbk	6,914,000	671,139
PT Total Bangun Persada Tbk	4,397,500	293,972
PT Wijaya Karya (Persero) Tbk	7,799,139	1,242,720

		4,596,993
FOOD — 3.79%
PT Indofood CBP Sukses Makmur Tbk	4,235,577	3,878,733
PT Indofood Sukses Makmur Tbk	15,951,230	9,494,780
PT Nippon Indosari Corpindo Tbk	910,000	550,000
PT Tiga Pilar Sejahtera Food Tbk	5,391,000	602,291
PT Tunas Baru Lampung Tbk	8,190,500	356,272

		14,882,076
GAS — 4.99%
PT Perusahaan Gas Negara (Persero) Tbk	39,640,007	19,602,201

		19,602,201

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2013

Security	Shares	Value

HOME BUILDERS — 0.16%
PT Waskita Karya (Persero) Tbk	12,412,000	$625,146

		625,146

HOUSEHOLD PRODUCTS & WARES — 4.03%
PT Unilever Indonesia Tbk	5,544,004	15,840,011

		15,840,011

INSURANCE — 0.19%
PT Panin Financial Tbk[a]	46,449,278	744,379

		744,379

IRON & STEEL — 0.13%
PT Krakatau Steel (Persero) Tbk	11,615,000	499,913

		499,913

MACHINERY — 2.31%
PT Hexindo Adiperkasa Tbk	778,318	251,243
PT United Tractors Tbk	6,098,296	8,823,542

		9,074,785
MEDIA — 2.95%
PT Global Mediacom Tbk	25,426,000	4,074,680
PT Media Nusantara Citra Tbk[a]	15,345,500	4,145,533
PT MNC Investama Tbk	90,736,500	2,866,675
PT MNC Sky Vision Tbk[a]	2,858,847	486,946

		11,573,834
METAL FABRICATE & HARDWARE — 0.17%
PT Bakrie and Brothers Tbk[a]	149,020,772	682,330

		682,330
MINING — 0.91%
PT Aneka Tambang (Persero) Tbk	12,105,566	1,474,396
PT Borneo Lumbung Energi & Metal Tbk[a]	18,805,500	344,423
PT Bumi Resources Minerals Tbk[a]	46,405,000	573,688
PT Central Omega Resources Tbk	5,175,500	189,579
PT Delta Dunia Makmur Tbk[a]	18,046,054	152,036
PT Timah (Persero) Tbk	7,244,410	855,796

		3,589,918
OIL & GAS — 1.22%
PT Benakat Petroleum Energy Tbk[a]	79,826,210	877,211
PT Energi Mega Persada Tbk[a]	129,748,442	914,893

Security	Shares	Value

PT Medco Energi Internasional Tbk	5,418,752	$1,166,124
PT Sugih Energy Tbk[a]	45,015,411	1,834,419

		4,792,647

PHARMACEUTICALS — 2.96%
PT Kalbe Farma Tbk	83,029,585	10,264,647
PT Tempo Scan Pacific Tbk	4,103,581	1,371,618

		11,636,265

PIPELINES — 0.25%
PT Hanson International Tbk[a]	18,126,507	962,763

		962,763

REAL ESTATE — 6.96%
PT Agung Podomoro Land Tbk	22,644,000	549,511
PT Bakrieland Development Tbk[a]	147,824,295	676,851
PT Bekasi Fajar Industrial Estate Tbk[a]	8,572,500	333,637
PT Bumi Serpong Damai Tbk	25,421,622	3,049,664
PT Ciputra Development Tbk	38,560,322	2,860,244
PT Ciputra Property Tbk	10,024,140	651,753
PT Ciputra Surya Tbk	2,886,480	634,391
PT Gading Development Tbk[a]	14,741,000	512,965
PT Intiland Development Tbk	20,386,120	578,727
PT Kawasan Industri Jababeka Tbk	62,397,817	1,428,521
PT Lippo Cikarang Tbk[a]	1,519,000	667,692
PT Lippo Karawaci Tbk	71,271,462	7,505,694
PT Metropolitan Land Tbk	6,975,000	252,301
PT Modernland Realty Tbk[a]	15,932,709	1,006,737
PT Nirvana Development Tbk[a]	13,255,500	315,607
PT Pakuwon Jati Tbk	61,491,577	1,633,018
PT Sentul City Tbk[a]	80,178,550	1,431,760
PT Summarecon Agung Tbk	34,057,458	2,432,676
PT Surya Semesta Internusa Tbk	12,872,374	825,152

		27,346,901

RETAIL — 13.33%
PT ACE Hardware Indonesia Tbk	28,155,479	1,830,622
PT Agis Tbk[a]	17,670,000	679,615
PT Astra International Tbk	73,557,330	40,752,916
PT Erajaya Swasembada Tbk[a]	4,204,000	508,176
PT Matahari Department Store Tbk[a]	5,284,500	6,024,911
PT Mitra Adiperkasa Tbk	2,725,500	1,185,543
PT Ramayana Lestari Sentosa Tbk	11,524,000	1,065,864

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2013

Security	Shares	Value

PT Tiphone Mobile Indonesia Tbk[a]	6,928,500	$314,067

		52,361,714

TELECOMMUNICATIONS — 10.30%
PT Indosat Tbk	4,956,878	1,872,447
PT Telekomunikasi Indonesia (Persero) Tbk	164,834,390	33,208,394
PT Tower Bersama Infrastructure Tbk[a]	3,284,859	1,564,218
PT XL Axiata Tbk	9,300,500	3,811,331

		40,456,390

TRANSPORTATION — 0.52%
PT Berlian Laju Tanker Tbk[a,b]	20,137,514	—
PT Trada Maritime Tbk[a]	15,820,000	2,028,205

		2,028,205

TOTAL COMMON STOCKS
(Cost: $521,503,225)		394,157,247

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	334,384	334,384

		334,384

TOTAL SHORT-TERM INVESTMENTS
(Cost: $334,384)		334,384

TOTAL INVESTMENTS IN SECURITIES — 100.44%
(Cost: $521,837,609)		394,491,631
Other Assets, Less Liabilities — (0.44)%		(1,722,978)

NET ASSETS — 100.00%		$392,768,653

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI IRELAND CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.44%

AIRLINES — 9.54%
Aer Lingus Group PLC	1,814,400	$4,043,271
Ryanair Holdings PLC SP ADR	83,900	3,981,894

		8,025,165
BANKS — 4.85%
Bank of Ireland[a]	14,013,432	4,083,663

		4,083,663
BEVERAGES — 1.77%
C&C Group PLC	268,542	1,487,218

		1,487,218
BUILDING MATERIALS — 29.58%
CRH PLC	958,446	20,233,551
Kingspan Group PLC	301,266	4,651,791

		24,885,342
DISTRIBUTION & WHOLESALE — 0.40%
DCC PLC	8,405	332,713

		332,713
ENTERTAINMENT — 2.22%
Paddy Power PLC	23,220	1,863,099

		1,863,099
FOOD — 19.95%
Fyffes PLC	29,535	29,287
Glanbia PLC	304,182	4,051,054
Kerry Group PLC Class A	194,400	12,234,911
Total Produce PLC	472,509	470,403

		16,785,655
FOREST PRODUCTS & PAPER — 5.40%
Smurfit Kappa Group PLC	224,316	4,546,187

		4,546,187
INSURANCE — 4.78%
FBD Holdings PLC	197,748	4,016,862

		4,016,862
MEDIA — 0.00%
Independent News & Media PLC[a]	100	6

		6
OIL & GAS — 0.00%
Providence Resources PLC[a]	100	561

		561
PHARMACEUTICALS — 11.18%
Elan Corp. PLC[a]	602,910	9,098,743
United Drug PLC	59,022	309,511

		9,408,254

Security	Shares	Value

RETAIL — 5.03%
Grafton Group PLC Units	501,498	$4,232,162

		4,232,162
TRANSPORTATION — 4.74%
Irish Continental Group PLC	124,362	3,984,805

		3,984,805

TOTAL COMMON STOCKS
(Cost: $68,236,333)		83,651,692

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	28,006	28,006

		28,006

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,006)		28,006

TOTAL INVESTMENTS IN SECURITIES — 99.48%
(Cost: $68,264,339)		83,679,698
Other Assets, Less Liabilities — 0.52%		441,235

NET ASSETS — 100.00%		$84,120,933

SP ADR — Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.96%

AIRLINES — 2.00%
Air New Zealand Ltd.	2,639,760	$2,899,621

		2,899,621
BUILDING MATERIALS — 15.51%
Fletcher Building Ltd.	3,321,545	22,507,783

		22,507,783
CHEMICALS — 2.32%
Nuplex Industries Ltd.[a]	1,362,975	3,363,311

		3,363,311
ELECTRIC — 8.75%
Contact Energy Ltd.	1,579,130	6,474,142
Infratil Ltd.	3,383,935	6,216,903

		12,691,045
ENGINEERING & CONSTRUCTION — 7.90%
Auckland International Airport Ltd.	4,812,190	11,465,209

		11,465,209
HEALTH CARE — PRODUCTS — 4.49%
Fisher & Paykel Healthcare Corp. Ltd.	2,366,485	6,516,918

		6,516,918
HEALTH CARE — SERVICES — 7.88%
Ryman Healthcare Ltd.	1,655,545	8,644,368
Summerset Group Holdings Ltd.	1,197,140	2,787,404

		11,431,772
INTERNET — 5.67%
Diligent Board Member Services Inc.[b]	527,340	1,913,163
Trade Me Group Ltd.	1,877,480	6,317,614

		8,230,777
LODGING — 5.16%
SKYCITY Entertainment Group Ltd.	2,489,735	7,491,887

		7,491,887
MEDIA — 4.63%
Sky Network Television Ltd.	1,538,925	6,714,057

		6,714,057
OIL & GAS — 1.42%
New Zealand Oil & Gas Ltd.	3,109,130	2,056,333

		2,056,333
REAL ESTATE — 3.08%
Precinct Properties New Zealand Ltd.	5,505,620	4,471,817

		4,471,817

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 6.78%
Goodman Property Trust	6,187,915	$5,025,996
Kiwi Income Property Trust	5,386,960	4,812,981

		9,838,977
RETAIL — 1.62%
Warehouse Group Ltd. (The)	804,695	2,346,719

		2,346,719
SOFTWARE — 3.06%
Xero Ltd.[a,b]	341,275	4,435,088

		4,435,088
TELECOMMUNICATIONS — 13.98%
Chorus Ltd.	2,338,860	5,264,847
Telecom Corp. of New Zealand Ltd.	8,535,020	15,020,155

		20,285,002
TRANSPORTATION — 5.71%
Freightways Ltd.	1,055,785	3,405,650
Mainfreight Ltd.	594,660	4,875,993

		8,281,643

TOTAL COMMON STOCKS
(Cost: $141,424,736)		145,027,959

SHORT-TERM INVESTMENTS — 1.67%

MONEY MARKET FUNDS — 1.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	2,204,209	2,204,209
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	139,965	139,965
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	76,587	76,587

		2,420,761

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,420,761)		2,420,761

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2013

Value
TOTAL INVESTMENTS IN SECURITIES — 101.63%
(Cost: $143,845,497)	$147,448,720
Other Assets, Less Liabilities — (1.63)%	(2,367,609)

NET ASSETS — 100.00%	$145,081,111

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.42%

AIRLINES — 0.80%
Norwegian Air Shuttle ASa	2,544	$90,992

		90,992
BANKS — 10.41%
DNB ASA	69,744	1,081,126
SpareBank 1 SMN	12,416	98,866

		1,179,992
CHEMICALS — 4.67%
Borregaard ASA	9,760	41,088
Yara International ASA	12,368	488,383

		529,471

COMPUTERS — 0.31%
Dolphin Group ASA[a]	36,416	35,058

		35,058
ENGINEERING & CONSTRUCTION — 2.42%
Aker Solutions ASA	15,580	236,045
Kvaerner ASA	24,464	38,601

		274,646
ENVIRONMENTAL CONTROL — 1.26%
Tomra Systems ASA	15,916	142,188

		142,188
FOOD — 3.95%
Austevoll Seafood ASA	12,452	67,660
Cermaq ASA	4,832	79,633
Leroey Seafood Group ASA	2,664	65,421
Marine Harvest ASA	253,564	235,214

		447,928
HOLDING COMPANIES — DIVERSIFIED — 0.78%
Aker ASA Class A	2,944	88,870

		88,870
HOME BUILDERS — 0.33%
BWG Homes ASA[a]	17,884	37,353

		37,353
INSURANCE — 4.08%
Gjensidige Forsikring ASA	18,976	269,228
Storebrand ASA[a]	34,540	193,201

		462,429
INTERNET — 0.71%
Atea ASA	8,100	80,293

		80,293

Security	Shares	Value

MANUFACTURING — 4.22%
Orkla ASA	66,412	$478,544

		478,544
MEDIA — 3.10%
Schibsted ASA	7,180	351,004

		351,004
MINING — 2.96%
Norsk Hydro ASA	83,416	335,379

		335,379
OIL & GAS — 29.76%
Det norske oljeselskap ASA[a]	7,844	103,610
DNO International ASA[a]	68,464	148,356
Norwegian Energy Co. ASA[a]	59,664	21,905
Seadrill Ltd.	25,664	1,182,592
Sevan Drilling ASa	68,616	56,093
Statoil ASA	84,788	1,859,428

		3,371,984
OIL & GAS SERVICES — 13.61%
Archer Ltd.[a,b]	37,000	30,911
BW Offshore Ltd.	50,292	59,577
Electromagnetic GeoServices ASa	26,384	30,437
Fred Olsen Energy ASA	3,508	162,106
Petroleum Geo-Services ASA	19,952	255,565
Polarcus Ltd.[a]	54,780	38,525
Prosafe SE	23,904	212,966
Subsea 7 SA	22,960	470,177
TGS-NOPEC Geophysical Co. ASA	9,576	281,882

		1,542,146
PHARMACEUTICALS — 1.19%
Algeta ASA[a]	3,192	134,274

		134,274
REAL ESTATE — 0.88%
Norwegian Property ASA	60,572	79,761
Selvaag Bolig ASA[a]	6,392	20,130

		99,891
SEMICONDUCTORS — 1.28%
Nordic Semiconductor ASA[a,b]	16,872	61,393
Renewable Energy Corp. ASA[a]	183,012	83,913

		145,306
SOFTWARE — 0.86%
Opera Software ASA	10,448	97,175

		97,175

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2013

Security	Shares	Value

TELECOMMUNICATIONS — 9.15%
Telenor ASA	49,944	$1,036,612

		1,036,612
TRANSPORTATION — 2.69%
Deep Sea Supply PLC[a]	19,712	32,003
Golden Ocean Group Ltd.[a]	47,852	60,903
Hoegh LNG Holdings Ltd.[a]	5,040	38,241
Songa Offshore SEa,b	22,700	23,928
Stolt-Nielsen Ltd.	3,828	88,072
Wilh Wilhelmsen ASA	7,060	61,056

		304,203

TOTAL COMMON STOCKS
(Cost: $11,313,261)		11,265,738

SHORT-TERM INVESTMENTS — 0.80%

MONEY MARKET FUNDS — 0.80%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	83,418	83,418
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	5,297	5,297
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,836	1,836

		90,551

TOTAL SHORT-TERM INVESTMENTS
(Cost: $90,551)		90,551

TOTAL INVESTMENTS IN SECURITIES — 100.22%
(Cost: $11,403,812)		11,356,289
Other Assets, Less Liabilities — (0.22)%		(24,869)

NET ASSETS — 100.00%		$11,331,420

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI PHILIPPINES ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.65%

AIRLINES — 0.72%
Cebu Air Inc.	1,636,070	$2,001,068

		2,001,068
BANKS — 14.30%
Bank of the Philippine Islands	5,401,665	11,142,448
BDO Unibank Inc.	10,858,196	18,015,841
East West Banking Corp.[a]	2,177,300	1,220,460
Metropolitan Bank & Trust Co.	2,103,766	3,844,326
Philippine National Bank[a]	1,525,384	2,565,107
Rizal Commercial Banking Corp.	2,933,678	2,946,833

		39,735,015
BEVERAGES — 0.53%
Pepsi-Cola Products Philippines Inc.	11,379,600	1,482,410

		1,482,410
COMMERCIAL SERVICES — 4.74%
International Container Terminal Services Inc.	6,177,090	13,157,479

		13,157,479
ELECTRIC — 8.60%
Aboitiz Power Corp.	13,978,515	10,186,138
Energy Development Corp.	56,953,120	7,355,380
First Gen Corp.	9,011,337	3,333,790
First Philippine Holdings Corp.	1,688,189	3,028,142

		23,903,450
ENGINEERING & CONSTRUCTION — 2.65%
DMCI Holdings Inc.	6,109,000	6,608,952
EEI Corp.	3,265,027	746,710

		7,355,662
ENTERTAINMENT — 0.31%
PhilWeb Corp.	3,342,728	854,419

		854,419
FOOD — 7.66%
D&L Industries Inc.	9,633,100	1,382,328
RFM Corp.	7,286,100	758,016
San Miguel Pure Foods Co. Inc.	255,080	1,373,772
Universal Robina Corp.	6,604,820	17,756,007

		21,270,123
HOLDING COMPANIES — DIVERSIFIED — 14.11%
Aboitiz Equity Ventures Inc.	13,163,310	13,576,508
Alliance Global Group Inc.[a]	15,625,539	9,109,059

Security	Shares	Value

Ayala Corp.	1,350,688	$16,505,044

		39,190,611
MEDIA — 0.57%
Lopez Holdings Corp.	13,906,750	1,574,643

		1,574,643
MINING — 1.33%
Atlas Consolidated Mining & Development Corp.	6,507,931	2,042,848
Lepanto Consolidated Mining Co. Class Ba	46,957,579	610,659
Nickel Asia Corp.	2,984,900	1,054,754

		3,708,261
OIL & GAS — 0.25%
Philex Petroleum Corp.[a]	2,604,200	700,682

		700,682
REAL ESTATE — 18.55%
Ayala Land Inc.	42,663,440	25,349,353
Belle Corp.[a]	32,109,467	3,311,739
Filinvest Land Inc.	74,132,590	2,443,384
Global-Estate Resorts Inc.[a]	16,725,677	543,772
SM Prime Holdings Inc.	46,065,735	16,732,397
Vista Land & Lifescapes Inc.	25,970,500	3,144,410

		51,525,055
RETAIL — 9.89%
Jollibee Foods Corp.	3,171,063	11,447,111
SM Investments Corp.	1,066,964	16,028,383

		27,475,494
TELECOMMUNICATIONS — 10.67%
Globe Telecom Inc.	250,485	8,542,325
Philippine Long Distance Telephone Co.	327,252	21,117,292

		29,659,617
WATER — 4.77%
Manila Water Co. Inc.	5,362,229	3,955,546
Metro Pacific Investments Corp.	78,964,300	9,295,125

		13,250,671

TOTAL COMMON STOCKS
(Cost: $319,230,433)		276,844,660

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI PHILIPPINES ETF

August 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	22,974	$22,974

		22,974

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,974)		22,974

TOTAL INVESTMENTS IN SECURITIES — 99.66%
(Cost: $319,253,407)		276,867,634
Other Assets, Less Liabilities — 0.34%		956,409

NET ASSETS — 100.00%		$277,824,043

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.81%

AGRICULTURE — 1.37%
Kernel Holding SAa	261,170	$3,823,476

		3,823,476
BANKS — 35.02%
Bank Handlowy w Warszawie SA	160,105	5,058,680
Bank Millennium SAa	2,158,445	4,433,220
Bank Pekao SA	463,095	24,887,200
Bank Zachodni WBK SA	111,725	10,762,730
BRE Bank SA	67,035	9,151,253
Getin Noble Bank SAa,b	7,345,355	4,696,127
Powszechna Kasa Oszczednosci Bank Polski SAa	3,240,640	38,344,195

		97,333,405
BUILDING MATERIALS — 0.81%
Rovese SAa	3,682,005	2,251,678

		2,251,678
CHEMICALS — 4.36%
Boryszew SAa	9,900,065	1,467,696
Ciech SAa	258,915	2,007,186
Grupa Azoty SA	206,640	4,659,013
Synthos SA	2,638,555	3,610,161
Zaklady Chemiczne Police SAb	43,870	372,612

		12,116,668
COAL — 3.40%
Jastrzebska Spolka Weglowa SA	176,300	3,698,883
Lubelski Wegiel Bogdanka SAa	164,000	5,751,587

		9,450,470
COMPUTERS — 1.80%
Asseco Poland SA	354,855	5,016,358

		5,016,358
DIVERSIFIED FINANCIAL SERVICES — 2.25%
Alior Bank SAa	147,190	4,159,643
Warsaw Stock Exchange SA	185,935	2,104,708

		6,264,351
ELECTRIC — 8.62%
ENEA SA	650,055	2,891,141
Polska Grupa Energetyczna SA	2,623,180	13,765,062
Tauron Polska Energia SA	4,995,645	6,603,771
Zespol Elektrowni Patnow Adamow Konin SAa,b	82,820	690,646

		23,950,620

Security	Shares	Value

ENGINEERING & CONSTRUCTION — 0.81%
Budimex SA	80,565	$2,248,430

		2,248,430
FOOD — 1.95%
Eurocash SA	338,660	5,428,601

		5,428,601
HOLDING COMPANIES — DIVERSIFIED — 0.86%
Getin Holding SAb	2,157,830	2,385,926

		2,385,926
INSURANCE — 9.77%
Powszechny Zaklad Ubezpieczen SA	200,695	27,146,745

		27,146,745
MANUFACTURING — 0.33%
Kopex SA	306,885	930,773

		930,773
MEDIA — 3.17%
Cyfrowy Polsat SAa	859,770	5,342,776
TVN SA	933,570	3,460,069

		8,802,845
METAL FABRICATE & HARDWARE — 0.45%
Impexmetal SAa	1,375,345	1,240,370

		1,240,370
MINING — 6.68%
KGHM Polska Miedz SA	490,155	18,560,112

		18,560,112
OIL & GAS — 11.20%
Grupa Lotos SAa	337,020	3,964,818
Polski Koncern Naftowy Orlen SA	1,050,420	14,596,061
Polskie Gornictwo Naftowe i Gazownictwo SA	6,582,550	12,564,330

		31,125,209
REAL ESTATE — 1.78%
Globe Trade Centre SAa,b	1,354,640	3,221,598
LC Corp. SAa,b	3,160,690	1,366,679
Polski Holding Nieruchomosci SAa	42,085	357,451

		4,945,728
TELECOMMUNICATIONS — 4.18%
Midas SAa,b	5,735,285	1,452,531
Netia SAa,b	1,707,240	2,752,465
Telekomunikacja Polska SA	3,132,605	7,401,569

		11,606,565

TOTAL COMMON STOCKS
(Cost: $302,777,047)		274,628,330

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2013

Security	Shares	Value

RIGHTS — 0.01%

ENGINEERING & CONSTRUCTION — 0.01%
Polimex-Mostostal SAa,b	1,272,872	$14,546

		14,546

TOTAL RIGHTS
(Cost: $0)		14,546

SHORT-TERM INVESTMENTS — 0.96%

MONEY MARKET FUNDS — 0.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	2,499,714	2,499,714
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	158,730	158,730
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	7,450	7,450

		2,665,894

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,665,894)		2,665,894

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $305,442,941)		277,308,770
Other Assets, Less Liabilities — 0.22%		623,751

NET ASSETS — 100.00%		$277,932,521

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2013

	iShares MSCI All Peru Capped ETF	iShares MSCI China ETF	iShares MSCI Denmark Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$445,817,169	$926,133,914	$8,923,384
Affiliated (Note 2)	883,332	50,609,701	78,341

Total cost of investments	$446,700,501	$976,743,615	$9,001,725

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$311,897,263	$854,341,351	$9,400,085
Affiliated (Note 2)	883,332	50,609,701	78,341

Total fair value of investments	312,780,595	904,951,052	9,478,426
Foreign currency, at value[b]	8,925,469	1,504,800	7,529
Receivables:
Investment securities sold	769,514	44	151,603
Due from custodian (Note 4)	1,141,897	—	—
Dividends and interest	71,376	433,199	861

Total Assets	323,688,851	906,889,095	9,638,419

LIABILITIES
Payables:
Investment securities purchased	9,992,692	—	154,130
Collateral for securities on loan (Note 5)	—	50,114,964	71,342
Capital shares redeemed	—	235,931	—
Foreign taxes (Note 1)	125	—	—
Investment advisory fees (Note 2)	131,190	463,132	2,818

Total Liabilities	10,124,007	50,814,027	228,290

NET ASSETS	$313,564,844	$856,075,068	$9,410,129

Net assets consist of:
Paid-in capital	$460,535,608	$943,437,966	$8,954,778
Undistributed (distributions in excess of) net investment income	(141,983)	1,763,826	273
Accumulated net realized loss	(12,902,968)	(17,334,529)	(21,550)
Net unrealized appreciation (depreciation)	(133,925,813)	(71,792,195)	476,628

NET ASSETS	$313,564,844	$856,075,068	$9,410,129

Shares outstanding[c]	9,250,000	19,500,000	250,000

Net asset value per share	$33.90	$43.90	$37.64

[a]	Securities on loan with values of $ —, $46,425,191 and $67,084, respectively. See Note 5.
[b]	Cost of foreign currency: $8,925,405, $1,504,600 and $7,590, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2013

	iShares MSCI Emerging Markets Latin America ETF	iShares MSCI Finland Capped ETF	iShares MSCI Indonesia ETF

ASSETS
Investments, at cost:
Unaffiliated	$15,191,229	$9,740,776	$521,503,225
Affiliated (Note 2)	22,763	1,418,988	334,384

Total cost of investments	$15,213,992	$11,159,764	$521,837,609

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$12,216,385	$9,647,607	$394,157,247
Affiliated (Note 2)	22,763	1,418,988	334,384

Total fair value of investments	12,239,148	11,066,595	394,491,631
Foreign currency, at value[b]	48,851	2,692	316,469
Receivables:
Investment securities sold	19,852	73,104	4,442,906
Dividends and interest	19,750	761	21,935
Capital shares sold	—	—	27,410

Total Assets	12,327,601	11,143,152	399,300,351

LIABILITIES
Payables:
Investment securities purchased	32,916	70,883	6,136,940
Collateral for securities on loan (Note 5)	19,090	1,416,946	—
Capital shares redeemed	—	—	162,902
Investment advisory fees (Note 2)	5,309	4,456	231,856

Total Liabilities	57,315	1,492,285	6,531,698

NET ASSETS	$12,270,286	$9,650,867	$392,768,653

Net assets consist of:
Paid-in capital	$15,697,750	$9,829,243	$537,041,555
Undistributed (distributions in excess of) net investment income	17,458	(58)	354,344
Accumulated net realized loss	(466,620)	(85,180)	(17,261,988)
Net unrealized depreciation	(2,978,302)	(93,138)	(127,365,258)

NET ASSETS	$12,270,286	$9,650,867	$392,768,653

Shares outstanding[c]	300,000	350,000	15,850,000

Net asset value per share	$40.90	$27.57	$24.78

[a]	Securities on loan with values of $17,803, $1,303,015 and $ —, respectively. See Note 5.
[b]	Cost of foreign currency: $49,909, $2,661 and $335,159, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2013

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$68,236,333	$141,424,736	$11,313,261
Affiliated (Note 2)	28,006	2,420,761	90,551

Total cost of investments	$68,264,339	$143,845,497	$11,403,812

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$83,651,692	$145,027,959	$11,265,738
Affiliated (Note 2)	28,006	2,420,761	90,551

Total fair value of investments	83,679,698	147,448,720	11,356,289
Foreign currency, at value[b]	92,810	33,099	63,172
Receivables:
Investment securities sold	3,780,793	1,112,481	109,367
Due from custodian (Note 4)	297,279	—	—
Dividends	247,133	5,063	3,665

Total Assets	88,097,713	148,599,363	11,532,493

LIABILITIES
Payables:
Investment securities purchased	3,942,535	1,110,634	107,096
Collateral for securities on loan (Note 5)	—	2,344,174	88,715
Investment advisory fees (Note 2)	34,245	63,444	5,262

Total Liabilities	3,976,780	3,518,252	201,073

NET ASSETS	$84,120,933	$145,081,111	$11,331,420

Net assets consist of:
Paid-in capital	$68,901,876	$147,779,423	11,537,145
Undistributed (distributions in excess of) net investment income	141,244	(328,682)	3,815
Accumulated net realized loss	(334,480)	(5,972,198)	(161,946)
Net unrealized appreciation (depreciation)	15,412,293	3,602,568	(47,594)

NET ASSETS	$84,120,933	$145,081,111	$11,331,420

Shares outstanding[c]	2,700,000	4,250,000	400,000

Net asset value per share	$31.16	$34.14	$28.33

[a]	Securities on loan with values of $ —, $2,224,433 and $79,728, respectively. See Note 5.
[b]	Cost of foreign currency: $92,614, $33,754 and $63,201, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2013

	iShares MSCI Philippines ETF	iShares MSCI Poland Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$319,230,433	$302,777,047
Affiliated (Note 2)	22,974	2,665,894

Total cost of investments	$319,253,407	$305,442,941

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$276,844,660	$274,642,876
Affiliated (Note 2)	22,974	2,665,894

Total fair value of investments	276,867,634	277,308,770
Foreign currency, at value[b]	328,145	671,403
Receivables:
Investment securities sold	13,738,274	4,575,009
Dividends and interest	518,605	2,801,616

Total Assets	291,452,658	285,356,798

LIABILITIES
Payables:
Investment securities purchased	13,394,981	4,228,110
Collateral for securities on loan (Note 5)	—	2,658,444
Capital shares redeemed	47,272	368,564
Investment advisory fees (Note 2)	186,362	169,159

Total Liabilities	13,628,615	7,424,277

NET ASSETS	$277,824,043	$277,932,521

Net assets consist of:
Paid-in capital	$335,127,581	$325,728,454
Undistributed net investment income	167,485	3,431,728
Accumulated net realized loss	(15,083,105)	(23,045,651)
Net unrealized depreciation	(42,387,918)	(28,182,010)

NET ASSETS	$277,824,043	$277,932,521

Shares outstanding[c]	8,700,000	10,250,000

Net asset value per share	$31.93	$27.12

[a]	Securities on loan with values of $ — and $2,503,058, respectively. See Note 5.
[b]	Cost of foreign currency: $334,783 and $685,911, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI All Peru Capped ETF	iShares MSCI China ETF	iShares MSCI Denmark Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$10,516,255	$32,716,810	$55,280
Interest — affiliated (Note 2)	409	512	1
Securities lending income — affiliated (Note 2)	—	680,232	2,553

Total investment income	10,516,664	33,397,554	57,834

EXPENSES
Investment advisory fees (Note 2)	2,315,561	5,592,484	20,537

Total expenses	2,315,561	5,592,484	20,537
Less investment advisory fees waived (Note 2)	(367,181)	—	—

Net expenses	1,948,380	5,592,484	20,537

Net investment income	8,568,284	27,805,070	37,297

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,711,810)	(19,552,473)	(1,965)
In-kind redemptions — unaffiliated	17,332,611	5,689,053	706,401
Foreign currency transactions	(213,999)	(106,729)	(31)

Net realized gain (loss)	7,406,802	(13,970,149)	704,405

Net change in unrealized appreciation/depreciation on:
Investments	(73,126,480)	(25,088,885)	254,278
Translation of assets and liabilities in foreign currencies	(6,372)	339	(156)

Net change in unrealized appreciation/depreciation	(73,132,852)	(25,088,546)	254,122

Net realized and unrealized gain (loss)	(65,726,050)	(39,058,695)	958,527

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(57,157,766)	$(11,253,625)	$995,824

[a]	Net of foreign withholding tax of $261,755, $3,061,076 and $9,503, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI Emerging Markets Latin America ETF	iShares MSCI Finland Capped ETF	iShares MSCI Indonesia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$314,311	$141,209	$10,169,739
Interest — affiliated (Note 2)	4	1	169
Securities lending income — affiliated (Note 2)	230	4,498	—

Total investment income	314,545	145,708	10,169,908

EXPENSES
Investment advisory fees (Note 2)	66,874	19,746	2,712,302

Total expenses	66,874	19,746	2,712,302
Less investment advisory fees waived (Note 2)	(18,685)	—	—

Net expenses	48,189	19,746	2,712,302

Net investment income	266,356	125,962	7,457,606

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(391,643)	(56,813)	(18,884,865)
In-kind redemptions — unaffiliated	—	428,613	32,488,438
Foreign currency transactions	(13,329)	442	(220,308)

Net realized gain (loss)	(404,972)	372,242	13,383,265

Net change in unrealized appreciation/depreciation on:
Investments	(2,467,109)	216,558	(92,877,097)
Translation of assets and liabilities in foreign currencies	(3,180)	14	(18,418)

Net change in unrealized appreciation/depreciation	(2,470,289)	216,572	(92,895,515)

Net realized and unrealized gain (loss)	(2,875,261)	588,814	(79,512,250)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,608,905)	$714,776	$(72,054,644)

[a]	Net of foreign withholding tax of $24,715, $24,555 and $1,884,058, respectively.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,075,212	$7,364,021	$367,520
Interest — affiliated (Note 2)	9	114	2
Securities lending income — affiliated (Note 2)	—	16,974	4,550

Total investment income	1,075,221	7,381,109	372,072

EXPENSES
Investment advisory fees (Note 2)	212,765	815,826	53,497

Total expenses	212,765	815,826	53,497

Net investment income	862,456	6,565,283	318,575

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	313,594	(1,503,215)	(126,062)
In-kind redemptions — unaffiliated	—	11,103,135	517,144
Foreign currency transactions	(609)	47,282	(2,591)

Net realized gain	312,985	9,647,202	388,491

Net change in unrealized appreciation/depreciation on:
Investments	14,924,451	(574,519)	(240,316)
Translation of assets and liabilities in foreign currencies	(3,593)	730	(299)

Net change in unrealized appreciation/depreciation	14,920,858	(573,789)	(240,615)

Net realized and unrealized gain	15,233,843	9,073,413	147,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,096,299	$15,638,696	$466,451

[a]	Net of foreign withholding tax of $ —, $1,181,032 and $89,457, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI Philippines ETF	iShares MSCI Poland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$5,147,744	$5,738,406
Interest — affiliated (Note 2)	52	91
Securities lending income — affiliated (Note 2)	—	129,482

Total investment income	5,147,796	5,867,979

EXPENSES
Investment advisory fees (Note 2)	1,789,844	1,069,416

Total expenses	1,789,844	1,069,416

Net investment income	3,357,952	4,798,563

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,074,913)	(15,355,557)
In-kind redemptions — unaffiliated	29,551,517	11,946,805
Foreign currency transactions	(170,359)	101,026

Net realized gain (loss)	16,306,245	(3,307,726)

Net change in unrealized appreciation/depreciation on:
Investments	(48,990,852)	25,914,942
Translation of assets and liabilities in foreign currencies	(2,828)	(57,769)

Net change in unrealized appreciation/depreciation	(48,993,680)	25,857,173

Net realized and unrealized gain (loss)	(32,687,435)	22,549,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,329,483)	$27,348,010

[a]	Net of foreign withholding tax of $2,206,176 and $928,896, respectively.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Peru Capped ETF		iShares MSCI China ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,568,284	$10,321,769	$27,805,070	$9,121,924
Net realized gain (loss)	7,406,802	(5,578,847)	(13,970,149)	1,949,779
Net change in unrealized appreciation/depreciation	(73,132,852)	(2,336,798)	(25,088,546)	(43,346,049)

Net increase (decrease) in net assets resulting from operations	(57,157,766)	2,406,124	(11,253,625)	(32,274,346)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,165,007)	(11,499,696)	(26,571,171)	(8,490,288)

Total distributions to shareholders	(11,165,007)	(11,499,696)	(26,571,171)	(8,490,288)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	403,190,277	182,586,827	994,982,284	534,667,353
Cost of shares redeemed	(354,010,608)	(312,876,544)	(450,222,700)	(167,014,245)

Net increase (decrease) in net assets from capital share transactions	49,179,669	(130,289,717)	544,759,584	367,653,108

INCREASE (DECREASE) IN NET ASSETS	(19,143,104)	(139,383,289)	506,934,788	326,888,474

NET ASSETS
Beginning of year	332,707,948	472,091,237	349,140,280	22,251,806

End of year	$313,564,844	$332,707,948	$856,075,068	$349,140,280

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(141,983)	$220,139	$1,763,826	$636,656

SHARES ISSUED AND REDEEMED
Shares sold	9,550,000	4,300,000	21,500,000	12,300,000
Shares redeemed	(8,350,000)	(7,450,000)	(10,800,000)	(4,000,000)

Net increase (decrease) in shares outstanding	1,200,000	(3,150,000)	10,700,000	8,300,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Denmark Capped ETF		iShares MSCI Emerging Markets Latin America ETF
	Year ended August 31, 2013	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from January 18, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$37,297	$36,454	$266,356	$88,800
Net realized gain (loss)	704,405	248,247	(404,972)	(79,045)
Net change in unrealized appreciation/depreciation	254,122	222,506	(2,470,289)	(508,013)

Net increase (decrease) in net assets resulting from operations	995,824	507,207	(2,608,905)	(498,258)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(41,497)	(31,557)	(244,023)	(76,278)

Total distributions to shareholders	(41,497)	(31,557)	(244,023)	(76,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,416,530	8,141,094	10,347,284	5,350,466
Cost of shares redeemed	(7,824,241)	(2,753,231)	—	—

Net increase in net assets from capital share transactions	2,592,289	5,387,863	10,347,284	5,350,466

INCREASE IN NET ASSETS	3,546,616	5,863,513	7,494,356	4,775,930

NET ASSETS
Beginning of period	5,863,513	—	4,775,930	—

End of period	$9,410,129	$5,863,513	$12,270,286	$4,775,930

Undistributed net investment income included in net assets at end of period	$273	$4,504	$17,458	$8,454

SHARES ISSUED AND REDEEMED
Shares sold	300,000	300,000	200,000	100,000
Shares redeemed	(250,000)	(100,000)	—	—

Net increase in shares outstanding	50,000	200,000	200,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Finland Capped ETF		iShares MSCI Indonesia ETF
	Year ended August 31, 2013	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$125,962	$101,347	$7,457,606	$3,742,257
Net realized gain (loss)	372,242	(40,521)	13,383,265	5,037,744
Net change in unrealized appreciation/depreciation	216,572	(309,710)	(92,895,515)	(36,226,233)

Net increase (decrease) in net assets resulting from operations	714,776	(248,884)	(72,054,644)	(27,446,232)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(132,181)	(99,721)	(7,039,501)	(4,367,055)
Return of capital	—	(3,833)	—	—

Total distributions to shareholders	(132,181)	(103,554)	(7,039,501)	(4,367,055)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,608,014	2,562,603	421,510,821	172,632,556
Cost of shares redeemed	(2,749,907)	—	(231,720,862)	(124,342,568)

Net increase in net assets from capital share transactions	6,858,107	2,562,603	189,789,959	48,289,988

INCREASE IN NET ASSETS	7,440,702	2,210,165	110,695,814	16,476,701

NET ASSETS
Beginning of period	2,210,165	—	282,072,839	265,596,138

End of period	$9,650,867	$2,210,165	$392,768,653	$282,072,839

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(58)	$—	$354,344	$154,095

SHARES ISSUED AND REDEEMED
Shares sold	350,000	100,000	13,500,000	5,700,000
Shares redeemed	(100,000)	—	(7,550,000)	(4,250,000)

Net increase in shares outstanding	250,000	100,000	5,950,000	1,450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Ireland Capped ETF		iShares MSCI New Zealand Capped ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$862,456	$134,262	$6,565,283	$4,663,762
Net realized gain	312,985	83,707	9,647,202	3,593,717
Net change in unrealized appreciation/depreciation	14,920,858	624,841	(573,789)	(8,180,491)

Net increase in net assets resulting from operations	16,096,299	842,810	15,638,696	76,988

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(726,453)	(130,971)	(7,645,073)	(7,275,204)

Total distributions to shareholders	(726,453)	(130,971)	(7,645,073)	(7,275,204)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	60,392,188	3,859,258	87,427,396	24,494,216
Cost of shares redeemed	—	(1,041,792)	(54,603,181)	(47,526,929)

Net increase (decrease) in net assets from capital share transactions	60,392,188	2,817,466	32,824,215	(23,032,713)

INCREASE (DECREASE) IN NET ASSETS	75,762,034	3,529,305	40,817,838	(30,230,929)

NET ASSETS
Beginning of year	8,358,899	4,829,594	104,263,273	134,494,202

End of year	$84,120,933	$8,358,899	$145,081,111	$104,263,273

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$141,244	$5,850	$(328,682)	$(490,463)

SHARES ISSUED AND REDEEMED
Shares sold	2,300,000	200,000	2,450,000	800,000
Shares redeemed	—	(50,000)	(1,550,000)	(1,600,000)

Net increase (decrease) in shares outstanding	2,300,000	150,000	900,000	(800,000)

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Norway Capped ETF		iShares MSCI Philippines ETF
	Year ended August 31, 2013	Period from January 23, 2012[a] to August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$318,575	$132,376	$3,357,952	$1,278,953
Net realized gain (loss)	388,491	(45,403)	16,306,245	11,029,241
Net change in unrealized appreciation/depreciation	(240,615)	193,021	(48,993,680)	5,014,061

Net increase (decrease) in net assets resulting from operations	466,451	279,994	(29,329,483)	17,322,255

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(312,758)	(129,153)	(3,281,996)	(1,365,192)

Total distributions to shareholders	(312,758)	(129,153)	(3,281,996)	(1,365,192)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,686,162	5,323,461	369,760,274	90,981,985
Cost of shares redeemed	(2,982,737)	—	(157,704,634)	(93,918,945)

Net increase (decrease) in net assets from capital share transactions	5,703,425	5,323,461	212,055,640	(2,936,960)

INCREASE IN NET ASSETS	5,857,118	5,474,302	179,444,161	13,020,103

NET ASSETS
Beginning of period	5,474,302	—	98,379,882	85,359,779

End of period	$11,331,420	$5,474,302	$277,824,043	$98,379,882

Undistributed net investment income included in net assets at end of period	$3,815	$114	$167,485	$261,888

SHARES ISSUED AND REDEEMED
Shares sold	300,000	200,000	9,900,000	3,350,000
Shares redeemed	(100,000)	—	(4,550,000)	(3,450,000)

Net increase (decrease) in shares outstanding	200,000	200,000	5,350,000	(100,000)

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Poland Capped ETF
	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,798,563	$6,158,495
Net realized loss	(3,307,726)	(18,970,540)
Net change in unrealized appreciation/depreciation	25,857,173	(16,014,919)

Net increase (decrease) in net assets resulting from operations	27,348,010	(28,826,964)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,363,774)	(6,287,598)

Total distributions to shareholders	(5,363,774)	(6,287,598)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	230,906,729	34,807,959
Cost of shares redeemed	(102,593,788)	(37,331,707)

Net increase (decrease) in net assets from capital share transactions	128,312,941	(2,523,748)

INCREASE (DECREASE) IN NET ASSETS	150,297,177	(37,638,310)

NET ASSETS
Beginning of year	127,635,344	165,273,654

End of year	$277,932,521	$127,635,344

Undistributed net investment income included in net assets at end of year	$3,431,728	$3,895,913

SHARES ISSUED AND REDEEMED
Shares sold	8,800,000	1,400,000
Shares redeemed	(3,800,000)	(1,550,000)

Net increase (decrease) in shares outstanding	5,000,000	(150,000)

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Peru Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Period from Jun. 19, 2009[a] to Aug. 31, 2009
Net asset value, beginning of period	$41.33	$42.15	$36.28	$28.30	$25.20

Income from investment operations:
Net investment income (loss)[b]	0.94	0.99	1.02	0.97	(0.00)[c]
Net realized and unrealized gain (loss)[d]	(7.07)	(0.67)	5.79	7.78	3.10

Total from investment operations	(6.13)	0.32	6.81	8.75	3.10

Less distributions from:
Net investment income	(1.30)	(1.14)	(0.94)	(0.77)	—
Net realized gain	—	—	—	(0.00)[c,e]	—

Total distributions	(1.30)	(1.14)	(0.94)	(0.77)	—

Net asset value, end of period	$33.90	$41.33	$42.15	$36.28	$28.30

Total return	(15.36)%	0.79%	18.68%	31.36%	12.18%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$313,565	$332,708	$472,091	$235,816	$70,751
Ratio of expenses to average net assets[g,h]	0.51%	0.51%	0.51%	0.52%	0.54%
Ratio of expenses to average net assets prior to waived fees[g,h]	0.61%	0.61%	0.59%	0.62%	0.66%
Ratio of net investment income (loss) to average net assets[g]	2.24%	2.37%	2.29%	2.91%	(0.02)%
Portfolio turnover rate[i]	11%	10%	9%	10%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Ratios for the periods ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Mar. 29, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$39.68	$44.50	$50.30

Income from investment operations:
Net investment income[b]	1.36	1.56	0.89
Net realized and unrealized gain (loss)[c]	3.88	(5.46)	(5.74)

Total from investment operations	5.24	(3.90)	(4.85)

Less distributions from:
Net investment income	(1.02)	(0.92)	(0.93)
Return of capital	—	—	(0.02)

Total distributions	(1.02)	(0.92)	(0.95)

Net asset value, end of period	$43.90	$39.68	$44.50

Total return	13.40%	(8.80)%	(9.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$856,075	$349,140	$22,252
Ratio of expenses to average net assets[e]	0.61%	0.61%	0.58%
Ratio of net investment income to average net assets[e]	3.02%	3.69%	4.23%
Portfolio turnover rate[f]	10%	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Denmark Capped ETF

	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$29.32	$26.12

Income from investment operations:
Net investment income[b]	0.33	0.32
Net realized and unrealized gain[c]	8.40	3.20

Total from investment operations	8.73	3.52

Less distributions from:
Net investment income	(0.41)	(0.32)

Total distributions	(0.41)	(0.32)

Net asset value, end of period	$37.64	$29.32

Total return	29.94%	13.58%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,410	$5,864
Ratio of expenses to average net assets[e]	0.53%	0.53%
Ratio of net investment income to average net assets[e]	0.96%	1.87%
Portfolio turnover rate[f]	12%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Latin America ETF

	Year ended Aug. 31, 2013	Period from Jan. 18, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$47.76	$53.47

Income from investment operations:
Net investment income[b]	1.30	0.89
Net realized and unrealized loss[c]	(7.06)	(5.84)

Total from investment operations	(5.76)	(4.95)

Less distributions from:
Net investment income	(1.10)	(0.76)

Total distributions	(1.10)	(0.76)

Net asset value, end of period	$40.90	$47.76

Total return	(12.28)%	(9.22)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,270	$4,776
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%
Ratio of net investment income to average net assets[e]	2.71%	2.79%
Portfolio turnover rate[f]	12%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 12% and 3%, respectively. See Note 4.

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Finland Capped ETF

	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$22.10	$25.63

Income from investment operations:
Net investment income[b]	0.90	1.01
Net realized and unrealized gain (loss)[c]	5.47	(3.50)

Total from investment operations	6.37	(2.49)

Less distributions from:
Net investment income	(0.90)	(1.00)
Return of capital	—	(0.04)

Total distributions	(0.90)	(1.04)

Net asset value, end of period	$27.57	$22.10

Total return	29.10%	(9.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,651	$2,210
Ratio of expenses to average net assets[e]	0.53%	0.53%
Ratio of net investment income to average net assets[e]	3.38%	7.04%
Portfolio turnover rate[f]	12%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$28.49	$31.43	$25.09	$23.58

Income from investment operations:
Net investment income[b]	0.53	0.39	0.36	0.24
Net realized and unrealized gain (loss)[c]	(3.77)	(2.88)	6.23	1.35

Total from investment operations	(3.24)	(2.49)	6.59	1.59

Less distributions from:
Net investment income	(0.47)	(0.45)	(0.25)	(0.08)

Total distributions	(0.47)	(0.45)	(0.25)	(0.08)

Net asset value, end of period	$24.78	$28.49	$31.43	$25.09

Total return	(11.67)%	(7.92)%	26.31%	6.75%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$392,769	$282,073	$265,596	$11,290
Ratio of expenses to average net assets[e]	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets[e]	1.67%	1.31%	1.21%	3.02%
Portfolio turnover rate[f]	15%	8%	16%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Ireland Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$20.90	$19.32	$18.85	$22.77

Income from investment operations:
Net investment income[b]	0.56	0.38	0.52	0.01
Net realized and unrealized gain (loss)[c]	10.06	1.56	0.66	(3.90)

Total from investment operations	10.62	1.94	1.18	(3.89)

Less distributions from:
Net investment income	(0.36)	(0.36)	(0.71)	(0.03)

Total distributions	(0.36)	(0.36)	(0.71)	(0.03)

Net asset value, end of period	$31.16	$20.90	$19.32	$18.85

Total return	51.07%	10.11%	6.03%	(17.03)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$84,121	$8,359	$4,830	$2,828
Ratio of expenses to average net assets[e]	0.50%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets[e]	2.03%	1.91%	2.47%	0.22%
Portfolio turnover rate[f]	29%	21%	24%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI New Zealand Capped ETF

	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 1, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$31.12	$32.41	$25.55

Income from investment operations:
Net investment income[b]	1.45	1.25	1.41
Net realized and unrealized gain (loss)[c]	3.23	(0.50)	6.49

Total from investment operations	4.68	0.75	7.90

Less distributions from:
Net investment income	(1.66)	(2.04)	(1.04)

Total distributions	(1.66)	(2.04)	(1.04)

Net asset value, end of period	$34.14	$31.12	$32.41

Total return	15.15%	3.30%	31.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$145,081	$104,263	$134,494
Ratio of expenses to average net assets[e]	0.51%	0.53%	0.51%
Ratio of net investment income to average net assets[e]	4.07%	4.21%	4.65%
Portfolio turnover rate[f]	26%	12%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Norway Capped ETF

	Year ended Aug. 31, 2013	Period from Jan. 23, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$27.37	$25.94

Income from investment operations:
Net investment income[b]	0.92	0.82
Net realized and unrealized gain[c]	0.85	1.26

Total from investment operations	1.77	2.08

Less distributions from:
Net investment income	(0.81)	(0.65)

Total distributions	(0.81)	(0.65)

Net asset value, end of period	$28.33	$27.37

Total return	6.61%	8.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$11,331	$5,474
Ratio of expenses to average net assets[e]	0.53%	0.53%
Ratio of net investment income to average net assets[e]	3.16%	5.16%
Portfolio turnover rate[f]	10%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$29.37	$24.74	$24.85

Income from investment operations:
Net investment income[b]	0.42	0.33	0.46
Net realized and unrealized gain (loss)[c]	2.47	4.62	(0.40)

Total from investment operations	2.89	4.95	0.06

Less distributions from:
Net investment income	(0.33)	(0.32)	(0.17)

Total distributions	(0.33)	(0.32)	(0.17)

Net asset value, end of period	$31.93	$29.37	$24.74

Total return	9.81%	20.08%	0.29%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$277,824	$98,380	$85,360
Ratio of expenses to average net assets[e]	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets[e]	1.14%	1.21%	2.03%
Portfolio turnover rate[f]	23%	25%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Poland Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 25, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$24.31	$30.61	$27.52	$23.66

Income from investment operations:
Net investment income[b]	0.74	1.22	1.42	0.29
Net realized and unrealized gain (loss)[c]	2.94	(6.23)	2.10	3.74

Total from investment operations	3.68	(5.01)	3.52	4.03

Less distributions from:
Net investment income	(0.87)	(1.29)	(0.43)	(0.17)

Total distributions	(0.87)	(1.29)	(0.43)	(0.17)

Net asset value, end of period	$27.12	$24.31	$30.61	$27.52

Total return	15.13%	(15.88)%	12.63%	17.10%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$277,933	$127,635	$165,274	$59,176
Ratio of expenses to average net assets[e]	0.61%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets[e]	2.73%	5.03%	4.08%	4.05%
Portfolio turnover rate[f]	21%	15%	23%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
MSCI All Peru Capped	iShares MSCI All Peru Capped Index Fund	Non-diversified
MSCI China	iShares MSCI China Index Fund	Non-diversified
MSCI Denmark Capped	iShares MSCI Denmark Capped Investable Market Index Fund	Non-diversified
MSCI Emerging Markets Latin America	iShares MSCI Emerging Markets Latin America Index Fund	Non-diversified
MSCI Finland Capped	iShares MSCI Finland Capped Investable Market Index Fund	Non-diversified
MSCI Indonesia	iShares MSCI Indonesia Investable Market Index Fund	Non-diversified
MSCI Ireland Capped	iShares MSCI Ireland Capped Investable Market Index Fund	Non-diversified
MSCI New Zealand Capped	iShares MSCI New Zealand Capped Investable Market Index Fund	Non-diversified
MSCI Norway Capped	iShares MSCI Norway Capped Investable Market Index Fund	Non-diversified
MSCI Philippines	iShares MSCI Philippines Investable Market Index Fund	Non-diversified
MSCI Poland Capped	iShares MSCI Poland Capped Investable Market Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of

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iSHARES® TRUST

financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI All Peru Capped
Assets:
Common Stocks	$311,897,263	$—	$—	$311,897,263
Money Market Funds	883,332	—	—	883,332

	$312,780,595	$—	$—	$312,780,595

MSCI China
Assets:
Common Stocks	$853,107,446	$1,037,430	$—	$854,144,876
Rights	—	196,475	—	196,475
Money Market Funds	50,609,701	—	—	50,609,701

	$903,717,147	$1,233,905	$—	$904,951,052

MSCI Denmark Capped
Assets:
Common Stocks	$9,400,085	$—	$—	$9,400,085
Money Market Funds	78,341	—	—	78,341

	$9,478,426	$—	$—	$9,478,426

MSCI Emerging Markets Latin America
Assets:
Common Stocks	$8,778,155	$—	$—	$8,778,155
Preferred Stocks	3,438,230	—	—	3,438,230
Money Market Funds	22,763	—	—	22,763

	$12,239,148	$—	$—	$12,239,148

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iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
MSCI Finland Capped
Assets:
Common Stocks	$9,647,607	$—	$—		$9,647,607
Money Market Funds	1,418,988	—	—		1,418,988

	$11,066,595	$—	$—		$11,066,595

MSCI Indonesia
Assets:
Common Stocks	$394,157,247	$—	$0	[a]	$394,157,247
Money Market Funds	334,384	—	—		334,384

	$394,491,631	$—	$0	[a]	$394,491,631

MSCI Ireland Capped
Assets:
Common Stocks	$83,651,692	$—	$—		$83,651,692
Money Market Funds	28,006	—	—		28,006

	$83,679,698	$—	$—		$83,679,698

MSCI New Zealand Capped
Assets:
Common Stocks	$145,027,959	$—	$—		$145,027,959
Money Market Funds	2,420,761	—	—		2,420,761

	$147,448,720	$—	$—		$147,448,720

MSCI Norway Capped
Assets:
Common Stocks	$11,265,738	$—	$—		$11,265,738
Money Market Funds	90,551	—	—		90,551

	$11,356,289	$—	$—		$11,356,289

MSCI Philippines
Assets:
Common Stocks	$276,844,660	$—	$—		$276,844,660
Money Market Funds	22,974	—	—		22,974

	$276,867,634	$—	$—		$276,867,634

MSCI Poland Capped
Assets:
Common Stocks	$274,628,330	$—	$—		$274,628,330
Rights	—	14,546	—		14,546
Money Market Funds	2,665,894	—	—		2,665,894

	$277,294,224	$14,546	$—		$277,308,770

[a]	Rounds to less than $1.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

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iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Ireland Capped and iShares MSCI New Zealand Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to each of the iShares MSCI All Peru Capped, iShares MSCI China, iShares MSCI Indonesia, iShares MSCI Philippines and iShares MSCI Poland Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI All Peru Capped ETF in the amount of $367,181.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark Capped	0.53%
MSCI Emerging Markets Latin America	0.68
MSCI Finland Capped	0.53
MSCI Norway Capped	0.53

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets Latin America ETF through December 31, 2014 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. The Fund did not hold any iShares funds during the year ended August 31, 2013. In addition, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2014 in order to limit total annual operating expenses to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
MSCI China	$366,278
MSCI Denmark Capped	1,374
MSCI Emerging Markets Latin America	124
MSCI Finland Capped	2,422
MSCI New Zealand Capped	9,140
MSCI Norway Capped	2,450
MSCI Poland Capped	69,721

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

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iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI All Peru Capped	$43,022,883	$46,742,999
MSCI China	186,691,461	85,952,460
MSCI Denmark Capped	506,200	525,442
MSCI Emerging Markets Latin America	8,148,613	1,161,769
MSCI Finland Capped	433,236	444,377
MSCI Indonesia	70,631,657	66,825,551
MSCI Ireland Capped	12,182,223	12,094,107
MSCI New Zealand Capped	42,911,353	41,525,093
MSCI Norway Capped	1,004,471	1,043,152
MSCI Philippines	91,699,067	65,394,911
MSCI Poland Capped	38,428,277	35,846,133

In-kind transactions (see Note 4) for the year ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Peru Capped	$401,541,445	$352,562,868
MSCI China	881,894,097	437,766,698
MSCI Denmark Capped	10,401,556	7,806,005
MSCI Emerging Markets Latin America	3,324,839	—
MSCI Finland Capped	9,596,271	2,748,180
MSCI Indonesia	416,806,245	228,782,520
MSCI Ireland Capped	59,999,498	—
MSCI New Zealand Capped	84,852,515	54,300,367
MSCI Norway Capped	8,671,625	2,982,283
MSCI Philippines	340,680,104	155,540,273
MSCI Poland Capped	226,554,404	101,847,684

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

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iSHARES® TRUST

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Peru Capped	$9,665,622	$2,234,601	$(11,900,223)
MSCI China	(591,162)	(106,729)	697,891
MSCI Denmark Capped	700,977	(31)	(700,946)
MSCI Emerging Markets Latin America	—	(13,329)	13,329
MSCI Finland Capped	412,366	6,161	(418,527)
MSCI Indonesia	24,784,930	(217,856)	(24,567,074)
MSCI Ireland Capped	—	(609)	609
MSCI New Zealand Capped	9,423,612	1,241,571	(10,665,183)
MSCI Norway Capped	510,259	(2,116)	(508,143)
MSCI Philippines	28,777,084	(170,359)	(28,606,725)
MSCI Poland Capped	6,824,932	101,026	(6,925,958)

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the periods ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI All Peru Capped
Ordinary income	$11,165,007	$11,499,696

MSCI China
Ordinary income	$26,571,171	$8,490,288

MSCI Denmark Capped
Ordinary income	$41,497	$31,557

MSCI Emerging Markets Latin America
Ordinary income	$244,023	$76,278

MSCI Finland Capped
Ordinary income	$132,181	$99,721
Return of capital	—	3,833

	$132,181	$103,554

MSCI Indonesia
Ordinary income	$7,039,501	$4,367,055

MSCI Ireland Capped
Ordinary income	$726,453	$130,971

MSCI New Zealand Capped
Ordinary income	$7,645,073	$7,275,204

MSCI Norway Capped
Ordinary income	$312,758	$129,153

MSCI Philippines
Ordinary income	$3,281,996	$1,365,192

MSCI Poland Capped
Ordinary income	$5,363,774	$6,287,598

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Peru Capped	$28,805	$(5,524,237)	$(136,858,688)	$(4,616,644)	$(146,970,764)
MSCI China	1,763,826	(2,963,144)	(78,102,981)	(8,060,599)	(87,362,898)
MSCI Denmark Capped	273	(13,707)	468,904	(119)	455,351
MSCI Emerging Markets Latin America	17,458	(82,195)	(3,011,029)	(351,698)	(3,427,464)
MSCI Finland Capped	—	(29,766)	(133,277)	(15,333)	(178,376)
MSCI Indonesia	355,310	(2,768,007)	(134,747,318)	(7,112,887)	(144,272,902)
MSCI Ireland Capped	1,144,036	—	14,075,021	—	15,219,057
MSCI New Zealand Capped	—	(3,025,776)	2,086,818	(1,759,354)	(2,698,312)
MSCI Norway Capped	3,948	(27,778)	(124,509)	(57,386)	(205,725)
MSCI Philippines	167,485	(1,838,808)	(45,747,314)	(9,884,901)	(57,303,538)
MSCI Poland Capped	3,431,728	(9,299,881)	(35,917,214)	(6,010,566)	(47,795,933)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
MSCI All Peru Capped	$5,043,213	$481,024	$5,524,237
MSCI China	2,963,144	—	2,963,144
MSCI Denmark Capped	13,707	—	13,707
MSCI Emerging Markets Latin America	82,195	—	82,195
MSCI Finland Capped	29,766	—	29,766
MSCI Indonesia	2,747,678	20,329	2,768,007
MSCI New Zealand Capped	3,025,776	—	3,025,776
MSCI Norway Capped	27,778	—	27,778
MSCI Philippines	1,838,808	—	1,838,808
MSCI Poland Capped	9,299,876	5	9,299,881

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Denmark Capped	$6,613
MSCI Finland Capped	76
MSCI Ireland Capped	321,676

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI All Peru Capped	$449,633,376	$2,517,544	$(139,370,325)	$(136,852,781)
MSCI China	983,054,401	34,506,832	(112,610,181)	(78,103,349)
MSCI Denmark Capped	9,009,449	522,836	(53,859)	468,977
MSCI Emerging Markets Latin America	15,246,719	202,468	(3,210,039)	(3,007,571)
MSCI Finland Capped	11,199,903	196,948	(330,256)	(133,308)
MSCI Indonesia	529,219,669	3,845,634	(138,573,672)	(134,728,038)
MSCI Ireland Capped	69,601,611	15,415,617	(1,337,530)	14,078,087
MSCI New Zealand Capped	145,361,247	8,547,090	(6,459,617)	2,087,473
MSCI Norway Capped	11,480,727	829,064	(953,502)	(124,438)
MSCI Philippines	322,612,803	6,147,783	(51,892,952)	(45,745,169)
MSCI Poland Capped	313,178,145	5,570,171	(41,439,546)	(35,869,375)

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

On or about November 27, 2013, the investment objective of the iShares MSCI Ireland Capped ETF will change to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index. The new index is designed to reflect the performance of securities that are listed in Ireland and classified in Ireland according to the MSCI Global Investable Market Indices methodology (“Investable Market Methodology”), as well as securities of companies that are headquartered or listed in Ireland, and have the majority of their operations based in Ireland, but are not classified in Ireland as per the Investable Market Methodology.

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI All Peru Capped ETF, iShares MSCI China ETF, iShares MSCI Denmark Capped ETF, iShares MSCI Emerging Markets Latin America ETF, iShares MSCI Finland Capped ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland Capped ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Norway Capped ETF, iShares MSCI Philippines ETF, and iShares MSCI Poland Capped ETF (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

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Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended August 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Peru Capped	$10,778,010	$261,755
MSCI China	35,777,886	3,060,219
MSCI Denmark Capped	64,783	9,503
MSCI Emerging Markets Latin America	339,026	24,715
MSCI Finland Capped	165,764	24,555
MSCI Indonesia	12,053,797	1,880,092
MSCI Ireland Capped	1,075,212	—
MSCI New Zealand Capped	8,545,053	1,181,032
MSCI Norway Capped	456,977	89,457
MSCI Philippines	7,353,920	2,204,182
MSCI Poland Capped	6,667,302	927,833

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended August 31, 2013 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI All Peru Capped	42.51%
MSCI Emerging Markets Latin America	1.78

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI All Peru Capped	$6,852,997
MSCI China	29,504,595
MSCI Denmark Capped	51,000
MSCI Emerging Markets Latin America	91,752
MSCI Finland Capped	156,736
MSCI Indonesia	8,919,593

iShares ETF	Qualified Dividend Income
MSCI Ireland Capped	$726,453
MSCI New Zealand Capped	7,621,791
MSCI Norway Capped	370,116
MSCI Philippines	5,486,178
MSCI Poland Capped	6,086,523

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

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I. iShares MSCI All Peru Capped ETF, iShares MSCI China ETF, iShares MSCI Indonesia ETF, iShares MSCI Ireland Capped ETF, iShares MSCI New Zealand Capped ETF, iShares MSCI Philippines ETF and iShares MSCI Poland Capped ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

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In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

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Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI China Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for

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the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Denmark Capped ETF, iShares MSCI Emerging Markets Latin America ETF, iShares MSCI Finland Capped ETF and iShares MSCI Norway Capped ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the

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iSHARES® TRUST

methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI All Peru Capped	$1.295440	$—	$—	$1.295440	100%	—%	—%	100%
MSCI Denmark Capped	0.414972	—	—	0.414972	100	—	—	100
MSCI Emerging Markets Latin America	1.098129	—	—	1.098129	100	—	—	100
MSCI Finland Capped	0.896182	—	—	0.896182	100	—	—	100
MSCI Indonesia	0.466283	—	—	0.466283	100	—	—	100
MSCI Ireland Capped	0.357725	—	—	0.357725	100	—	—	100
MSCI New Zealand Capped	1.532972	—	0.126316	1.659288	92	—	8	100
MSCI Philippines	0.332635	—	—	0.332635	100	—	—	100
MSCI Poland Capped	0.854848	—	0.012195	0.867043	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Peru Capped ETF

Period Covered: July 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.20%
Greater than 2.0% and Less than 2.5%	1	0.10
Greater than 1.5% and Less than 2.0%	8	0.80
Greater than 1.0% and Less than 1.5%	35	3.48
Greater than 0.5% and Less than 1.0%	168	16.70
Between 0.5% and –0.5%	458	45.52
Less than –0.5% and Greater than –1.0%	237	23.55
Less than –1.0% and Greater than –1.5%	71	7.06
Less than –1.5% and Greater than –2.0%	16	1.59
Less than –2.0% and Greater than –2.5%	7	0.70
Less than –2.5% and Greater than –3.0%	1	0.10
Less than –3.0% and Greater than –3.5%	1	0.10
Less than –3.5%	1	0.10

	1,006	100.00%

iShares MSCI China ETF

Period Covered: April 1, 2011 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	4	0.71%
Greater than 3.0% and Less than 3.5%	3	0.53
Greater than 2.5% and Less than 3.0%	7	1.24
Greater than 2.0% and Less than 2.5%	14	2.48
Greater than 1.5% and Less than 2.0%	20	3.55
Greater than 1.0% and Less than 1.5%	48	8.51
Greater than 0.5% and Less than 1.0%	111	19.68
Between 0.5% and –0.5%	232	41.13
Less than –0.5% and Greater than –1.0%	56	9.93
Less than –1.0% and Greater than –1.5%	35	6.21
Less than –1.5% and Greater than –2.0%	19	3.37
Less than –2.0% and Greater than –2.5%	3	0.53
Less than –2.5% and Greater than –3.0%	4	0.71
Less than –3.0% and Greater than –3.5%	3	0.53
Less than –3.5% and Greater than –4.0%	3	0.53
Less than –4.0%	2	0.36

	564	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Denmark Capped ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.32%
Greater than 1.5% and Less than 2.0%	1	0.32
Greater than 1.0% and Less than 1.5%	10	3.21
Greater than 0.5% and Less than 1.0%	56	17.95
Between 0.5% and –0.5%	211	67.63
Less than –0.5% and Greater than –1.0%	22	7.05
Less than –1.0% and Greater than –1.5%	8	2.56
Less than –1.5% and Greater than –2.0%	1	0.32
Less than –2.0% and Greater than –2.5%	1	0.32
Less than –2.5% and Greater than –3.0%	1	0.32

	312	100.00%

iShares MSCI Emerging Markets Latin America ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.64%
Greater than 2.0% and Less than 2.5%	7	2.24
Greater than 1.5% and Less than 2.0%	13	4.17
Greater than 1.0% and Less than 1.5%	35	11.22
Greater than 0.5% and Less than 1.0%	80	25.64
Between 0.5% and –0.5%	165	52.89
Less than –0.5% and Greater than –1.0%	8	2.56
Less than –1.0% and Greater than –1.5%	2	0.64

	312	100.00%

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Finland Capped ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	0.96%
Greater than 1.0% and Less than 1.5%	10	3.21
Greater than 0.5% and Less than 1.0%	74	23.72
Between 0.5% and –0.5%	201	64.42
Less than –0.5% and Greater than –1.0%	16	5.13
Less than –1.0% and Greater than –1.5%	5	1.60
Less than –1.5% and Greater than –2.0%	2	0.64
Less than –2.0%	1	0.32

	312	100.00%

iShares MSCI Indonesia ETF

Period Covered: July 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5% and Less than 6.0%	1	0.13%
Greater than 5.0% and Less than 5.5%	2	0.27
Greater than 4.5% and Less than 5.0%	1	0.13
Greater than 4.0% and Less than 4.5%	3	0.40
Greater than 3.5% and Less than 4.0%	2	0.27
Greater than 3.0% and Less than 3.5%	3	0.40
Greater than 2.5% and Less than 3.0%	4	0.53
Greater than 2.0% and Less than 2.5%	15	1.99
Greater than 1.5% and Less than 2.0%	36	4.77
Greater than 1.0% and Less than 1.5%	46	6.10
Greater than 0.5% and Less than 1.0%	128	16.98
Between 0.5% and –0.5%	262	34.74
Less than –0.5% and Greater than –1.0%	105	13.93
Less than –1.0% and Greater than –1.5%	63	8.36
Less than –1.5% and Greater than –2.0%	28	3.71
Less than –2.0% and Greater than –2.5%	16	2.12
Less than –2.5% and Greater than –3.0%	16	2.12
Less than –3.0% and Greater than –3.5%	4	0.53
Less than –3.5% and Greater than –4.0%	7	0.93
Less than –4.0% and Greater than –4.5%	2	0.27
Less than –4.5% and Greater than –5.0%	1	0.13
Less than –5.0%	9	1.19

	754	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Ireland Capped ETF

Period Covered: July 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.13%
Greater than 4.0% and Less than 4.5%	1	0.13
Greater than 3.5% and Less than 4.0%	1	0.13
Greater than 3.0% and Less than 3.5%	7	0.93
Greater than 2.5% and Less than 3.0%	10	1.33
Greater than 2.0% and Less than 2.5%	39	5.17
Greater than 1.5% and Less than 2.0%	89	11.80
Greater than 1.0% and Less than 1.5%	142	18.83
Greater than 0.5% and Less than 1.0%	157	20.83
Between 0.5% and –0.5%	248	32.90
Less than –0.5% and Greater than –1.0%	42	5.57
Less than –1.0% and Greater than –1.5%	10	1.33
Less than –1.5% and Greater than –2.0%	5	0.66
Less than –2.0% and Greater than –2.5%	1	0.13
Less than –2.5% and Greater than –3.0%	1	0.13

	754	100.00%

iShares MSCI New Zealand Capped ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.29%
Greater than 2.0% and Less than 2.5%	3	0.43
Greater than 1.5% and Less than 2.0%	7	1.01
Greater than 1.0% and Less than 1.5%	49	7.10
Greater than 0.5% and Less than 1.0%	150	21.75
Between 0.5% and –0.5%	372	53.92
Less than –0.5% and Greater than –1.0%	54	7.83
Less than –1.0% and Greater than –1.5%	30	4.35
Less than –1.5% and Greater than –2.0%	11	1.59
Less than –2.0% and Greater than –2.5%	7	1.01
Less than –2.5% and Greater than –3.0%	3	0.43
Less than –3.0%	2	0.29

	690	100.00%

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Norway Capped ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.32%
Greater than 1.5% and Less than 2.0%	5	1.60
Greater than 1.0% and Less than 1.5%	7	2.24
Greater than 0.5% and Less than 1.0%	68	21.80
Between 0.5% and –0.5%	191	61.23
Less than –0.5% and Greater than –1.0%	29	9.29
Less than –1.0% and Greater than –1.5%	7	2.24
Less than –1.5% and Greater than –2.0%	3	0.96
Less than –2.0%	1	0.32

	312	100.00%

iShares MSCI Philippines ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.14%
Greater than 3.5% and Less than 4.0%	1	0.14
Greater than 3.0% and Less than 3.5%	1	0.14
Greater than 2.5% and Less than 3.0%	3	0.43
Greater than 2.0% and Less than 2.5%	7	1.01
Greater than 1.5% and Less than 2.0%	19	2.75
Greater than 1.0% and Less than 1.5%	68	9.87
Greater than 0.5% and Less than 1.0%	149	21.60
Between 0.5% and –0.5%	276	40.01
Less than –0.5% and Greater than –1.0%	80	11.60
Less than –1.0% and Greater than –1.5%	40	5.81
Less than –1.5% and Greater than –2.0%	21	3.04
Less than –2.0% and Greater than –2.5%	13	1.88
Less than –2.5% and Greater than –3.0%	5	0.72
Less than –3.0% and Greater than –3.5%	2	0.29
Less than –3.5% and Greater than –4.0%	1	0.14
Less than –4.0%	3	0.43

	690	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Poland Capped ETF

Period Covered: July 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.13%
Greater than 3.0% and Less than 3.5%	1	0.13
Greater than 2.5% and Less than 3.0%	5	0.66
Greater than 2.0% and Less than 2.5%	8	1.06
Greater than 1.5% and Less than 2.0%	15	1.99
Greater than 1.0% and Less than 1.5%	51	6.76
Greater than 0.5% and Less than 1.0%	173	22.95
Between 0.5% and –0.5%	361	47.89
Less than –0.5% and Greater than –1.0%	70	9.28
Less than –1.0% and Greater than –1.5%	34	4.51
Less than –1.5% and Greater than –2.0%	17	2.25
Less than –2.0% and Greater than –2.5%	5	0.66
Less than –2.5% and Greater than –3.0%	5	0.66
Less than –3.0% and Greater than –3.5%	4	0.53
Less than –3.5% and Greater than –4.0%	2	0.27
Less than –4.0% and Greater than –4.5%	2	0.27

	754	100.00%

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 Funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	109

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-86-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI Australia Small-Cap ETF | EWAS | BATS
➢	iShares MSCI Brazil Small-Cap ETF | EWZS | NYSE Arca
➢	iShares MSCI Canada Small-Cap ETF | EWCS | BATS
➢	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca
➢	iShares MSCI Germany Small-Cap ETF | EWGS | BATS
➢	iShares MSCI Hong Kong Small-Cap ETF | EWHS | NYSE Arca
➢	iShares MSCI Singapore Small-Cap ETF | EWSS | NYSE Arca
➢	iShares MSCI United Kingdom Small-Cap ETF | EWUS | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equities delivered mixed performance for the 12-month period ended August 31, 2013 (the “reporting period”), as ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Early in the reporting period, the U.S. Federal Reserve Bank (the “Fed”) responded to tepid U.S. economic data by launching its third quantitative easing program (“QE3”). This program, in addition to relatively solid corporate earnings and a rebound in the housing market, helped support stocks in the U.S. Later in the reporting period, the Fed’s comments about “tapering” QE3 upset markets. After the Fed toned down the discussion in July 2013, U.S. stock markets rallied and finished the reporting period with solid gains.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone helped European markets rebound in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries additional time to reach their respective deficit reduction targets. Also in May 2013, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013, though, the euro zone as a whole experienced gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month in order to double the country’s monetary base in two years. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved throughout the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the Fed would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment. Similarly, frontier markets delivered mixed results as some struggled with a decline in commodities prices and slowing economic growth, as well as investors’ retreat from frontier market holdings.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.69)%	(5.65)%	(4.58)%	(4.69)%	(5.65)%	(4.58)%
Since Inception	(7.31)%	(7.23)%	(7.30)%	(11.44)%	(11.31)%	(11.42)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$820.60	$2.71	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA SMALL-CAP ETF

The iShares MSCI Australia Small-Cap ETF (the “Fund”), formerly the iShares MSCI Australia Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small- capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Australian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -4.69%, net of fees, while the total return for the Index was -4.58%.

The Index delivered a negative return for the reporting period, as small-capitalization Australian stocks trailed large-capitalization stocks. The Australian stock market rallied sharply until April 2013 when concerns over Australia’s economic growth drove stocks and the Australian Dollar lower. Slowing growth in China led to a contraction in mineral exports, while the residential real estate market cooled. The economic sectors within the Index experienced wide differences in performance. Consumer-based stocks posted double-digit positive returns, while stocks in the materials, energy and industrials sectors declined on the slowdown in the natural resources sector of the Australian economy.

The consumer-based sectors — discretionary and staples — were the largest positive contributors to Index performance for the reporting period. Steady consumer spending meant higher profits and stock prices for this portion of the Index. The financials sector also posted solid performance despite a selloff during the second half of the reporting period.

The materials sector, which comprised nearly 20% of the Index, declined sharply during the reporting period. Many of the companies in the sector are tied to the metals and mining business, which slumped due to lower metals prices. The materials sector was the largest detractor during the reporting period. Small-capitalization energy stocks also declined, as oil and gas prices experienced significant volatility. Moderate demand due to the slowing global economy and additional energy supply from North America restrained energy prices. Many of the smaller energy companies are also often riskier and more sensitive to changes in oil prices than larger, diversified energy companies.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Basic Materials	19.17%
Financial	17.78
Industrial	15.36
Consumer Non-Cyclical	13.48
Consumer Cyclical	11.44
Communications	10.21
Energy	7.03
Utilities	4.53
Technology	0.52
Short-Term and Other Net Assets	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Bank of Queensland Ltd.	2.28%
Challenger Ltd.	2.20
BlueScope Steel Ltd.	2.18
Primary Health Care Ltd.	1.97
Ansell Ltd.	1.95
Commonwealth Property Office Fund	1.91
DUET Group	1.91
GrainCorp Ltd. Class A	1.79
carsales.com Ltd.	1.65
Spark Infrastructure Group	1.56

TOTAL	19.40%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(21.00)%	(20.94)%	(20.54)%	(21.00)%	(20.94)%	(20.54)%
Since Inception	(5.87)%	(6.21)%	(5.40)%	(16.21)%	(17.11)%	(14.98)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$697.90	$2.61	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

The iShares MSCI Brazil Small-Cap ETF (the “Fund”), formerly the iShares MSCI Brazil Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Small Cap IndexSM (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of equity securities listed on stock exchanges in Brazil. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -21.00%, net of fees, while the total return for the Index was -20.54%.

The Brazilian small-capitalization equity market, as represented by the Index, declined for the reporting period and trailed the performance of broader international equity markets.

As a key exporter, Brazil’s economy is dependent in part on the economics of its main export partners, which include China and the U.S. Slowing economic growth in China and uneven conditions in the U.S. curbed demand for Brazil’s exports for the first half of the reporting period, although export levels increased throughout the second half of the reporting period. Economic activity slowed in Brazil early in the reporting period, as measured by an annual GDP growth rate of just 0.5% in the second half of 2012, but improved as the reporting period progressed. For the second quarter of 2013, economic activity, as measured by annual GDP growth, expanded at a 3.3% pace. The growth rate, which exceeded expectations, was Brazil’s strongest in two years.

Sector performance was negative during the reporting period. The consumer discretionary sector, which was the largest sector weighting at an average of 35% of the Index during the reporting period, declined and detracted significantly from results. The industrials and financials sectors, at an average of 21% and 17% of the Index, respectively, also detracted meaningfully, as did the consumer staples sector, which represented an average of 9% of the Index. Although the energy sector experienced the most severe absolute decline, it accounted for only an average of 3% of the Index, so its impact on Index returns was not as substantial.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	26.36%
Consumer Non-Cyclical	25.93
Consumer Cyclical	19.17
Utilities	9.34
Industrial	7.36
Energy	3.67
Basic Materials	3.18
Communications	1.88
Technology	1.16
Diversified	0.80
Short-Term and Other Net Assets	1.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Equatorial Energia SA	4.61%
PDG Realty SA Empreendimentos e Participacoes	4.00
Mills Estruturas e Servicos de Engenharia SA	3.53
Diagnosticos da America SA	3.25
Iochpe-Maxion SA	2.62
Aliansce Shopping Centers SA	2.37
Iguatemi Empresa de Shopping Centers SA	2.25
Arezzo Industria e Comercio SA	2.12
Marfrig Alimentos SA	2.06
Even Construtora e Incorporadora SA	2.04

TOTAL	28.85%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.04)%	(3.02)%	(2.94)%	(3.04)%	(3.02)%	(2.94)%
Since Inception	(6.06)%	(5.90)%	(5.89)%	(9.52)%	(9.27)%	(9.25)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$975.10	$2.94	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA SMALL-CAP ETF

The iShares MSCI Canada Small-Cap ETF (the “Fund”), formerly the iShares MSCI Canada Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Canadian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -3.04%, net of fees, while the total return for the Index was -2.94%.

The Canadian small-capitalization equity market, as represented by the Index, delivered modestly negative results for the reporting period and lagged the performance of broader international markets.

As a key exporter, Canada relies on exports for approximately 45% of its GDP. Export activity was weak throughout the reporting period amid tepid global demand for metals and mineral products. Although the country’s trade deficit improved modestly late in the reporting period, the reduction was due to lower import levels, rather than an increase in export levels, reflecting a decline in domestic demand.

Canada’s economy expanded at an annual rate of 1.4% in the second quarter of 2013, roughly in line with the 1.36% annual growth rate in the first quarter of 2013. During June 2013, Canada’s economy shrank as flooding in Alberta shut down the oil industry capital of Calgary for several days. Also in June 2013, a construction worker strike in Quebec resulted in a 1.9% decline in construction activity and a 7.3% drop in non-residential construction. Partially offsetting these losses, consumer spending rose 0.9% in the second quarter of 2013, to its highest level in more than two years.

Sector performance was mixed during the reporting period. The energy sector, the largest sector at an average of 27% of the Index, achieved positive results and contributed significantly to Index returns. The industrials sector, which accounted for an average of 10% of the Index, contributed moderately. The materials sector, which represented an average of 26% of the Index during the reporting period, declined and detracted substantially from Index results. The financials sector, at 14% of the Index on average, detracted from Index results.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Basic Materials	27.11%
Energy	24.15
Financial	13.63
Consumer Non-Cyclical	9.63
Industrial	8.35
Consumer Cyclical	7.23
Communications	4.11
Utilities	3.31
Technology	1.66
Diversified	0.57
Short-Term and Other Net Assets	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Methanex Corp.	2.18%
Progressive Waste Solutions Ltd.	1.39
MacDonald Dettwiler & Associates Ltd.	1.36
Constellation Software Inc.	1.34
West Fraser Timber Co. Ltd.	1.34
Aimia Inc.	1.30
Gibson Energy Inc.	1.29
ShawCor Ltd.	1.16
Precision Drilling Corp.	1.15
Cineplex Inc.	1.15

TOTAL	13.66%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	34.30%	34.48%	34.35%	34.30%	34.48%	34.35%
Since Inception	(4.10)%	(4.22)%	(4.36)%	(11.52)%	(11.85)%	(12.22)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$979.10	$3.04	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

The iShares MSCI China Small-Cap ETF (the “Fund”), formerly the iShares MSCI China Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China Small Cap IndexSM (the “Index”). The Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the bottom 14% by market capitalization of the Chinese equity securities markets, as represented by stocks available to international investors. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 34.30%, net of fees, while the total return for the Index was 34.35%.

The Index rallied sharply during the reporting period. China’s economy still grew at roughly 8% annualized, which was down from the torrid 10% growth rate of prior decades. The Chinese economy continued to transition from investment and export-driven growth to a focus on domestic consumption during the reporting period. Small-capitalization Chinese stocks benefited, logging gains in every single economic sector and outperforming large-capitalization stocks.

The financials sector advanced during the reporting period, posting the largest contribution to the Index returns. The sector performed well during the rally in late 2012, but declined sharply in the first half of 2013. Fears of bad loans and excessive debt levels drove Chinese banks lower throughout the first half of the year. Banking stocks rebounded somewhat toward the end of the reporting period, finishing with a solid gain.

The information technology sector was the second largest contributor to the Index returns during the reporting period. Information technology stocks advanced more than any other sector in the Index, reflecting solid growth expectations. Consumer-based stocks also performed well, as Chinese consumer spending supported the developing sector. Many of China’s consumer cyclical stocks are small companies, reflecting a wide field of competition among relatively new Chinese consumer brands. Industrial stocks also contributed to performance during the reporting period. On the downside, the telecommunication services and materials sectors advanced, but trailed the sharp rally in the Index’s other sectors.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Industrial	18.92%
Consumer Non-Cyclical	17.67
Consumer Cyclical	17.23
Financial	13.81
Basic Materials	9.84
Technology	8.06
Utilities	5.46
Energy	4.43
Communications	3.36
Diversified	0.74
Short-Term and Other Net Assets	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Semiconductor Manufacturing International Corp.	1.50%
Kingsoft Corp. Ltd.	1.41
Shenzhen International Holdings Ltd.	1.24
Minth Group Ltd.	1.20
Hanergy Solar Group Ltd.	1.15
Haitian International Holdings Ltd.	1.14
Sunac China Holdings Ltd.	1.14
Skyworth Digital Holdings Ltd.	1.08
Shenzhen Investment Ltd.	1.03
Sinopec Kantons Holdings Ltd.	1.00

TOTAL	11.89%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	31.93%	32.44%	32.00%	31.93%	32.44%	32.00%
Since Inception	22.84%	23.01%	22.51%	38.97%	39.29%	38.37%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,056.60	$3.06	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

The iShares MSCI Germany Small-Cap ETF (the “Fund”), formerly the iShares MSCI Germany Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small-capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the German securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 31.93%, net of fees, while the total return for the Index was 32.00%.

The Index posted excellent returns, generally outperforming large-capitalization German stocks during the reporting period. Top sector contributors to Index returns included industrials, consumer discretionary and health care. The bottom contributing sectors were energy, consumer staples and telecommunication services.

Germany’s economic performance was among the strongest in Europe during the reporting period. As the largest economy in Europe, the country’s GDP rose 0.7% in the second quarter of 2013 compared to the first quarter of 2013. By the summer of 2013, manufacturing output in Germany was at a 25-month high. Other economic data was also favorable. The inflation rate in Germany declined from about 2% in the beginning of the reporting period to about 1.5% by August 2013. At the same time, the unemployment rate in Germany was a constant 5.4% from late summer of 2012 through summer of 2013, declining slightly to 5.3% in August 2013.

Germany also benefited from strong domestic demand as well as improvements across the European economy, which helped boost the outlook for trade. In addition, the German economy benefited from a diverse pool of midsize manufacturers, thus reducing dependence on the performance of a handful of large multinational corporations.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Industrial	31.24%
Consumer Non-Cyclical	16.29
Financial	15.77
Consumer Cyclical	10.43
Communications	8.33
Basic Materials	8.17
Technology	8.05
Energy	1.08
Diversified	0.23
Short-Term and Other Net Assets	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Symrise AG	4.90%
MTU Aero Engines Holding AG	4.69
Bilfinger Berger SE	4.07
Sky Deutschland AG	3.66
Wirecard AG	3.35
Stada Arzneimittel AG	2.86
Deutsche Wohnen AG Bearer	2.82
Rhoen Klinikum AG	2.43
Freenet AG	2.40
GSW Immobilien AG	2.21

TOTAL	33.39%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	29.05%	27.92%	29.19%	29.05%	27.92%	29.19%
Since Inception	21.88%	21.49%	20.70%	38.36%	37.64%	36.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,037.50	$3.03	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG SMALL-CAP ETF

The iShares MSCI Hong Kong Small-Cap ETF (the “Fund”), formerly the iShares MSCI Hong Kong Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small-capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Hong Kong securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 29.05%, net of fees, while the total return for the Index was 29.19%.

The Index posted solid returns for the reporting period. Hong Kong experienced slow economic growth during the reporting period. Nevertheless, the Hong Kong stock market rallied, boosted by solid corporate profits. The Index’s strong performance during the first half of the reporting period was limited somewhat by a sharp selloff in June 2013, reflecting concerns about China’s banking system and changes to the Fed’s economic stimulus program. The Hong Kong stock market stabilized toward the end of the reporting period, as growth in China improved.

The Index held approximately half of its weight on average in consumer discretionary stocks during the reporting period, reflecting Hong Kong’s large pool of small companies that provide goods and services to consumers. Consumer discretionary stocks were the largest positive contributor to Index performance. Hong Kong consumer spending received a boost from Chinese tourism and shopping, as visitors continued to be attracted by the lack of sales tax and Hong Kong’s reputation for authentic consumer items.

During the reporting period, information technology stocks posted the highest return of any sector in the Index, delivering the second largest contribution to Index returns. The financials sector also delivered solid performance, benefiting from low interest rates and solid banking profits. The Index’s industrials stocks also performed well.

At the other end of the spectrum, the Index’s relatively small average weight in the materials sector detracted from performance. The telecommunication services sector also posted a negative return, hindering overall performance somewhat.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Consumer Cyclical	34.03%
Financial	22.52
Communications	16.63
Industrial	16.58
Diversified	4.72
Consumer Non-Cyclical	2.30
Basic Materials	1.47
Energy	1.28
Short-Term and Other Net Assets	0.47

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Techtronic Industries Co. Ltd.	7.07%
Esprit Holdings Ltd.	6.66
VTech Holdings Ltd.	5.00
Television Broadcasts Ltd.	4.50
Melco International Development Ltd.	4.12
Wing Hang Bank Ltd.	3.69
Xinyi Glass Holdings Co. Ltd.	3.38
FIH Mobile Ltd.	3.07
Luk Fook Holdings International Ltd.	2.61
Stella International Holdings Ltd.	2.47

TOTAL	42.57%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.91%	4.58%	5.99%	6.91%	4.58%	5.99%
Since Inception	19.84%	19.28%	18.08%	34.59%	33.56%	31.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$899.00	$2.82	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE SMALL-CAP ETF

The iShares MSCI Singapore Small-Cap ETF (the “Fund”), formerly the iShares MSCI Singapore Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small-capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the Singaporean securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 6.91%, net of fees, while the total return for the Index was 5.99%.

The Index posted a single-digit return for the reporting period. Singapore’s service-based economy grew at a relatively slow pace, as the economic slowdown in China continued to weigh on the Asian region. Small-capitalization stocks outperformed large-capitalization stocks, which broadly benefited the Index’s performance. The Index posted a solid gain until May 2013, as concerns over the Fed’s monetary policy and foreign capital outflows drove stocks lower.

The financials sector was the largest contributor to performance during the reporting period. Approximately half of the Index’s weight on average was invested in financials stocks, reflecting Singapore’s relatively large banking sector. Low interest rates and solid credit conditions led to higher profits, driving the performance of Singapore’s financial institutions. The financials sector declined during the second half of the reporting period, as fears about China’s banking system weighed on the sector. The energy sector also contributed to performance during the reporting period despite volatile energy prices. Companies involved in Singapore’s offshore oil and gas business delivered the biggest gains.

On the other end of the spectrum, the health care sector declined during the reporting period. The sector was the largest detractor from performance, although the Index held a relatively small weight (3% on average) in the sector. Similarly, the Index’s relatively small average weight in the utilities sector detracted from performance.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	50.90%
Industrial	24.22
Consumer Non-Cyclical	12.06
Consumer Cyclical	3.69
Communications	3.35
Basic Materials	3.35
Energy	0.63
Technology	0.57
Diversified	0.54
Short-Term and Other Net Assets	0.69

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Suntec REIT	7.28%
Singapore Post Ltd.	4.77
SATS Ltd.	4.58
Venture Corp. Ltd.	4.28
Mapletree Industrial Trust	3.68
Mapletree Logistics Trust	3.56
Ezion Holdings Ltd.	3.20
M1 Ltd.	3.08
Keppel REIT Management Ltd.	3.07
Blumont Group Ltd.	2.78

TOTAL	40.28%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	30.27%	29.85%	31.12%	30.27%	29.85%	31.12%
Since Inception	25.94%	26.31%	26.71%	44.62%	45.31%	46.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,125.80	$3.16	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”), formerly the iShares MSCI United Kingdom Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small-capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of the British securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 30.27%, net of fees, while the total return for the Index was 31.12%.

The Index’s performance was strong for most of the reporting period, pausing briefly during the early summer of 2013 before advancing through the end of August. Top sector contributors to Index returns included consumer discretionary, industrials and financials — areas that tend to do better when the economy improves while the energy and telecommunication services sectors lagged. In general, small-capitalization stocks tend to do well in an improving economy, as investors become more comfortable with the risks that smaller companies typically entail.

During the reporting period, the United Kingdom economy performed in line with some of the stronger European countries. GDP advanced 0.7% in the second quarter of 2013 compared to the first quarter of 2013, placing it alongside Germany as among the fastest growing of the world’s largest industrialized economies. The upturn was fueled by consumer spending as well as business investment and exports. Meanwhile, unemployment was 7.8% for most of the year, easing to 7.7% in July 2013. Given this set of circumstances, the Bank of England maintained short-term interest rates at 0.5%, indicating that it would raise interest rates when the unemployment rate dipped below 7%.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Consumer Cyclical	20.42%
Financial	19.49
Consumer Non-Cyclical	14.95
Industrial	14.19
Communications	9.27
Basic Materials	7.76
Energy	7.02
Technology	3.78
Diversified	1.61
Utilities	1.18
Short-Term and Other Net Assets	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Mondi PLC	1.58%
ASOS PLC	1.43
Ashtead Group PLC	1.40
Taylor Wimpey PLC	1.39
Informa PLC	1.33
Barratt Developments PLC	1.28
John Wood Group PLC	1.25
Drax Group PLC	1.18
Berkeley Group Holdings PLC (The)	1.15
Inchcape PLC	1.13

TOTAL	13.12%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.25%

ADVERTISING — 0.37%
STW Communications Group Ltd.	5,446	$7,542

		7,542
AGRICULTURE — 1.97%
Australian Agricultural Co. Ltd.[a]	3,562	3,522
GrainCorp Ltd. Class A	3,268	36,208

		39,730
AIRLINES — 0.34%
Virgin Australia Holdings Ltd.[a]	20,000	6,947

		6,947
APPAREL — 0.72%
Billabong International Ltd.[a]	7,200	2,726
Pacific Brands Ltd.	17,402	11,779

		14,505
AUTO MANUFACTURERS — 0.14%
MaxiTRANS Industries Ltd.	2,400	2,779

		2,779
AUTO PARTS & EQUIPMENT — 0.54%
ARB Corp. Ltd.	992	10,850

		10,850
BANKS — 2.28%
Bank of Queensland Ltd.	5,400	46,171

		46,171
BIOTECHNOLOGY — 0.86%
Mesoblast Ltd.[a,b]	2,800	13,666
Starpharma Holdings Ltd.[a]	4,200	3,703

		17,369
BUILDING MATERIALS — 2.14%
Adelaide Brighton Ltd.	8,208	24,490
CSR Ltd.	9,386	18,809

		43,299
CHEMICALS — 1.99%
DuluxGroup Ltd.	6,698	26,964
Nufarm Ltd.	3,180	13,312

		40,276
COAL — 0.08%
Coalspur Mines Ltd.[a,b]	6,500	1,708

		1,708
COMMERCIAL SERVICES — 5.90%
Credit Corp. Group Ltd.	668	5,944
Emeco Holdings Ltd.	11,794	1,891

Security	Shares	Value

Invocare Ltd.	1,788	$17,517
Macquarie Atlas Roads Group	6,854	14,285
McMillan Shakespeare Ltd.	962	10,145
Mermaid Marine Australia Ltd.	3,826	13,119
Navitas Ltd.	3,506	19,392
Programmed Maintenance Services Ltd.	2,098	4,746
Qube Logistics Holdings Ltd.	9,562	15,372
Silex Systems Ltd.[a]	2,226	4,758
Skilled Group Ltd.	2,616	7,269
Thorn Group Ltd.	2,436	4,838

		119,276
COMPUTERS — 0.30%
NEXTDC Ltd.[a]	2,800	6,110

		6,110
DIVERSIFIED FINANCIAL SERVICES — 4.25%
BT Investment Management Ltd.	1,166	3,842
FlexiGroup Ltd.	3,548	13,936
IMF Australia Ltd.	2,000	3,456
IOOF Holdings Ltd.	3,530	26,724
Perpetual Ltd.	646	22,123
Platinum Asset Management Ltd.	3,314	15,791

		85,872
ELECTRIC — 3.71%
DUET Group	20,844	38,615
Energy World Corp. Ltd.[a,b]	12,254	4,802
Spark Infrastructure Group	21,850	31,526

		74,943
ENERGY — ALTERNATE SOURCES — 0.55%
Infigen Energy[a]	14,242	3,488
Linc Energy Ltd.[a]	5,702	7,618

		11,106
ENGINEERING & CONSTRUCTION — 6.57%
Boart Longyear Ltd.	8,552	3,504
Cardno Ltd.	2,282	13,008
Clough Ltd.	5,628	7,243
Decmil Group Ltd.	2,478	5,208
Downer EDI Ltd.	7,738	28,670
Forge Group Ltd.	1,576	7,411
Macmahon Holdings Ltd.	18,404	2,131
Monadelphous Group Ltd.[b]	1,506	24,908
NRW Holdings Ltd.	4,522	5,518
RCR Tomlinson Ltd.	2,208	6,490
Transfield Services Ltd.	8,538	8,707
UGL Ltd.	3,030	19,997

		132,795

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

ENTERTAINMENT — 1.93%
Ainsworth Game Technology Ltd.	2,098	$7,586
Aristocrat Leisure Ltd.	7,828	31,514

		39,100
ENVIRONMENTAL CONTROL — 0.89%
Transpacific Industries Group Ltd.[a]	20,754	17,930

		17,930
FOOD — 1.28%
Goodman Fielder Ltd.[a]	30,634	20,190
Tassal Group Ltd.	2,188	5,710

		25,900
FOREST PRODUCTS & PAPER — 0.00%
Gunns Ltd.[a,b,c]	15,059	—

		—
GAS — 0.82%
Envestra Ltd.	16,408	16,587

		16,587
HEALTH CARE — SERVICES — 1.97%
Primary Health Care Ltd.	8,686	39,841

		39,841
HOME BUILDERS — 0.12%
Fleetwood Corp. Ltd.	870	2,402

		2,402
HOUSEWARES — 0.62%
Breville Group Ltd.	1,600	12,512

		12,512
INSURANCE — 2.20%
Challenger Ltd.	9,586	44,396

		44,396
INTERNET — 3.92%
carsales.com Ltd.	3,356	33,298
iiNET Ltd.	1,952	10,257
Iress Ltd.	2,376	18,707
SMS Management & Technology Ltd.	1,212	4,955
Webjet Ltd.	1,066	3,950
Wotif.com Holdings Ltd.	1,974	8,087

		79,254
IRON & STEEL — 4.96%
Arrium Ltd.	24,748	24,797
Atlas Iron Ltd.	15,266	10,945
BC Iron Ltd.	1,700	6,602
BlueScope Steel Ltd.[a]	9,918	44,167
Gindalbie Metals Ltd.[a,b]	15,152	2,024

Security	Shares	Value

Grange Resources Ltd.	6,466	$1,209
Mount Gibson Iron Ltd.	11,804	7,570
Sundance Resources Ltd.[a]	43,340	3,011

		100,325
LEISURE TIME — 0.12%
Corporate Travel Management Ltd.	600	2,346

		2,346
MANUFACTURING — 3.93%
Ansell Ltd.	2,282	39,471
Bradken Ltd.	3,152	16,002
G.U.D Holdings Ltd.	1,408	7,499
GWA Group Ltd.	4,114	10,406
Hills Industries Ltd.	3,958	6,063

		79,441
MEDIA — 4.05%
APN News & Media Ltd.[a]	9,764	3,044
Fairfax Media Ltd.	35,978	17,144
SAI Global Ltd.	3,788	14,372
Seven West Media Ltd.	11,732	24,556
Southern Cross Media Group Ltd.	9,890	14,842
Ten Network Holdings Ltd.[a]	29,002	7,878

		81,836
METAL FABRICATE & HARDWARE — 1.33%
Austin Engineering Ltd.	806	2,491
Sims Metal Management Ltd.	2,910	24,415

		26,906
MINING — 12.22%
Aquarius Platinum Ltd.[a]	7,800	5,453
Aquila Resources Ltd.[a]	3,362	6,198
Ausdrill Ltd.	4,872	6,379
Ausenco Ltd.	1,610	2,330
Beadell Resources Ltd.[a,b]	12,864	10,426
Cudeco Ltd.[a,b]	2,420	3,158
Discovery Metals Ltd.[a]	7,936	1,096
Energy Resources of Australia Ltd.[a]	3,386	4,132
Evolution Mining Ltd.[a]	8,654	7,168
Independence Group NL	3,794	12,604
Indophil Resources NLa	13,366	2,738
Kingsgate Consolidated Ltd.	2,454	4,874
Lynas Corp. Ltd.[a,b]	33,920	11,782
MACA Ltd.	1,640	3,389
Medusa Mining Ltd.	2,902	6,823
Metals X Ltd.[a]	14,988	1,402
Mineral Deposits Ltd.[a]	1,406	3,769

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Mineral Resources Ltd.	2,264	$22,302
Mirabela Nickel Ltd.[a]	14,470	1,070
Northern Star Resources Ltd.	5,366	4,660
OM Holdings Ltd.[a]	4,710	1,384
OZ Minerals Ltd.	5,358	20,186
Paladin Energy Ltd.[a]	14,874	7,419
PanAust Ltd.	9,242	17,944
Papillon Resources Ltd.[a]	4,604	4,634
Perseus Mining Ltd.[a]	7,318	5,084
Regis Resources Ltd.[a]	5,994	23,009
Resolute Mining Ltd.	11,498	9,780
Sandfire Resources NLa	1,520	8,461
Silver Lake Resources Ltd.[a]	7,480	6,529
St Barbara Ltd.[a]	8,996	6,450
Syrah Resources Ltd.[a]	1,500	2,805
Tiger Resources Ltd.[a]	9,404	2,178
Western Areas NL	2,620	6,860
Western Desert Resources Ltd.[a]	4,188	2,499

		246,975
OIL & GAS — 6.28%
Aurora Oil and Gas Ltd.[a]	7,474	21,967
AWE Ltd.[a]	8,750	10,170
Beach Energy Ltd.	21,890	27,197
Buru Energy Ltd.[a]	3,646	5,553
Drillsearch Energy Ltd.[a]	6,400	8,180
Horizon Oil Ltd.[a]	17,960	5,199
Karoon Gas Australia Ltd.[a]	3,824	18,255
Maverick Drilling & Exploration Ltd.[a]	3,300	1,102
Red Fork Energy Ltd.[a]	6,922	2,744
Roc Oil Co. Ltd.[a]	13,328	6,410
Senex Energy Ltd.[a]	17,672	11,726
Sundance Energy Australia Ltd.[a]	8,400	8,379

		126,882
OIL & GAS SERVICES — 0.12%
Imdex Ltd.	4,104	2,522

		2,522
PHARMACEUTICALS — 1.50%
Acrux Ltd.	2,644	7,795
Sigma Pharmaceuticals Ltd.	22,022	12,553
Sirtex Medical Ltd.	860	9,980

		30,328
REAL ESTATE — 0.19%
FKP Property Group	3,524	3,923

		3,923

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 8.61%
Abacus Property Group	4,698	$9,415
Ardent Leisure Group	6,926	11,289
Aspen Group Ltd.	21,092	3,381
Astro Japan Property Trust	1,092	3,268
Australand Property Group	4,362	13,131
BWP Trust	8,934	18,301
Challenger Diversified Property Group	1,252	2,855
Charter Hall Group	4,030	12,491
Charter Hall Retail REIT	5,394	17,679
Commonwealth Property Office Fund	37,796	38,712
Investa Office Fund	11,044	28,919
Shopping Centres Australasia Property Group	10,600	14,728

		174,169
RETAIL — 6.91%
Automotive Holdings Group	3,166	11,082
Cash Converters International Ltd.	4,346	4,568
David Jones Ltd.	9,242	23,213
JB Hi-Fi Ltd.[b]	1,762	29,597
Myer Holdings Ltd.	10,374	25,409
OrotonGroup Ltd.	344	1,995
Premier Investments Ltd.	1,594	11,528
Reject Shop Ltd. (The)	438	6,604
Super Retail Group Ltd.	2,370	25,794

		139,790
SOFTWARE — 0.22%
UXC Ltd.	4,576	4,483

		4,483
TELECOMMUNICATIONS — 1.85%
Amcom Telecommunications Ltd.	3,422	5,836
M2 Telecommunications Group Ltd.	2,718	15,009
TPG Telecom Ltd.	5,124	16,475

		37,320
TRANSPORTATION — 0.50%
Cabcharge Australia Ltd.	2,026	7,470
Miclyn Express Offshore Ltd.	1,580	2,702

		10,172

TOTAL COMMON STOCKS
(Cost: $2,182,026)		2,006,618

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

PREFERRED STOCKS — 0.25%

FOREST PRODUCTS & PAPER — 0.00%
Gunns Ltd.[a,c]	22	$—

		—
REAL ESTATE INVESTMENT TRUSTS — 0.25%
Multiplex SITES Trust[a]	70	5,156

		5,156

TOTAL PREFERRED STOCKS
(Cost: $6,267)		5,156

RIGHTS — 0.02%

INTERNET — 0.02%
Iress Ltd.[a]	224	313

		313

TOTAL RIGHTS
(Cost: $0)		313

SHORT-TERM INVESTMENTS — 1.98%

MONEY MARKET FUNDS — 1.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	36,251	36,251
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	2,302	2,302
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,488	1,488

		40,041

TOTAL SHORT-TERM INVESTMENTS
(Cost: $40,041)		40,041

Value

TOTAL INVESTMENTS IN SECURITIES — 101.50%
(Cost: $2,228,334)	$2,052,128
Other Assets, Less Liabilities — (1.50)%	(30,366)

NET ASSETS — 100.00%	$2,021,762

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 85.92%

AGRICULTURE — 2.84%
BrasilAgro – Companhia Brasileira Propriedades Agricolas[a]	38,500	$152,238
SLC Agricola SA	59,500	488,074
Tereos Internacional SA	294,000	341,343

		981,655
AUTO PARTS & EQUIPMENT — 5.07%
Autometal SA	38,500	318,890
Iochpe-Maxion SA	77,000	906,949
MAHLE Metal Leve SA	45,500	527,312

		1,753,151
BANKS — 0.02%
Banco ABC Brasil SAa	1,552	7,802

		7,802
BUILDING MATERIALS — 2.57%
Eternit SA	91,000	325,383
Magnesita Refratarios SA	210,000	564,487

		889,870
CHEMICALS — 0.21%
Fertilizantes Heringer SAa	21,005	73,339

		73,339
COAL — 0.11%
CCX Carvao da Colombia SAa	66,500	38,884

		38,884
COMMERCIAL SERVICES — 9.56%
Abril Educacao SA Units	42,000	583,039
Companhia de Locacao das Americas	77,000	270,465
Mills Estruturas e Servicos de Engenharia SA	98,000	1,220,259
Santos Brasil Participacoes SA Units	56,000	541,814
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	56,010	691,290

		3,306,867
ELECTRIC — 6.44%
Equatorial Energia SA	189,040	1,594,419
Light SA	84,000	636,042

		2,230,461
ENERGY — ALTERNATE SOURCES — 0.97%
Vanguarda Agro SAa	209,851	335,451

		335,451

Security	Shares	Value

ENTERTAINMENT — 0.45%
T4F Entretenimento SAa	49,000	$157,273

		157,273
FOOD — 5.40%
Marfrig Alimentos SAa	276,500	711,837
Minerva SAa	105,000	477,032
Sao Martinho SA	59,500	678,298

		1,867,167
HEALTH CARE — SERVICES — 4.67%
Diagnosticos da America SA	241,500	1,126,634
Fleury SA	63,000	488,958

		1,615,592
HOLDING COMPANIES — DIVERSIFIED — 0.80%
TPI – Triunfo Participacoes e Investimentos SA	63,000	276,943

		276,943
HOME BUILDERS — 5.34%
Brookfield Incorporacoes SAa	409,589	292,908
Even Construtora e Incorporadora SA	210,000	707,597
Rossi Residencial SAa	329,074	380,680
Tecnisa SAa	122,500	467,904

		1,849,089
HOME FURNISHINGS — 0.56%
UNICASA Industria de Moveis SA	80,500	194,037

		194,037
HOUSEHOLD PRODUCTS & WARES — 0.69%
Technos SA	35,000	240,135

		240,135
INSURANCE — 1.99%
Brasil Insurance Participacoes e Administracao SA	70,000	562,426
Tempo Participacoes SA	105,000	125,884

		688,310
INTERNET — 1.22%
B2W Companhia Global do Varejo[a]	73,500	420,495

		420,495
IRON & STEEL — 0.77%
MMX Mineracao e Metalicos SAa	290,500	265,180

		265,180
MACHINERY — 0.23%
Industrias Romi SAa	35,000	80,536

		80,536

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

MANUFACTURING — 0.24%
Companhia Providencia Industria e Comercio SA	28,000	$83,392

		83,392
MINING — 1.00%
Paranapanema SAa	192,500	344,965

		344,965
OIL & GAS — 2.59%
HRT Participacoes em Petroleo SAa	339,500	214,223
OGX Petroleo e Gas Participacoes SAa	1,732,500	218,639
QGEP Participacoes SA	94,500	463,516

		896,378
PHARMACEUTICALS — 1.85%
Brazil Pharma SAa	136,500	488,074
Profarma Distribuidora de Produtos Farmaceuticos SA	17,500	150,913

		638,987
REAL ESTATE — 20.69%
Aliansce Shopping Centers SA	105,000	820,672
Brasil Brokers Participacoes SA	140,000	309,187
Direcional Engenharia SA	84,000	426,502
EZ TEC Empreendimentos e Participacoes SA	59,500	668,286
Gafisa SAa	514,500	606,007
General Shopping Brasil SAa	28,000	89,399
Helbor Empreendimentos SA	154,430	545,689
Iguatemi Empresa de Shopping Centers SA	84,000	777,385
JHSF Participacoes SA	105,000	289,311
LPS Brasil – Consultoria de Imoveis SA	73,500	470,274
PDG Realty SA Empreendimentos e Participacoes[a]	1,431,500	1,385,012
Rodobens Negocios Imobiliarios SA	28,000	170,789
Sao Carlos Empreendimentos e Participacoes SA	21,000	337,898
Sonae Sierra Brasil SA	31,500	264,090

		7,160,501
RETAIL — 4.72%
Arezzo Industria e Comercio SA	52,500	733,216
International Meal Co. Holdings SAa	59,500	407,980
Magazine Luiza SAa	66,500	160,571
Positivo Informatica SA	31,500	47,703

Security	Shares	Value

Restoque Comercio e Confeccoes de Roupas SA	112,000	$285,512

		1,634,982
SHIPBUILDING — 0.07%
OSX Brasil SAa	84,000	25,795

		25,795
SOFTWARE — 1.16%
Linx SA	24,500	399,882

		399,882
TRANSPORTATION — 3.69%
Julio Simoes Logistica SA	91,000	539,753
LLX Logistica SAa	409,500	246,334
Log-in Logistica Intermodal SAa	52,500	245,141
Tegma Gestao Logistica SA	28,000	247,350

		1,278,578

TOTAL COMMON STOCKS
(Cost: $36,586,380)		29,735,697

PREFERRED STOCKS — 12.93%

AIRLINES — 1.15%
GOL Linhas Aereas Inteligentes SA	112,000	398,587

		398,587
AUTO PARTS & EQUIPMENT — 1.88%
Randon SA Implementos e Participacoes	133,000	648,999

		648,999
BANKS — 3.66%
Banco ABC Brasil SA	63,172	317,560
Banco Daycoval SA	91,000	303,563
Banco Industrial e Comercial SA	80,545	136,207
Banco Panamericano SA	161,076	356,411
Banco Pine SA	38,503	152,250

		1,265,991
BUILDING MATERIALS — 0.36%
Eucatex SA Industria e Comercio	49,000	124,706

		124,706
CHEMICALS — 0.34%
Unipar Carbocloro SA Class B	589,511	116,553

		116,553
COMMERCIAL SERVICES — 0.92%
Contax Participacoes SA	210,000	317,138

		317,138

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

ELECTRIC — 2.90%
Centrais Eletricas Santa Catarina SA	24,500	$179,432
Companhia Energetica do Ceara Class A	28,000	471,142
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	115,500	354,196

		1,004,770
IRON & STEEL — 0.86%
Companhia de Ferro Ligas da Bahia – Ferbasa	52,510	296,434

		296,434
MANUFACTURING — 0.20%
Forjas Taurus SA	73,518	70,821

		70,821
MEDIA — 0.66%
Saraiva Livreiros Editores SA	21,000	229,240

		229,240

TOTAL PREFERRED STOCKS
(Cost: $5,849,690)		4,473,239

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b],c	4,748	4,748

		4,748

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,748)		4,748

TOTAL INVESTMENTS IN SECURITIES — 98.86%
(Cost: $42,440,818)		34,213,684
Other Assets, Less Liabilities — 1.14%		393,849

NET ASSETS — 100.00%		$34,607,533

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI CANADA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.75%

ADVERTISING — 1.30%
Aimia Inc.	1,882	$28,581

		28,581
AUTO PARTS & EQUIPMENT — 1.39%
Linamar Corp.	532	16,542
Westport Innovations Inc.[a,b]	508	13,917

		30,459
BANKS — 2.64%
Canadian Western Bank	864	24,456
Home Capital Group Inc.[b]	342	20,759
Laurentian Bank of Canada	304	12,775

		57,990
BEVERAGES — 0.38%
Cott Corp.	1,038	8,305

		8,305
BUILDING MATERIALS — 0.33%
Norbord Inc.	288	7,227

		7,227
CHEMICALS — 2.70%
Canexus Corp.	1,598	11,467
Methanex Corp.	1,030	47,795

		59,262
COAL — 0.05%
SouthGobi Resources Ltd.[a]	878	1,024

		1,024
COMMERCIAL SERVICES — 6.12%
Black Diamond Group Ltd.	403	8,978
Davis & Henderson Corp.	838	20,646
DirectCash Payments Inc.	134	2,585
EnerCare Inc.	635	5,718
FirstService Corp.	297	10,358
MacDonald Dettwiler & Associates Ltd.	388	29,921
Morneau Shepell Inc.	496	6,117
Ritchie Bros. Auctioneers Inc.[b]	982	18,097
Stantec Inc.	504	23,086
Transcontinental Inc. Class A	680	8,825

		134,331
COMPUTERS — 0.12%
Sandvine Corp.[a]	1,508	2,716

		2,716
DIVERSIFIED FINANCIAL SERVICES — 3.08%
AGF Management Ltd. Class B	716	8,688

Security	Shares	Value

Alaris Royalty Corp.	308	$10,073
Canaccord Financial Inc.	952	5,658
Dundee Corp. Class Aa	448	8,417
Element Financial Corp.[a]	1,358	15,783
Gluskin Sheff + Associates Inc.	179	3,535
GMP Capital Inc.	552	2,998
Sprott Inc.	1,218	3,198
TMX Group Ltd.	204	9,294

		67,644
ELECTRIC — 2.11%
Algonquin Power & Utilities Corp.	1,734	11,079
Atlantic Power Corp.	1,300	5,176
Boralex Inc. Class Aa	222	2,231
Capital Power Corp.	770	15,080
Northland Power Inc.	937	12,737

		46,303
ELECTRONICS — 1.08%
Avigilon Corp.[a]	330	4,917
Celestica Inc.[a]	1,774	18,835

		23,752
ENERGY — ALTERNATE SOURCES — 0.76%
Capstone Infrastructure Corp.	797	2,954
Innergex Renewable Energy Inc.	1,018	8,319
Uranium Participation Corp.[a,b]	1,165	5,367

		16,640
ENGINEERING & CONSTRUCTION — 0.96%
Aecon Group Inc.	611	7,489
Bird Construction Inc.	440	4,701
Genivar Inc.	389	8,983

		21,173
ENTERTAINMENT — 1.40%
Cineplex Inc.	682	25,291
Great Canadian Gaming Corp.[a]	536	5,432

		30,723
ENVIRONMENTAL CONTROL — 1.74%
Newalta Corp.	531	7,697
Progressive Waste Solutions Ltd.	1,258	30,421

		38,118
FOOD — 1.44%
Alliance Grain Traders Inc.	169	2,611
Maple Leaf Foods Inc.	1,074	13,999
North West Co. Inc. (The)	532	11,675
Premium Brands Holdings Corp.	192	3,429

		31,714

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

FOREST PRODUCTS & PAPER — 2.47%
Canfor Corp.[a]	900	$17,737
Canfor Pulp Products Inc.	391	3,377
Cascades Inc.	707	3,813
West Fraser Timber Co. Ltd.	372	29,410

		54,337
GAS — 1.20%
Enbridge Income Fund Holdings Inc.	496	10,936
Just Energy Group Inc.	1,526	9,244
Valener Inc.	412	6,140

		26,320
HEALTH CARE — SERVICES — 1.11%
CML HealthCare Inc.	990	10,051
Extendicare Inc.	933	5,802
Leisureworld Senior Care Corp.	322	3,260
Medical Facilities Corp.	352	5,239

		24,352
HOLDING COMPANIES — DIVERSIFIED — 0.57%
Exchange Income Corp.	44	1,011
Sherritt International Corp.	3,278	11,435

		12,446
HOME FURNISHINGS — 0.45%
Dorel Industries Inc. Class B	292	9,965

		9,965
INSURANCE — 0.58%
Genworth MI Canada Inc.	480	12,809

		12,809
IRON & STEEL — 1.62%
Labrador Iron Ore Royalty Corp.	680	19,358
Russel Metals Inc.	652	16,267

		35,625
MACHINERY — 2.18%
AG Growth International Inc.	135	4,514
ATS Automation Tooling Systems Inc.[a]	955	11,488
Badger Daylighting Ltd.	132	7,307
Toromont Industries Ltd.	844	18,034
Wajax Corp.	192	6,427

		47,770
MEDIA — 2.22%
Cogeco Cable Inc.	184	8,435
Corus Entertainment Inc. Class B	882	21,112
Quebecor Inc. Class Bb	894	19,127

		48,674

Security	Shares	Value

METAL FABRICATE & HARDWARE — 0.44%
Martinrea International Inc.	852	$9,563

		9,563
MINING — 20.32%
Alacer Gold Corp.	2,501	7,682
Alamos Gold Inc.	1,362	22,194
Argonaut Gold Inc.[a]	1,606	11,083
Asanko Gold Inc.[a,b]	806	2,277
Augusta Resource Corp.[a]	1,168	2,447
AuRico Gold Inc.	2,658	11,364
B2Gold Corp.[a,b]	6,716	17,826
Banro Corp.[a,b]	2,756	2,378
Belo Sun Mining Corp.[a]	2,942	2,175
Capstone Mining Corp.[a]	3,327	6,939
Centerra Gold Inc.	1,788	11,271
China Gold International Resources Corp. Ltd.[a]	1,741	6,470
Colossus Minerals Inc.[a,b]	1,752	1,296
Continental Gold Ltd.[a]	1,157	5,111
Denison Mines Corp.[a]	4,201	4,779
Detour Gold Corp.[a]	1,468	16,198
Dundee Precious Metals Inc.[a,b]	1,094	6,855
Endeavour Mining Corp.[a]	4,458	3,465
Endeavour Silver Corp.[a]	1,086	5,374
First Majestic Silver Corp.[a]	1,265	17,892
Fortuna Silver Mines Inc.[a]	1,374	5,692
Gabriel Resources Ltd.[a]	2,414	3,890
Golden Star Resources Ltd.[a,b]	2,849	1,566
Guyana Goldfields Inc.[a]	1,343	2,890
HudBay Minerals Inc.	1,858	12,188
IAMGOLD Corp.	4,030	24,144
Imperial Metals Corp.[a]	489	5,679
Ivanplats Ltd. Class Aa	3,788	7,038
Lundin Mining Corp.[a]	5,774	23,755
MAG Silver Corp.[a]	520	3,771
Major Drilling Group International Inc.	865	5,543
Nevsun Resources Ltd.	2,174	6,883
NGEx Resources Inc.[a]	1,467	2,712
North American Palladium Ltd.[a,b]	1,703	1,776
Northern Dynasty Minerals Ltd.[a]	781	1,547
Novagold Resources Inc.[a]	2,738	7,449
OceanaGold Corp.[a]	3,199	5,671
Orbite Aluminae Inc.[a,b]	2,942	1,255
Osisko Mining Corp.[a]	4,670	23,153
Pan American Silver Corp.	1,612	19,636

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Premier Gold Mines Ltd.[a]	1,631	$4,097
Pretium Resources Inc.[a]	820	6,879
Primero Mining Corp.[a]	854	4,849
Romarco Minerals Inc.[a]	6,411	3,221
Rubicon Minerals Corp.[a]	3,140	4,852
Sabina Gold & Silver Corp.[a]	1,688	1,952
Sandstorm Gold Ltd.[a]	974	6,232
Seabridge Gold Inc.[a]	359	5,176
SEMAFO Inc.	2,977	6,237
Silver Standard Resources Inc.[a]	880	7,408
Silvercorp Metals Inc.	1,866	6,863
Tahoe Resources Inc.[a,b]	946	16,859
Tanzanian Royalty Exploration Corp.[a]	1,056	3,444
Taseko Mines Ltd.[a]	2,092	4,264
Thompson Creek Metals Co. Inc.[a,b]	1,642	6,024
Timmins Gold Corp.[a]	1,546	3,004
Torex Gold Resources Inc.[a]	6,586	9,989
Uranium One Inc.[a]	5,166	13,565

		446,229
OIL & GAS — 13.93%
Advantage Oil & Gas Ltd.[a]	1,835	6,662
Angle Energy Inc.[a]	834	2,166
Bankers Petroleum Ltd.[a]	2,757	9,278
Bellatrix Exploration Ltd.[a]	1,177	7,520
Birchcliff Energy Ltd.[a]	1,081	7,276
BlackPearl Resources Inc.[a]	3,200	6,249
Bonterra Energy Corp.	258	12,605
Canacol Energy Ltd.[a]	836	3,107
Cequence Energy Ltd.[a]	1,518	2,187
Crew Energy Inc.[a]	1,122	6,392
DeeThree Exploration Ltd.[a]	778	6,638
Ensign Energy Services Inc.	1,424	23,731
Freehold Royalties Ltd.	540	12,106
Ithaca Energy Inc.[a]	3,437	6,419
Kelt Exploration Ltd.[a]	726	5,464
Legacy Oil & Gas Inc. Class Aa	1,524	8,856
Lightstream Resources Ltd.	2,098	14,379
Long Run Exploration Ltd.[a]	1,012	4,269
Longview Oil Corp.	190	1,108
Niko Resources Ltd.[a]	727	3,377
NuVista Energy Ltd.[a,b]	1,282	9,017
Paramount Resources Ltd. Class Aa	618	19,602
Parex Resources Inc.[a]	1,112	6,093
Parkland Fuel Corp.	759	12,519
Petrominerales Ltd.	914	5,589

Security	Shares	Value

Precision Drilling Corp.	2,576	$25,323
RMP Energy Inc.[a]	1,126	5,337
Secure Energy Services Inc.	1,102	13,998
Southern Pacific Resource Corp.[a]	4,335	1,931
Sprott Resource Corp.	930	2,469
Spyglass Resources Corp.	1,395	2,288
Surge Energy Inc.	934	5,250
Tag Oil Ltd.[a]	595	2,527
TransGlobe Energy Corp.[a]	805	5,594
Trilogy Energy Corp.	654	17,012
Twin Butte Energy Ltd.	2,686	4,634
Whitecap Resources Inc.	1,600	16,836

		305,808
OIL & GAS SERVICES — 7.00%
Calfrac Well Services Ltd.	367	11,425
Canadian Energy Services & Technology Corp.	606	9,915
Canyon Services Group Inc.	638	7,100
Enerflex Ltd.	852	11,412
Mullen Group Ltd.	960	22,979
Pason Systems Inc.	708	14,383
Poseidon Concepts Corp.	789	3
Savanna Energy Services Corp.	934	6,844
ShawCor Ltd.	642	25,457
Total Energy Services Inc.	315	4,781
Trican Well Service Ltd.	1,616	22,687
Trinidad Drilling Ltd.	1,317	11,336
Western Energy Services Corp.	670	5,367

		153,689
PACKAGING & CONTAINERS — 0.36%
Intertape Polymer Group Inc.	580	7,972

		7,972
PHARMACEUTICALS — 0.58%
Atrium Innovations Inc.[a]	288	4,510
Paladin Labs Inc.[a]	144	8,197

		12,707
PIPELINES — 2.41%
Gibson Energy Inc.	1,316	28,181
Veresen Inc.	2,164	24,637

		52,818
REAL ESTATE — 0.54%
Dream Unlimited Corp. Class Aa	444	4,781
Killam Properties Inc.	552	5,296
Mainstreet Equity Corp.[a]	62	1,722

		11,799

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 6.79%
Allied Properties Real Estate Investment Trust	362	$10,727
Artis Real Estate Investment Trust	680	8,734
Boardwalk Real Estate Investment Trust	258	13,728
Brookfield Office Properties Canada	138	3,277
Calloway Real Estate Investment Trust	634	14,634
Canadian Apartment Properties Real Estate Investment Trust	538	10,506
Canadian Real Estate Investment Trust	370	14,314
Chartwell Retirement Residences	914	8,344
Cominar Real Estate Investment Trust	661	11,686
Crombie Real Estate Investment Trust	282	3,411
Dundee Industrial Real Estate Investment Trust	292	2,314
Dundee International Real Estate Investment Trust	572	4,831
Dundee Real Estate Investment Trust	548	15,169
Granite Real Estate Investment Trust	250	8,413
InnVest Real Estate Investment Trust	490	1,872
InterRent Real Estate Investment Trust	300	1,430
Morguard North American Residential Real Estate Investment Trust	154	1,327
Morguard Real Estate Investment Trust	342	5,113
Northern Property Real Estate Investment Trust	170	4,242
NorthWest Healthcare Properties Real Estate Investment Trust	205	2,103
Pure Industrial Real Estate Trust	718	2,879

		149,054
RETAIL — 3.48%
AutoCanada Inc.	164	5,269
Dominion Diamond Corp.[a]	870	10,870
Hudson’s Bay Co.	258	4,141
Jean Coutu Group PJC Inc. (The) Class A	996	17,099
Liquor Stores N.A. Ltd.	234	3,602
Reitmans Canada Ltd. Class A	524	4,888
RONA Inc.	1,312	13,370
Sears Canada Inc.	277	3,072
Superior Plus Corp.	1,360	14,168

		76,479
SEMICONDUCTORS — 0.20%
Wi-Lan Inc.	1,330	4,337

		4,337

Security	Shares	Value

SOFTWARE — 1.34%
Constellation Software Inc.	180	$29,477

		29,477
STORAGE & WAREHOUSING — 0.51%
Westshore Terminals Investment Corp.	406	11,296

		11,296
TELECOMMUNICATIONS — 0.59%
EXFO Inc.[a]	286	1,301
Manitoba Telecom Services Inc.	240	7,667
Sierra Wireless Inc.[a]	330	4,073

		13,041
TRANSPORTATION — 1.26%
Horizon North Logistics Inc.	1,058	6,850
Student Transportation Inc.[b]	740	4,630
TransForce Inc.	822	16,200

		27,680

TOTAL COMMON STOCKS
(Cost: $2,488,700)		2,190,209

SHORT-TERM INVESTMENTS — 4.88%

MONEY MARKET FUNDS — 4.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	99,885	99,885
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	6,342	6,342
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	897	897

		107,124

TOTAL SHORT-TERM INVESTMENTS
(Cost: $107,124)		107,124

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI CANADA SMALL-CAP ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 104.63%
(Cost: $2,595,824)	$2,297,333
Other Assets, Less Liabilities — (4.63)%	(101,650)

NET ASSETS — 100.00%	$2,195,683

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.52%

ADVERTISING — 0.16%
SinoMedia Holding Ltd.	60,000	$49,598

		49,598
AEROSPACE & DEFENSE — 0.13%
AVIC International Holding HK Ltd.[a]	1,020,000	40,119

		40,119
AGRICULTURE — 0.36%
Asian Citrus Holdings Ltd.[b]	300,000	113,355

		113,355
AIRLINES — 0.07%
Shandong Airlines Co. Ltd. Class Bc	30,600	21,072

		21,072
APPAREL — 1.83%
China Haidian Holdings Ltd.	570,000	59,540
China Lilang Ltd.[b]	150,000	83,952
China Outfitters Holdings Ltd.[b]	240,000	40,235
Hosa International Ltd.	120,000	45,497
Luthai Textile Co. Ltd. Class B	111,000	130,548
Peak Sport Products Co. Ltd.	225,000	53,679
Texhong Textile Group Ltd.[b]	90,000	163,185

		576,636
AUTO MANUFACTURERS — 0.59%
Qingling Motors Co. Ltd. Class H	270,000	67,201
Sinotruk (Hong Kong) Ltd.	240,000	117,920

		185,121
AUTO PARTS & EQUIPMENT — 1.37%
Double Coin Holdings Ltd. Class B	76,500	54,162
Minth Group Ltd.	210,000	378,056

		432,218
BEVERAGES — 1.19%
China Huiyuan Juice Group Ltd.[a],b	202,500	109,680
Dynasty Fine Wines Group Ltd.[a,c]	128,000	17,827
Kingway Brewery Holdings Ltd.[a]	180,000	69,406
Tibet 5100 Water Resources Holdings Ltd.	435,000	166,608
Yantai North Andre Juice Co. Ltd. Class H	52,500	12,593

		376,114
BIOTECHNOLOGY — 0.18%
Global Bio-Chem Technology Group Co. Ltd.[a]	690,000	56,059

		56,059

Security	Shares	Value

BUILDING MATERIALS — 2.01%
Asia Cement China Holdings Corp.[b]	157,500	$75,151
China Fangda Group Co. Ltd. Class B	111,000	43,086
China Glass Holdings Ltd.[a]	270,000	35,167
China Singyes Solar Technologies Holdings Ltd.	150,400	153,418
Luoyang Glass Co. Ltd. Class Ha	90,000	16,597
SYP Glass Group Co. Ltd. Class B	54,000	27,000
TCC International Holdings Ltd.	330,000	107,668
West China Cement Ltd.	870,000	125,658
Yuanda China Holdings Ltd.	750,000	48,360

		632,105
CHEMICALS — 4.40%
Billion Industrial Holdings Ltd.[b]	195,000	111,904
Century Sunshine Group Holdings Ltd.	450,000	49,907
China Lumena New Materials Corp.[a,b]	960,000	190,653
China Sanjiang Fine Chemicals Co. Ltd.	180,000	84,726
Danhua Chemical Technology Co. Ltd. Class Ba	66,000	41,118
Dongyue Group Ltd.[b]	405,000	162,953
Fufeng Group Ltd.[a,b]	324,600	135,627
Huabao International Holdings Ltd.[b]	690,000	306,987
Hubei Sanonda Co. Ltd. Class B	78,000	52,507
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	135,000	63,990
Sinofert Holdings Ltd.[b]	720,000	112,349
Yip’s Chemical Holdings Ltd.[b]	90,000	71,727

		1,384,448
COAL — 0.26%
Hidili Industry International Development Ltd.[a,b]	210,000	35,747
Winsway Coking Coal Holding Ltd.[a]	645,000	47,412

		83,159
COMMERCIAL SERVICES — 4.59%
AMVIG Holdings Ltd.	180,000	79,155
Anhui Expressway Co. Ltd. Class H	180,000	94,011
Anxin-China Holdings Ltd.	780,000	299,752
Guangdong Provincial Expressway Development Co. Ltd. Class B	115,500	39,173
Jinzhou Port Co. Ltd. Class B	75,000	29,925
Kai Yuan Holdings Ltd.[a]	2,700,000	67,897

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Shenzhen Chiwan Wharf Holdings Ltd. Class B	42,000	$73,120
Shenzhen Expressway Co. Ltd. Class H	240,000	88,518
Shenzhen International Holdings Ltd.	3,112,500	389,344
Sichuan Expressway Co. Ltd. Class H	300,000	81,244
Xiamen International Port Co. Ltd. Class H	330,000	43,833
Xiangyu Dredging Holdings Ltd.[b]	120,000	33,117
Yuexiu Transport Infrastructure Ltd.	240,000	127,824

		1,446,913
COMPUTERS — 1.01%
CITIC 21CN Co. Ltd.[a]	780,000	41,241
Great Wall Technology Co. Ltd. Class Ha	150,000	34,626
Ju Teng International Holdings Ltd.	270,000	151,114
PAX Global Technology Ltd.[a]	135,000	44,916
TPV Technology Ltd.	240,000	47,354

		319,251
COSMETICS & PERSONAL CARE — 1.45%
BaWang International (Group) Holding Ltd.[a]	360,000	21,820
Magic Holdings International Ltd.	180,800	141,993
Prince Frog International Holdings Ltd.[b]	150,000	93,818
Vinda International Holdings Ltd.[b]	195,000	199,919

		457,550
DISTRIBUTION & WHOLESALE — 1.25%
Digital China Holdings Ltd.	270,000	297,354
Goldlion Holdings Ltd.	120,000	59,115
Inspur International Ltd.	900,000	37,140

		393,609
DIVERSIFIED FINANCIAL SERVICES — 0.08%
Credit China Holdings Ltd.	300,000	24,760

		24,760
ELECTRIC — 2.89%
China Datang Corp. Renewable Power Co. Ltd. Class H	825,000	177,673
China Power International Development Ltd.[b]	780,000	286,676
China Power New Energy Development Co. Ltd.[a]	1,500,000	75,441
China WindPower Group Ltd.[a]	1,200,000	42,556

Security	Shares	Value

Huadian Energy Co. Ltd. Class Ba	136,500	$40,814
Tianjin Development Holdings Ltd.[a]	150,000	89,175
Zhejiang Southeast Electric Power Co. Ltd. Class Ba	237,000	197,658

		909,993
ELECTRICAL COMPONENTS & EQUIPMENT — 2.54%
Boer Power Holdings Ltd.	75,000	56,387
Chaowei Power Holdings Ltd.	210,000	93,431
China High Speed Transmission Equipment Group Co. Ltd.[a,b]	375,000	159,587
Foshan Electrical and Lighting Co. Ltd. Class B	79,500	57,105
Harbin Electric Co. Ltd. Class H	240,000	148,561
NVC Lighting Holdings Ltd.	435,000	112,755
Sinopoly Battery Ltd.[a,b]	1,800,000	67,317
Tianneng Power International Ltd.[b]	240,000	99,040
Trony Solar Holdings Co. Ltd.[a,c]	216,000	4,387

		798,570
ELECTRONICS — 1.92%
AVIC International Holdings Ltd.[a]	85,184	31,747
China Automation Group Ltd.	225,000	42,073
INESA Electron Co. Ltd. Class Ba	100,500	40,702
Kingboard Laminates Holdings Ltd.[b]	315,000	122,273
Regent Manner International Holdings Ltd.	210,000	37,372
Shenzhen SEG Co. Ltd. Class Ba	79,500	28,604
Shijiazhuang Baoshi Electronic Glass Co. Ltd. Class Ba	33,000	43,408
Tech Pro Technology Development Ltd.[a]	270,000	122,911
Tongda Group Holdings Ltd.	750,000	44,491
Wasion Group Holdings Ltd.	150,000	92,657

		606,238
ENERGY — ALTERNATE SOURCES — 0.38%
China Suntien Green Energy Corp. Ltd. Class H	405,000	120,648

		120,648
ENGINEERING & CONSTRUCTION — 1.61%
China Resources and Transportation Group Ltd.[a,b]	4,500,000	214,717
Hainan Meilan International Airport Co. Ltd. Class H	30,000	27,971
Hopewell Highway Infrastructure Ltd.[b]	315,000	150,302
Richly Field China Development Ltd.[a,c]	900,000	2,553

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Wison Engineering Services Co. Ltd.	360,000	$110,028

		505,571
ENTERTAINMENT — 0.91%
ChinaVision Media Group Ltd.[a,b]	1,350,000	84,436
REXLot Holdings Ltd.[b]	2,625,000	182,799
SMI Corp. Ltd.[a]	840,000	18,524

		285,759
ENVIRONMENTAL CONTROL — 1.32%
Chiho-Tiande Group Ltd.[b]	90,000	35,399
China Metal Recycling Holdings Ltd.[a,b,c]	184,800	—
China Water Affairs Group Ltd.	300,000	112,194
Dongjiang Environmental Co. Ltd. Class H	18,000	59,424
Interchina Holdings Co. Ltd.[a]	1,500,000	127,670
Shanghai Youngsun Investment Co. Ltd. Class Ba	36,000	36,216
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	120,000	43,640

		414,543
FOOD — 3.79%
Ausnutria Dairy Corp. Ltd.[a,c]	81,000	3,813
Beijing Jingkelong Co. Ltd. Class H	60,000	19,344
Changshouhua Food Co. Ltd.	90,000	74,745
China Foods Ltd.	300,000	112,968
China Modern Dairy Holdings Ltd.[a]	570,000	190,382
China Starch Holdings Ltd.	825,000	20,959
China Yurun Food Group Ltd.[a,b]	495,000	312,790
Labixiaoxin Snacks Group Ltd.[b]	105,000	56,058
Lianhua Supermarket Holdings Co. Ltd. Class H	135,000	71,379
Shanghai Dajiang Group Stock Co. Ltd. Class Ba	106,500	35,252
Shenguan Holdings Group Ltd.	390,000	155,911
Yashili International Holdings Ltd.	300,000	140,050

		1,193,651
FOREST PRODUCTS & PAPER — 0.77%
China Forestry Holdings Co.[a,b,c]	306,000	1
Qunxing Paper Holdings Co. Ltd.[a,c]	148,000	10,402
Shandong Chenming Paper Holdings Ltd. Class B	189,023	90,923
Shandong Chenming Paper Holdings Ltd. Class H	120,000	45,806
Superb Summit International Group Ltd.[a]	1,125,000	55,130

Security	Shares	Value

Youyuan International Holdings Ltd.	135,200	$40,973

		243,235
GAS — 1.67%
Binhai Investment Co. Ltd.[a]	600,000	29,403
China Oil and Gas Group Ltd.	1,500,000	199,242
Towngas China Co. Ltd.[b]	315,000	296,541

		525,186
HAND & MACHINE TOOLS — 0.14%
Chongqing Machinery & Electric Co. Ltd. Class H	360,000	43,640

		43,640
HEALTH CARE — PRODUCTS — 1.41%
China Medical System Holdings Ltd.	330,300	276,443
Golden Meditech Holdings Ltd.	420,000	48,746
Lifetech Scientific Corp.[a]	30,000	20,891
Microport Scientific Corp.[b]	150,000	99,621

		445,701
HOLDING COMPANIES — DIVERSIFIED — 0.87%
C C Land Holdings Ltd.	450,000	118,965
China Merchants China Direct Investments Ltd.	30,075	40,413
CITIC Resources Holdings Ltd.[a]	840,200	114,853

		274,231
HOME BUILDERS — 0.25%
Baoye Group Co. Ltd. Class H	120,000	80,161

		80,161
HOME FURNISHINGS — 2.30%
Chigo Holding Ltd.[a]	1,290,000	30,776
Hefei Meiling Co. Ltd. Class B	37,536	18,491
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	150,000	108,326
Konka Group Co. Ltd. Class B	120,000	40,854
Skyworth Digital Holdings Ltd.	630,000	342,038
TCL Multimedia Technology Holdings Ltd.	150,000	67,123
Welling Holding Ltd.	331,600	69,276
Wuxi Little Swan Co. Ltd. Class B	45,000	46,657

		723,541
HOUSEWARES — 0.14%
Bolina Holding Co. Ltd.	90,000	43,292

		43,292
INTERNET — 0.21%
Pacific Online Ltd.	150,900	67,137

		67,137

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

IRON & STEEL — 1.51%
Bengang Steel Plates Co. Ltd. Class B	117,000	$37,117
China Vanadium Titano-Magnetite Mining Co. Ltd.[a]	330,000	52,770
Chongqing Iron & Steel Co. Ltd. Class Ha	180,000	24,837
Newton Resources Ltd.[a]	390,000	36,715
Shougang Concord International Enterprises Co. Ltd.[a,b]	1,500,000	75,441
Tiangong International Co. Ltd.	390,000	95,056
Xingda International Holdings Ltd.	285,000	136,722
Xiwang Special Steel Co. Ltd.	150,000	16,636

		475,294
LEISURE TIME — 1.01%
China Travel International Investment Hong Kong Ltd.	900,000	169,452
Huangshan Tourism Development Co. Ltd. Class B	52,500	63,367
Jinshan Development & Construction Co. Ltd. Class Ba	58,500	32,058
Shanghai Jinjiang International Travel Co. Ltd. Class B	21,000	31,983
Zhonglu Co. Ltd. Class B	26,460	22,068

		318,928
LODGING — 0.47%
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	420,000	73,661
Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	52,500	73,080

		146,741
MACHINERY — 4.51%
Changchai Co. Ltd. Class B	51,000	28,807
China National Materials Co. Ltd. Class Hb	360,000	74,745
Dalian Refrigeration Co. Ltd. Class B	24,000	18,446
First Tractor Co. Ltd. Class H	150,000	92,270
Haitian International Holdings Ltd.	195,000	359,099
Hangzhou Steam Turbine Co. Ltd. Class B	93,024	121,163
Honghua Group Ltd.[b]	330,000	97,029
Jingwei Textile Machinery Co. Ltd. Class H	60,000	43,717

Security	Shares	Value

Lonking Holdings Ltd.[a]	675,000	$141,887
Sany Heavy Equipment International Holdings Co. Ltd.[b]	315,000	91,806
SGSB Group Co. Ltd. Class Ba	82,500	39,765
Shandong Molong Petroleum Machinery Co. Ltd. Class H	84,000	24,698
Shanghai Automation Instrumentation Co. Ltd. Class Ba	34,500	19,596
Shanghai Diesel Engine Co. Ltd. Class B	112,545	86,772
Shanghai Highly Group Co. Ltd. Class B	96,000	53,952
Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	70,500	82,485
Shanghai Shibei Hi-Tech Co. Ltd. Class B	79,500	43,566

		1,419,803
MANUFACTURING — 1.03%
China Aerospace International Holdings Ltd.[b]	690,000	74,745
Lee & Man Chemical Co. Ltd.	60,000	24,992
Sunny Optical Technology Group Co Ltd.[b]	180,000	194,986
Time Watch Investments Ltd.[a]	270,000	30,989

		325,712
MEDIA — 0.69%
Phoenix Satellite Television Holdings Ltd.	420,000	142,448
VODone Ltd.[a,b]	960,000	74,281

		216,729
METAL FABRICATE & HARDWARE — 0.39%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	120,000	36,985
EVA Precision Industrial Holdings Ltd.	360,000	45,497
Shengli Oil & Gas Pipe Holdings Ltd.[a]	408,000	21,572
Wafangdian Bearing Co. Ltd. Class B	25,500	17,955

		122,009
MINING — 3.16%
CGN Mining Co. Ltd.[a]	375,000	30,950
China Kingstone Mining Holdings Ltd.[a,c]	189,000	—
China Precious Metal Resources Holdings Co. Ltd.[a,b]	1,290,000	192,974

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

China Qinfa Group Ltd.	180,000	$14,392
China Rare Earth Holdings Ltd.[a]	360,000	54,782
CITIC Dameng Holdings Ltd.[a]	270,000	22,284
Huili Resources Group Ltd.[a]	150,000	37,140
Hunan Nonferrous Metal Corp. Ltd. Class Ha,b	510,000	157,846
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	126,000	101,304
Jinchuan Group International Resources Co. Ltd.[a]	375,000	68,671
Lingbao Gold Co. Ltd. Class H	90,000	21,124
MMG Ltd.[a]	540,000	121,866
North Mining Shares Co. Ltd.[a]	3,150,000	138,115
Real Gold Mining Ltd.[a,b,c]	126,000	—
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha,b	225,000	34,239

		995,687
OIL & GAS — 0.69%
MIE Holdings Corp.	330,000	72,771
Sino Oil And Gas Holdings Ltd.[a,b]	3,300,000	83,411
Yanchang Petroleum International Ltd.[a]	1,200,000	60,353

		216,535
OIL & GAS SERVICES — 2.83%
Anhui Tianda Oil Pipe Co. Ltd. Class H	90,000	14,044
Anton Oilfield Services Group[b]	330,000	210,655
CIMC Enric Holdings Ltd.	180,000	188,022
Hilong Holding Ltd.[b]	225,000	123,897
Shenzhen Chiwan Petroleum Supply Base Co. Class B	21,000	40,243
Sinopec Kantons Holdings Ltd.[b]	330,000	314,918

		891,779
PACKAGING & CONTAINERS — 0.83%
CPMC Holdings Ltd.[b]	135,000	101,497
Greatview Aseptic Packaging Co. Ltd.	210,000	113,471
Overseas Chinese Town Asia Holdings Ltd.	90,000	45,729

		260,697
PHARMACEUTICALS — 4.70%
China National Accord Medicines Corp. Ltd. Class B	18,000	72,980
China Shineway Pharmaceutical Group Ltd.[b]	120,000	186,011

Security	Shares	Value

CSPC Pharmaceutical Group Ltd.[b]	390,000	$203,691
Dawnrays Pharmaceutical Holdings Ltd.	120,000	46,270
Extrawell Pharmaceutical Holdings Ltd.[a]	450,000	31,337
Hua Han Bio-Pharmaceutical Holdings Ltd. Class H	561,056	134,577
Lijun International Pharmaceutical (Holding) Co. Ltd.	510,000	175,604
Livzon Pharmaceutical Group Inc. Class B	21,000	96,951
Real Nutriceutical Group Ltd.[b]	255,000	68,729
Shandong Luoxin Pharmacy Stock Co. Ltd. Class H	60,000	58,418
Tong Ren Tang Technologies Co. Ltd. Class H	90,000	298,863
Winteam Pharmaceutical Group Ltd.	270,000	106,198

		1,479,629
PIPELINES — 0.27%
China Tian Lun Gas Holdings Ltd.[a]	90,000	83,914

		83,914
REAL ESTATE — 12.98%
Beijing Capital Land Ltd. Class Hb	360,000	128,134
Beijing North Star Co. Ltd. Class H	240,000	55,091
Beijing Properties Holdings Ltd.[a]	660,000	48,514
Central China Real Estate Ltd.	210,038	65,007
China Aoyuan Property Group Ltd.	420,000	87,744
China Properties Group Ltd.[a]	195,000	49,540
China SCE Property Holdings Ltd.[a,b]	345,000	88,982
China South City Holdings Ltd.	660,000	170,226
CIFI Holdings Group Co. Ltd.	690,000	126,354
Fantasia Holdings Group Co. Ltd.	720,000	113,278
Future Land Development Holdings Ltd.	570,000	67,626
Gemdale Properties and Investment Corp. Ltd.[a]	660,000	85,113
Glorious Property Holdings Ltd.[a]	960,000	144,847
Golden Wheel Tiandi Holdings Co. Ltd.	180,000	23,677
Greattown Holdings Ltd. Class Ba	53,319	22,980
Henderson Investment Ltd.	345,000	25,805
HKC (Holdings) Ltd.	1,680,000	55,246
Hopson Development Holdings Ltd.[a]	210,000	257,002
Hutchison Harbour Ring Ltd.	600,000	46,425
Jiangsu Future Land Co. Ltd. Class B	219,000	136,875

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Kaisa Group Holdings Ltd.[a,b]	600,000	$176,416
KWG Property Holdings Ltd.	405,000	273,677
Lai Fung Holdings Ltd.	1,410,000	31,457
Minmetals Land Ltd.[b]	420,000	63,370
Powerlong Real Estate Holdings Ltd.	345,000	66,736
Renhe Commercial Holdings Co. Ltd.[a]	4,020,000	233,287
Road King Infrastructure Ltd.	90,000	86,003
Shanghai Dingli Technology Development Group Co. Ltd. Class B	40,500	27,500
Shanghai Industrial Urban Development Group Ltd.[a,b]	510,000	109,834
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	94,500	108,013
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	63,000	34,902
Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. Class B	67,500	74,385
Shenzhen Investment Ltd.	780,000	323,894
Sinolink Worldwide Holdings Ltd.[a]	690,000	57,838
SPG Land Holdings Ltd.[a]	111,000	103,064
SRE Group Ltd.[a]	990,286	32,565
Sunac China Holdings Ltd.	510,000	358,442
Yuzhou Properties Co. Ltd.	288,440	62,863
Zall Development Group Ltd.	180,000	64,299

		4,087,011
REAL ESTATE INVESTMENT TRUSTS — 0.62%
Yuexiu Real Estate Investment Trust[b]	390,000	195,644

		195,644
RETAIL — 6.46%
361 Degrees International Ltd.[b]	255,000	60,836
Ajisen (China) Holdings Ltd.[b]	180,000	193,593
Boshiwa International Holding Ltd.[a,c]	153,000	8,287
Century Ginwa Retail Holdings Ltd.	161,000	39,241
China Dongxiang (Group) Co. Ltd.[b]	945,000	153,551
China Yongda Automobiles Services Holdings Ltd.[b]	105,000	100,607
China ZhengTong Auto Services Holdings Ltd.[a,b]	307,500	190,344
Embry Holdings Ltd.	45,000	27,275
Evergreen International Holdings Ltd.	105,000	23,155
FIYTA Holdings Ltd. Class B	28,500	23,449

Security	Shares	Value

Hengdeli Holdings Ltd.[b]	660,000	$151,501
Lao Feng Xiang Co. Ltd. Class B	70,580	163,393
Le Saunda Holdings Ltd.[b]	120,000	43,021
Li Ning Co. Ltd.[a]	330,000	248,530
Maoye International Holdings Ltd.[b]	480,000	90,374
Nature Flooring Holding Co. Ltd.	135,000	24,721
New World Department Store China Ltd.[b]	180,000	94,940
Ports Design Ltd.[b]	127,500	83,198
Pou Sheng International Holdings Ltd.[a]	645,000	31,192
Sparkle Roll Group Ltd.[b]	600,000	43,330
Viva China Holdings Ltd.[a]	485,600	28,180
Xiao Nan Guo Restaurants Holdings Ltd.	210,000	33,310
Xinhua Winshare Publishing and Media Co. Ltd. Class H	135,000	67,723
XTEP International Holdings Ltd.[b]	225,000	109,970

		2,033,721
SEMICONDUCTORS — 3.16%
China Ruifeng Renewable Energy Holdings Ltd.[a,b]	240,000	73,661
Hanergy Solar Group Ltd.[a]	3,750,000	362,697
Honbridge Holdings Ltd.[a]	540,000	58,496
Semiconductor Manufacturing International Corp.[a]	6,645,000	471,313
Solargiga Energy Holdings Ltd.[a]	615,000	29,345

		995,512
SHIPBUILDING — 0.59%
China Rongsheng Heavy Industries Group Holdings Ltd.[a,b]	1,087,500	127,621
Guangzhou Shipyard International Co. Ltd. Class H	64,800	59,666

		187,287
SOFTWARE — 3.89%
China ITS Holdings Co. Ltd.[a]	135,000	35,689
Chinasoft International Ltd.[a,b]	330,000	103,838
Kingdee International Software Group Co. Ltd.[a,b]	601,200	183,746
Kingsoft Corp. Ltd.	210,000	444,677
NetDragon Websoft Inc.	60,000	142,526
Shanghai Baosight Software Co. Ltd. Class B	37,590	61,009
Travelsky Technology Ltd. Class H	315,500	253,884

		1,225,369

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

TELECOMMUNICATIONS — 2.30%
BYD Electronic International Co. Ltd.[a]	277,500	$122,389
China All Access Holdings Ltd.[b]	240,000	85,422
China Energine International Holdings Ltd.[a]	510,000	25,321
China Wireless Technologies Ltd.	420,000	170,613
Comba Telecom Systems Holdings Ltd.[a,b]	300,000	95,172
Eastern Communications Co. Ltd. Class B	100,500	49,647
Nanjing Panda Electronics Co. Ltd. Class H	60,000	24,141
O-Net Communications Group Ltd.	120,000	25,689
Shanghai Potevio Co. Ltd. Class B	43,500	26,317
TCL Communication Technology Holdings Ltd.	180,000	99,814

		724,525
TEXTILES — 0.58%
China Taifeng Beddings Holdings Ltd.	90,000	17,409
Shanghai Haixin Group Co. Ltd. Class Ba	139,500	75,330
Sijia Group Co. Ltd.[a,c]	96,000	8,480
Weiqiao Textile Co. Ltd. Class H	142,500	80,674

		181,893
TRANSPORTATION — 1.90%
Cosco International Holdings Ltd.	210,000	78,536
Dazhong Transportation Group Co. Ltd. Class B	180,000	123,300
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	48,000	44,784
Sinotrans Ltd. Class H	525,000	129,991
Sinotrans Shipping Ltd.[b]	472,500	125,522
Tianjin Port Development Holdings Ltd.[b]	630,000	95,056

		597,189
WATER — 0.90%
Beijing Enterprises Water Group Ltd.	660,000	282,575

		282,575

TOTAL COMMON STOCKS
(Cost: $34,134,797)		31,337,367

Security	Shares	Value

SHORT-TERM INVESTMENTS — 22.50%

MONEY MARKET FUNDS — 22.50%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	6,634,075	$6,634,075
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	421,259	421,259
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	28,214	28,214

		7,083,548

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,083,548)		7,083,548

TOTAL INVESTMENTS IN SECURITIES — 122.02%
(Cost: $41,218,345)		38,420,915
Other Assets, Less Liabilities — (22.02)%		(6,933,621)

NET ASSETS — 100.00%		$31,487,294

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 95.71%

ADVERTISING — 0.31%
Stroer Out-Of-Home Media AGa	2,250	$32,606

		32,606
AEROSPACE & DEFENSE — 4.83%
MTU Aero Engines Holding AG	5,430	486,307
OHB AG	618	14,489

		500,796
AGRICULTURE — 0.74%
KWS Saat AG	240	76,964

		76,964
AIRLINES — 0.10%
Air Berlin PLC[a,b]	4,572	10,858

		10,858
APPAREL — 1.16%
Gerry Weber International AG	2,682	120,223

		120,223
AUTO PARTS & EQUIPMENT — 3.35%
ElringKlinger AG	3,372	122,296
Grammer AG	1,158	41,342
NORMA Group SE	3,324	133,419
SAF-Holland SAa	4,602	49,990

		347,047
BANKS — 1.68%
Aareal Bank AGa	5,010	135,460
Comdirect Bank AG	4,122	38,916

		174,376
BIOTECHNOLOGY — 1.51%
MorphoSys AGa	2,166	156,171

		156,171
BUILDING MATERIALS — 0.43%
Bauer AG	1,080	25,135
CENTROTEC Sustainable AG	1,044	19,025

		44,160
CHEMICALS — 6.66%
H&R AGa	1,776	21,229
Symrise AG	11,646	507,990
Wacker Chemie AGb	1,638	160,413

		689,632
COMMERCIAL SERVICES — 5.62%
Amadeus Fire AG	540	32,608
Bertrandt AG	540	59,378

Security	Shares	Value

Evotec AGa,b	9,606	$33,224
Hamburger Hafen und Logistik AG	2,826	63,050
R Stahl AG	312	14,471
Sixt SE	1,356	32,283
Wirecard AG	11,118	347,080

		582,094
COMPUTERS — 2.61%
Bechtle AG	1,566	75,638
Wincor Nixdorf AG	3,114	194,795

		270,433
DIVERSIFIED FINANCIAL SERVICES — 1.06%
Aurelius AG	1,776	47,305
Deutsche Beteiligungs AG	1,062	26,859
MLP AG	5,382	35,200

		109,364
ELECTRICAL COMPONENTS & EQUIPMENT — 2.56%
LEONI AG	3,390	185,708
SMA Solar Technology AG	1,110	35,508
Vossloh AG	540	44,396

		265,612
ENERGY — ALTERNATE SOURCES — 0.82%
CropEnergies AG	2,238	17,845
Nordex SEa,b	5,802	67,455

		85,300
ENGINEERING & CONSTRUCTION — 4.07%
Bilfinger Berger SE	4,566	421,571

		421,571
ENTERTAINMENT — 0.64%
Borussia Dortmund GmbH & Co. KGaA	5,430	25,303
Tipp24 SEa	630	41,470

		66,773
HAND & MACHINE TOOLS — 2.17%
Gildemeister AG	5,082	112,847
KUKA AG	2,670	111,992

		224,839
HEALTH CARE — PRODUCTS — 1.55%
Carl Zeiss Meditec AG Bearer	3,390	103,057
Draegerwerk AG & Co. KGaA	312	31,370
STRATEC Biomedical AG	648	26,266

		160,693
HEALTH CARE — SERVICES — 2.43%
Rhoen Klinikum AG	10,872	251,952

		251,952

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

HOLDING COMPANIES — DIVERSIFIED — 0.23%
KHD Humboldt Wedag International AG	3,708	$23,322

		23,322
HOME FURNISHINGS — 1.03%
Rational AG	360	106,783

		106,783
INTERNET — 0.40%
XING AG	216	21,407
zooplus AGa,b	312	20,029

		41,436
IRON & STEEL — 1.51%
Salzgitter AG	4,128	156,492

		156,492
LEISURE TIME — 2.51%
CTS Eventim AG	2,256	94,895
TUI AGa	14,286	165,186

		260,081
MACHINERY — 7.68%
DEUTZ AGa	8,970	80,559
Duerr AG	2,502	167,596
Heidelberger Druckmaschinen AGa,b	23,406	62,961
Homag Group AG	786	15,329
Krones AG	1,344	113,598
Pfeiffer Vacuum Technology AG	996	115,717
Rheinmetall AG	4,170	204,024
Wacker Neuson SE	2,706	36,181

		795,965
MANUFACTURING — 1.83%
Balda AG	4,746	26,096
Gesco AG	342	29,764
Indus Holding AG	2,244	72,198
Jenoptik AG	4,512	61,518

		189,576
MEDIA — 3.66%
Sky Deutschland AGa	45,402	379,557

		379,557
METAL FABRICATE & HARDWARE — 3.26%
Aurubis AG	3,522	202,738
Kloeckner & Co. SEa	10,542	135,532

		338,270
OIL & GAS SERVICES — 0.26%
C.A.T. oil AG	1,554	26,628

		26,628

Security	Shares	Value

PACKAGING & CONTAINERS — 1.90%
Gerresheimer AG	3,270	$196,835

		196,835
PHARMACEUTICALS — 2.86%
Stada Arzneimittel AG	6,138	296,225

		296,225
REAL ESTATE — 11.68%
Colonia Real Estate AGa	1,428	9,002
Deutsche EuroShop AG	4,776	194,660
Deutsche Wohnen AG Bearer	16,704	292,283
DIC Asset AG	2,226	21,750
GAGFAH SAa	8,532	104,043
GSW Immobilien AG	5,256	228,466
LEG Immobilien AGa	3,372	180,921
PATRIZIA Immobilien AGa	3,253	28,812
TAG Immobilien AG	12,924	150,750

		1,210,687
REAL ESTATE INVESTMENT TRUSTS — 1.35%
Alstria Office REIT AG	6,654	78,439
Hamborner REIT AG	4,680	43,457
Prime Office REIT AGa	4,560	17,509

		139,405
RETAIL — 1.64%
BayWa AG Registered	1,416	67,777
Cewe Color Holding AG	492	23,971
Takkt AG	2,160	39,775
Tom Tailor Holding AGa	1,848	38,501

		170,024
SEMICONDUCTORS — 3.13%
AIXTRON SEa,b	10,128	158,054
Dialog Semiconductor PLC[a,b]	6,450	117,113
Kontron AG	5,424	29,288
Suss Microtec AGa,b	2,196	19,363

		323,818
SOFTWARE — 2.31%
Nemetschek AG	510	30,158
Software AG	6,852	209,206

		239,364
TELECOMMUNICATIONS — 3.96%
Drillisch AG	4,692	97,938
Freenet AG	10,578	248,905
Init Innovation in Traffic Systems AG	630	18,139
QSC AG	9,798	45,709

		410,691

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

TRANSPORTATION — 0.21%
VTG AG	1,170	$21,244

		21,244

TOTAL COMMON STOCKS
(Cost: $9,291,633)		9,917,867

PREFERRED STOCKS — 3.84%

BIOTECHNOLOGY — 0.49%
Biotest AG	606	50,621

		50,621
BUILDING MATERIALS — 0.43%
Sto AG	282	44,584

		44,584
COMMERCIAL SERVICES — 0.33%
Sixt SE	1,752	34,734

		34,734
ELECTRONICS — 0.94%
Sartorius AG	924	97,471

		97,471
HEALTH CARE — PRODUCTS — 0.76%
Draegerwerk AG & Co. KGaA	660	79,195

		79,195
MACHINERY — 0.89%
Jungheinrich AG	1,695	91,815

		91,815

TOTAL PREFERRED STOCKS
(Cost: $351,132)		398,420

RIGHTS — 0.04%

HAND & MACHINE TOOLS — 0.04%
Gildemeister AGa	5,082	3,819

		3,819

TOTAL RIGHTS
(Cost: $0)		3,819

SHORT-TERM INVESTMENTS — 3.89%

MONEY MARKET FUNDS — 3.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	372,086	372,086
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	23,627	23,627

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	7,768	$7,768

		403,481

TOTAL SHORT-TERM INVESTMENTS
(Cost: $403,481)		403,481

TOTAL INVESTMENTS IN SECURITIES — 103.48%
(Cost: $10,046,246)		10,723,587
Other Assets, Less Liabilities — (3.48)%		(360,696)

NET ASSETS — 100.00%		$10,362,891

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.53%

APPAREL — 2.68%
Sitoy Group Holdings Ltd.	28,000	$12,204
Stella International Holdings Ltd.	58,000	142,113

		154,317
AUTO PARTS & EQUIPMENT — 3.38%
Xinyi Glass Holdings Co. Ltd.[a]	208,000	194,470

		194,470
BANKS — 6.26%
Dah Sing Banking Group Ltd.	46,400	65,940
Dah Sing Financial Holdings Ltd.	17,600	82,162
Wing Hang Bank Ltd.[a]	22,000	212,499

		360,601
BIOTECHNOLOGY — 0.52%
CK Life Sciences International (Holdings) Inc.[a]	352,000	29,960

		29,960
BUILDING MATERIALS — 0.36%
Far East Global Group Ltd.[b]	72,000	20,706

		20,706
COMMERCIAL SERVICES — 0.54%
Pico Far East Holdings Ltd.	96,000	31,322

		31,322
DISTRIBUTION & WHOLESALE — 0.94%
Pacific Andes International Holdings Ltd.	408,000	17,626
VST Holdings Ltd.	96,400	18,150
YGM Trading Ltd.	8,212	18,491

		54,267
DIVERSIFIED FINANCIAL SERVICES — 2.17%
Get Nice Holdings Ltd.	408,000	16,574
Guotai Junan International Holdings Ltd.	60,000	23,522
Haitong International Securities Group Ltd.	48,000	23,646
Value Partners Group Ltd.	108,000	61,560

		125,302
ELECTRICAL COMPONENTS & EQUIPMENT — 2.32%
Johnson Electric Holdings Ltd.	178,000	116,840
Neo-Neon Holdings Ltd.[b]	80,000	16,816

		133,656

Security	Shares	Value

ELECTRONICS — 1.80%
Truly International Holdings Ltd.[a]	168,000	$103,776

		103,776
ENGINEERING & CONSTRUCTION — 0.66%
SOCAM Development Ltd.	33,000	38,216

		38,216
HAND & MACHINE TOOLS — 7.07%
Techtronic Industries Co. Ltd.[a]	166,000	407,593

		407,593
HOLDING COMPANIES —DIVERSIFIED — 5.13%
China Financial International Investments Ltd.[a,b]	560,000	23,832
Emperor International Holdings Ltd.	136,000	34,726
Melco International Development Ltd.	104,000	237,119

		295,677
HOME FURNISHINGS — 0.27%
Samson Holding Ltd.	116,000	15,558

		15,558
HOUSEHOLD PRODUCTS & WARES — 0.74%
Goodbaby International Holdings Ltd.	92,000	42,711

		42,711
INTERNET — 0.45%
SUNeVision Holdings Ltd.	88,000	25,988

		25,988
LODGING — 1.43%
Century City International Holdings Ltd.	176,000	12,710
Dorsett Hospitality International Ltd.	84,000	19,174
Emperor Entertainment Hotel Ltd.	60,000	21,975
Regal Hotels International Holdings Ltd.	56,000	28,742

		82,601
MACHINERY — 0.22%
Chen Hsong Holdings Ltd.	40,000	12,638

		12,638
MANUFACTURING — 0.85%
Singamas Container Holdings Ltd.	216,000	49,025

		49,025
MEDIA — 4.66%
Oriental Press Group Ltd.	80,000	8,873
Television Broadcasts Ltd.	39,600	259,424

		268,297

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

MINING — 1.47%
CST Mining Group Ltd.[b]	3,936,000	$39,591
IRC Ltd.[a,b]	200,000	21,149
Mongolia Energy Corp. Ltd.[b]	732,000	24,072

		84,812
OIL & GAS — 1.28%
Brightoil Petroleum (Holdings) Ltd.[a,b]	360,000	60,817
Pearl Oriental Oil Ltd.[b]	256,000	13,040

		73,857
PHARMACEUTICALS — 0.50%
United Laboratories International Holdings Ltd. (The)[b]	80,000	28,577

		28,577
REAL ESTATE — 9.32%
CSI Properties Ltd.	728,000	26,756
Great Eagle Holdings Ltd.	32,000	109,564
HKR International Ltd.	89,600	41,944
K. Wah International Holdings Ltd.	136,000	64,015
Kowloon Development Co. Ltd.	44,000	52,940
Lai Sun Development Co. Ltd.[b]	1,364,000	39,226
Midland Holdings Ltd.	96,000	36,397
Paliburg Holdings Ltd.	40,000	12,844
Polytec Asset Holdings Ltd.	160,000	19,602
Shun Tak Holdings Ltd.	200,000	103,683
Soundwill Holdings Ltd.	16,000	30,414

		537,385
REAL ESTATE INVESTMENT TRUSTS — 4.36%
Champion REIT	276,000	124,219
Prosperity REIT	132,000	42,216
Regal REIT[a]	120,000	34,974
Sunlight REIT	128,000	49,685

		251,094
RETAIL — 22.52%
Bonjour Holdings Ltd.	152,000	30,775
Cafe de Coral Holdings Ltd.[a]	40,000	125,606
Chow Sang Sang Holdings International Ltd.[a]	40,000	110,131
Dickson Concepts International Ltd.	34,000	19,073
Esprit Holdings Ltd.	224,850	383,913
Giordano International Ltd.	144,000	138,347
Luk Fook Holdings International Ltd.	44,000	150,366
Man Wah Holdings Ltd.	38,400	46,747
Ming Fung Jewellery Group Ltd.[b]	520,000	18,106
Newocean Energy Holdings Ltd.	120,000	77,375

Security	Shares	Value

Oriental Watch Holdings Ltd.	72,000	$22,006
Sa Sa International Holdings Ltd.[a]	120,000	128,598
Stelux Holdings International Ltd.	48,000	17,332
Tsui Wah Holdings Ltd.	48,000	29,527

		1,297,902
TELECOMMUNICATIONS — 11.52%
Citic Telecom International Holdings Ltd.	160,000	42,505
FIH Mobile Ltd.[b]	272,000	176,787
Hong Kong Television Network Ltd.	52,000	16,564
Hutchison Telecommunications Hong Kong Holdings Ltd.	176,000	76,261
SmarTone Telecommunications Holding Ltd.	44,000	63,664
VTech Holdings Ltd.	19,600	288,146

		663,927
TEXTILES — 2.81%
Cecep Costin New Materials Group Ltd.	20,000	8,408
Pacific Textile Holdings Ltd.	60,000	70,489
Texwinca Holdings Ltd.	88,000	83,184

		162,081
TRANSPORTATION — 3.30%
Pacific Basin Shipping Ltd.	212,000	132,869
SITC International Holdings Co. Ltd.	156,000	57,536

		190,405

TOTAL COMMON STOCKS
(Cost: $5,327,701)		5,736,721

SHORT-TERM INVESTMENTS — 14.25%

MONEY MARKET FUNDS — 14.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	768,040	768,040
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	48,770	48,770
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	4,431	4,431

		821,241

TOTAL SHORT-TERM INVESTMENTS
(Cost: $821,241)		821,241

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG SMALL-CAP ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 113.78%
(Cost: $6,148,942)	$6,557,962
Other Assets, Less Liabilities — (13.78)%	(794,049)

NET ASSETS — 100.00%	$5,763,913

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI SINGAPORE SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.27%

AGRICULTURE — 2.78%
Bumitama Agri Ltd.	63,000	$47,370
First Resources Ltd.[a]	351,000	503,098
GMG Global Ltd.	1,809,000	145,939

		696,407
AIRLINES — 0.39%
Tiger Airways Holdings Ltd.[a,b]	243,800	98,341

		98,341
BUILDING MATERIALS — 0.16%
Hong Leong Asia Ltd.	36,000	40,180

		40,180
COAL — 0.23%
Geo Energy Resources Ltd. [a,b]	207,000	57,556

		57,556
COMMERCIAL SERVICES — 3.55%
CWT Ltd.	18,000	18,257
Ezion Holdings Ltd.[a]	450,000	800,078
Raffles Education Corp. Ltd.[b]	306,000	69,505

		887,840
COMPUTERS — 0.57%
CSE Global Ltd.[a]	207,000	141,864

		141,864
DIVERSIFIED FINANCIAL SERVICES — 2.28%
ARA Asset Management Ltd.[a]	343,500	454,682
Asiasons Capital Ltd.[a,b]	108,000	82,475
k1 Ventures Ltd.	162,000	23,981
Religare Health Trust	18,000	10,644

		571,782
ELECTRONICS — 4.28%
Venture Corp. Ltd.	180,000	1,071,471

		1,071,471
ENGINEERING & CONSTRUCTION — 5.58%
Civmec Ltd.[a]	54,000	27,492
Rotary Engineering Ltd.	72,000	31,862
SATS Ltd.	486,000	1,145,768
United Engineers Ltd.[a]	144,000	191,737

		1,396,859
ENVIRONMENTAL CONTROL — 2.16%
Hyflux Ltd.[a]	450,000	415,900
Sound Global Ltd.[a,b]	252,000	125,334

		541,234

Security	Shares	Value

FOOD — 1.95%
China Minzhong Food Corp. Ltd.[a,b]	198,000	$82,193
QAF Ltd.	9,000	6,485
Super Group Ltd.[a]	117,000	397,713
Transpac Industrial Holdings Ltd.	1,000	1,328

		487,719
HEALTH CARE — PRODUCTS — 1.12%
Biosensors International Group Ltd.[a]	423,000	279,957

		279,957
HEALTH CARE — SERVICES — 1.43%
Raffles Medical Group Ltd.	153,000	357,110

		357,110
HOLDING COMPANIES — DIVERSIFIED — 1.08%
Boustead Singapore Ltd.	81,000	82,792
K-Green Trust	171,000	135,273
Tuan Sing Holdings Ltd.	207,000	51,882

		269,947
HOME BUILDERS — 0.48%
Ying Li International Real Estate Ltd.[a,b]	387,000	119,730

		119,730
HOUSEHOLD PRODUCTS & WARES — 1.23%
OSIM International Ltd.[a]	198,000	308,612

		308,612
LODGING — 2.62%
GuocoLeisure Ltd.	144,000	85,154
OUE Ltd.[a]	234,000	502,181
Stamford Land Corp. Ltd.	162,000	67,883

		655,218
MANUFACTURING — 0.14%
Hi-P International Ltd.	63,000	36,021

		36,021
METAL FABRICATE & HARDWARE — 0.29%
Amtek Engineering Ltd.	108,000	39,757
Dyna-Mac Holdings Ltd.[a]	108,000	32,990

		72,747
MINING — 3.35%
LionGold Corp. Ltd.[a,b]	423,000	563,227
Midas Holdings Ltd.	765,000	275,622

		838,849
OIL & GAS SERVICES — 0.40%
Swiber Holdings Ltd.[a]	207,000	101,332

		101,332

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

REAL ESTATE — 9.88%
Ascendas India Trust	225,000	$105,737
Blumont Group Ltd.[a,b]	486,000	696,597
Chip Eng Seng Corp. Ltd.	207,000	107,006
Far East Holdings Ltd.[a]	45,000	66,086
Ho Bee Investment Ltd.	54,000	86,282
Hong Fok Corp. Ltd.	72,000	37,783
Perennial China Retail Trust[a]	702,000	285,913
Wing Tai Holdings Ltd.	342,800	566,523
Yanlord Land Group Ltd.	342,000	313,405
Yoma Strategic Holdings Ltd.[a]	387,000	209,148

		2,474,480
REAL ESTATE INVESTMENT TRUSTS — 38.20%
AIMS AMP Capital Industrial REIT	126,000	142,604
Ascendas Hospitality Trust[a]	216,000	125,193
Ascott Residence Trust	369,000	345,373
Cache Logistics Trust	369,000	329,477
Cambridge Industrial Trust	873,000	441,030
CapitaRetail China Trust	189,000	199,103
CDL Hospitality Trusts[a]	378,000	461,860
Far East Hospitality Trust[a]	306,000	208,514
First REIT	108,000	87,128
Frasers Centrepoint Trust	405,000	567,809
Frasers Commercial Trust	216,000	203,861
Keppel REIT Management Ltd.[a]	819,000	769,767
Lippo Malls Indonesia Retail Trust	1,368,000	460,732
Mapletree Commercial Trust	729,000	642,354
Mapletree Industrial Trust[a]	918,000	920,337
Mapletree Logistics Trust	1,080,000	892,422
Parkway Life REIT[a]	216,000	373,887
Sabana Shari’ah Compliant Industrial REIT	135,000	117,368
Starhill Global REIT	756,000	452,978
Suntec REIT	1,530,000	1,821,500

		9,563,297
RETAIL — 0.20%
Sheng Siong Group Ltd.[a]	99,000	51,177

		51,177
SHIPBUILDING — 1.94%
COSCO Corp. (Singapore) Ltd.	522,000	273,930
STX OSV Holdings Ltd.[b]	315,000	212,179

		486,109

Security	Shares	Value

TELECOMMUNICATIONS — 3.35%
Innopac Holdings Ltd.[a,b]	558,000	$67,305
M1 Ltd.[a]	306,000	771,741

		839,046
TRANSPORTATION — 9.63%
Ezra Holdings Ltd.[a,b]	405,000	263,286
Neptune Orient Lines Ltd.[a,b]	495,000	403,211
Singapore Post Ltd.	1,224,000	1,193,562
SMRT Corp. Ltd.[a]	540,000	549,833

		2,409,892

TOTAL COMMON STOCKS
(Cost: $26,818,093)		24,854,777

RIGHTS — 0.04%

ENGINEERING & CONSTRUCTION — 0.04%
United Engineers Ltd.[a,b]	72,000	10,545

		10,545

TOTAL RIGHTS
(Cost: $28,287)		10,545

SHORT-TERM INVESTMENTS — 23.20%

MONEY MARKET FUNDS — 23.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	5,435,479	5,435,479
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	345,149	345,149
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	27,685	27,685

		5,808,313

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,808,313)		5,808,313

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE SMALL-CAP ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 122.51%
(Cost: $32,654,693)	$30,673,635
Other Assets, Less Liabilities — (22.51)%	(5,635,445)

NET ASSETS — 100.00%	$25,038,190

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.67%

AEROSPACE & DEFENSE — 1.42%
BBA Aviation PLC	11,225	$53,464
Chemring Group PLC	4,830	22,945
Ultra Electronics Holdings PLC	1,690	48,494

		124,903
AGRICULTURE — 0.38%
Genus PLC	1,485	33,538

		33,538
BANKS — 0.24%
Bank of Georgia Holdings PLC	790	21,447

		21,447
BEVERAGES — 0.99%
Britvic PLC	5,940	52,697
Marston’s PLC	14,430	34,844

		87,541
BIOTECHNOLOGY — 0.33%
Abcam PLC	4,210	29,306

		29,306
CHEMICALS — 2.52%
AZ Electronic Materials SA	8,445	39,935
Elementis PLC	11,080	42,472
Essentra PLC	5,750	68,489
Synthomer PLC	6,835	23,789
Victrex PLC	1,960	47,541

		222,226
COAL — 0.08%
Bumi PLC[a]	2,045	6,884

		6,884
COMMERCIAL SERVICES — 8.31%
Ashtead Group PLC	12,375	123,472
Berendsen PLC	4,270	56,871
Cape PLC	3,175	12,450
Chime Communications PLC	1,510	7,206
De La Rue PLC	2,400	36,958
Dignity PLC	1,276	28,621
Hays PLC	34,270	54,338
Homeserve PLC	7,290	27,279
Interserve PLC	3,170	27,461
ITE Group PLC	5,880	25,323
Mears Group PLC	2,000	12,452
Michael Page International PLC	6,800	48,692
Northgate PLC	3,475	21,233

Security	Shares	Value

QinetiQ Group PLC	16,455	$47,854
Rentokil Initial PLC	45,905	71,365
RPS Group PLC	5,705	22,063
Savills PLC	2,960	27,702
Speedy Hire PLC	12,105	10,627
SThree PLC	2,635	13,889
W.S. Atkins PLC	2,500	45,634
Xchanging PLC	5,875	11,405

		732,895
COMPUTERS — 0.80%
Anite PLC	7,285	13,061
Computacenter PLC	2,127	16,599
Domino Printing Sciences PLC	2,790	28,852
SDL PLC	2,200	11,911

		70,423
COSMETICS & PERSONAL CARE — 0.46%
PZ Cussons PLC	6,610	41,002

		41,002
DISTRIBUTION & WHOLESALE — 2.91%
DCC PLC	2,045	80,952
Diploma PLC	2,880	26,730
Inchcape PLC	10,930	99,586
John Menzies PLC	975	11,380
SIG PLC	13,895	37,593

		256,241
DIVERSIFIED FINANCIAL SERVICES — 7.72%
Ashmore Group PLC	8,660	44,703
Brewin Dolphin Holdings PLC	6,160	25,080
Close Brothers Group PLC	3,640	58,391
F&C Asset Management PLC	11,250	16,881
Henderson Group PLC	25,135	64,154
IG Group Holdings PLC	9,050	79,517
Intermediate Capital Group PLC	9,960	67,422
International Personal Finance PLC	6,145	56,606
Jupiter Fund Management PLC	6,830	35,193
Man Group PLC	42,035	52,962
Paragon Group of Companies PLC	7,415	36,682
Provident Financial PLC	3,375	88,075
Rathbone Brothers PLC	1,120	26,958
Tullett Prebon PLC	5,390	28,490

		681,114
ELECTRIC — 0.10%
XP Power Ltd.[b]	410	8,721

		8,721

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

ELECTRONICS — 4.77%
Dialight PLC	780	$16,289
Electrocomponents PLC	10,710	42,976
Halma PLC	9,340	78,959
Oxford Instruments PLC	1,315	29,068
Premier Farnell PLC	9,300	31,908
Renishaw PLC	810	21,301
Rotork PLC	2,155	90,340
Spectris PLC	2,875	98,775
TT electronics PLC	3,770	10,847

		420,463
ENGINEERING & CONSTRUCTION — 2.04%
Balfour Beatty PLC	17,160	65,406
Carillion PLC	10,595	46,956
Costain Group PLC	905	3,654
Keller Group PLC	1,615	27,755
Kier Group PLC	1,195	27,322
Morgan Sindall Group PLC	865	9,065

		180,158
ENTERTAINMENT — 1.66%
888 Holdings PLC	3,160	7,025
Betfair Group PLC	1,680	25,715
Bwin.Party Digital Entertainment PLC	16,160	27,498
Cineworld Group PLC	3,685	24,554
Ladbrokes PLC	21,695	61,918

		146,710
ENVIRONMENTAL CONTROL — 0.18%
Shanks Group PLC	10,680	15,488

		15,488
FOOD — 2.44%
Booker Group PLC	36,055	69,550
Dairy Crest Group PLC	3,365	26,235
Devro PLC	4,130	20,514
Greencore Group PLC	9,735	22,325
Greggs PLC	2,075	13,369
Ocado Group PLC[a]	9,950	50,869
Premier Foods PLC[a]	5,925	12,052

		214,914
FOREST PRODUCTS & PAPER — 2.62%
DS Smith PLC	22,945	91,503
Mondi PLC	9,060	139,378

		230,881

Security	Shares	Value

HEALTH CARE — PRODUCTS — 0.07%
Advanced Medical Solutions Group PLC	4,725	$6,359

		6,359
HEALTH CARE — SERVICES — 0.28%
Synergy Health PLC	1,420	24,316

		24,316
HOLDING COMPANIES — DIVERSIFIED — 1.61%
Drax Group PLC	9,620	103,871
Mitie Group PLC	8,995	38,529

		142,400
HOME BUILDERS — 5.73%
Barratt Developments PLC[a]	24,045	112,888
Bellway PLC	2,965	61,506
Berkeley Group Holdings PLC (The)	3,100	101,614
Bovis Homes Group PLC	3,320	38,184
Crest Nicholson Holdings PLC[a]	3,985	18,968
Galliford Try PLC	2,060	30,368
Redrow PLC[a]	5,535	19,265
Taylor Wimpey PLC	79,400	122,087

		504,880
HOME FURNISHINGS — 1.12%
Howden Joinery Group PLC	15,645	68,102
Pace PLC	6,885	30,450

		98,552
INSURANCE — 5.51%
Amlin PLC	12,240	74,259
Beazley PLC	12,900	39,710
Catlin Group Ltd.	9,035	65,339
Chesnara PLC	2,695	10,933
Hiscox Ltd.	8,695	86,754
Jardine Lloyd Thompson Group PLC	3,260	45,563
Lancashire Holdings Ltd.	4,000	44,489
Phoenix Group Holdings	3,870	44,809
St James’s Place PLC	8,060	73,998

		485,854
INTERNET — 3.20%
ASOS PLC[a]	1,720	126,382
Blinkx PLC[a]	7,455	16,894
Moneysupermarket.com Group PLC	6,130	16,120
Monitise PLC[a]	30,965	22,154
Quindell Portfolio PLC[a]	57,675	13,829
Rightmove PLC	2,415	86,894

		282,273

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

IRON & STEEL — 0.39%
Evraz PLC	9,420	$18,215
Ferrexpo PLC	4,365	11,222
London Mining PLC[a]	2,805	5,055

		34,492
LEISURE TIME — 0.86%
Thomas Cook Group PLC[a]	34,875	76,067

		76,067
LODGING — 0.35%
Millennium & Copthorne Hotels PLC	3,600	30,684

		30,684
MACHINERY — 0.97%
Spirax-Sarco Engineering PLC	1,862	85,603

		85,603
MANUFACTURING — 2.23%
Alent PLC	6,510	35,750
Fenner PLC	4,435	23,531
Hill & Smith Holdings PLC	1,980	13,201
Morgan Crucible Co. PLC (The)	7,125	32,459
Senior PLC	10,110	42,257
Vesuvius PLC	6,955	49,565

		196,763
MEDIA — 3.17%
Daily Mail & General Trust PLC Class A NVS	7,065	86,338
Informa PLC	14,920	117,360
Trinity Mirror PLC[a]	6,320	11,634
UBM PLC	6,015	64,295

		279,627
METAL FABRICATE & HARDWARE — 0.52%
Bodycote PLC	4,745	46,096

		46,096
MINING — 2.23%
African Barrick Gold PLC	2,765	8,127
African Minerals Ltd.[a,b]	5,370	15,783
Centamin PLC[a]	25,175	16,964
Gem Diamonds Ltd.[a]	2,360	5,732
Highland Gold Mining Ltd.	4,970	6,112
Hochschild Mining PLC	4,120	16,660
Kazakhmys PLC	6,105	28,473
Lonmin PLC[a]	11,580	60,976
New World Resources PLC Class A	4,275	4,530
Pan African Resources PLC[a]	32,930	6,749
Petra Diamonds Ltd.[a]	9,830	18,262

Security	Shares	Value

Petropavlovsk PLC	5,190	$8,510

		196,878
OIL & GAS — 5.04%
Afren PLC[a]	27,715	59,678
Amerisur Resources PLC[a]	21,000	14,293
Bowleven PLC[a]	8,525	7,715
Cairn Energy PLC[a]	14,080	59,352
EnQuest PLC[a]	18,565	35,725
Essar Energy PLC[a]	8,065	15,907
Faroe Petroleum PLC[a]	3,990	7,792
Gulf Keystone Petroleum Ltd.[a,b]	19,390	52,565
Heritage Oil PLC[a]	5,215	14,057
Ophir Energy PLC[a]	9,760	48,690
Premier Oil PLC	12,945	72,049
Salamander Energy PLC[a]	7,350	14,553
SOCO International PLC[a]	4,930	30,360
Xcite Energy Ltd.[a,b]	6,815	11,781

		444,517
OIL & GAS SERVICES — 1.90%
Hunting PLC	3,175	40,224
John Wood Group PLC	8,865	110,460
Kentz Corp. Ltd.	1,875	16,765

		167,449
PACKAGING & CONTAINERS — 0.34%
RPC Group PLC	4,290	29,817

		29,817
PHARMACEUTICALS — 1.69%
BTG PLC[a]	8,795	52,393
Hikma Pharmaceuticals PLC	3,365	52,782
United Drug PLC	6,035	31,647
Vectura Group PLC[a]	7,765	11,952

		148,774
REAL ESTATE — 2.57%
Capital & Counties Properties PLC	15,775	77,526
Grainger PLC	10,520	28,007
Helical Bar PLC	2,350	9,742
Quintain Estates and Development PLC[a]	12,200	16,655
Redefine International PLC	8,115	5,366
Regus PLC	16,165	44,235
St. Modwen Properties PLC	4,770	22,166
UNITE Group PLC	4,065	22,518

		226,215
REAL ESTATE INVESTMENT TRUSTS — 3.45%
Big Yellow Group PLC	3,080	19,296

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Derwent London PLC	2,280	$81,684
Great Portland Estates PLC	8,580	70,808
Hansteen Holdings PLC	15,905	24,185
LondonMetric Property PLC	14,220	23,735
Primary Health Properties PLC	1,700	8,915
Shaftesbury PLC	6,225	57,151
Workspace Group PLC	2,745	18,785

		304,559
RETAIL — 7.79%
Darty PLC	13,485	16,792
Debenhams PLC	32,055	53,107
Dixons Retail PLC[a]	88,765	56,641
Domino’s Pizza Group PLC	3,225	28,236
Dunelm Group PLC	2,240	32,710
Enterprise Inns PLC[a]	11,860	26,180
Greene King PLC	5,405	69,731
Halfords Group PLC	4,805	26,907
Home Retail Group PLC	19,980	44,043
JD Wetherspoon PLC	2,355	25,865
Lookers PLC	6,965	13,145
Majestic Wine PLC	1,490	11,732
Mitchells & Butlers PLC[a]	5,075	33,443
Mothercare PLC[a]	1,770	11,910
Mulberry Group PLC	665	10,184
N Brown Group PLC	3,905	32,680
Pendragon PLC	35,895	17,768
Restaurant Group PLC (The)	4,975	41,596
Spirit Pub Co. PLC	17,265	19,763
Sports Direct International PLC[a]	5,835	60,927
SuperGroup PLC[a]	755	12,905
WH Smith PLC	3,090	40,510

		686,775
SEMICONDUCTORS — 0.78%
CSR PLC	3,980	30,722
Imagination Technologies Group PLC[a]	5,460	20,862
IQE PLC[a]	16,240	7,787
Nanoco Group PLC[a]	3,655	9,541

		68,912
SOFTWARE — 2.20%
AVEVA Group PLC	1,582	56,775
Fidessa Group PLC	940	31,001
Innovation Group PLC[a]	20,610	9,325
Kofax PLC[a]	1,875	10,152
Micro Focus International PLC	3,710	45,424

Security	Shares	Value

Playtech Ltd.	3,940	$41,262

		193,939
TELECOMMUNICATIONS — 2.90%
Avanti Communications Group PLC[a]	2,440	6,322
Cable & Wireless Communications PLC	61,775	36,896
COLT Group SAa	6,465	10,451
Kcom Group PLC	12,155	15,888
Laird PLC	6,775	22,553
Spirent Communications PLC	15,405	29,954
TalkTalk Telecom Group PLC	12,335	45,508
Telecity Group PLC	4,985	63,194
Telecom plus PLC	1,185	24,692

		255,458
TRANSPORTATION — 1.72%
Clarkson PLC	335	10,235
Go-Ahead Group PLC (The)	975	22,367
Hargreaves Services PLC	705	8,850
National Express Group PLC	10,760	43,942
Stagecoach Group PLC	10,800	53,377
Stobart Group Ltd.	7,470	13,289

		152,060
WATER — 1.08%
Pennon Group PLC	8,830	95,682

		95,682

TOTAL COMMON STOCKS
(Cost: $8,065,704)		8,789,856

SHORT-TERM INVESTMENTS — 0.50%

MONEY MARKET FUNDS — 0.50%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	38,289	38,289
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	2,431	2,431
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,049	3,049

		43,769

TOTAL SHORT-TERM INVESTMENTS
(Cost: $43,769)		43,769

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $8,109,473)	$8,833,625
Other Assets, Less Liabilities — (0.17)%	(15,142)

NET ASSETS — 100.00%	$8,818,483

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2013

	iShares MSCI Australia Small-Cap ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI Canada Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,188,293	$42,436,070	$2,488,700
Affiliated (Note 2)	40,041	4,748	107,124

Total cost of investments	$2,228,334	$42,440,818	$2,595,824

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,012,087	$34,208,936	$2,190,209
Affiliated (Note 2)	40,041	4,748	107,124

Total fair value of investments	2,052,128	34,213,684	2,297,333
Foreign currency, at value[b]	2,837	64,089	2,367
Receivables:
Investment securities sold	13,406	2,196,212	8,744
Dividends and interest	6,327	96,873	3,538

Total Assets	2,074,698	36,570,858	2,311,982

LIABILITIES
Payables:
Investment securities purchased	13,694	1,944,206	8,959
Collateral for securities on loan (Note 5)	38,553	—	106,227
Investment advisory fees (Note 2)	689	19,119	1,113

Total Liabilities	52,936	1,963,325	116,299

NET ASSETS	$2,021,762	$34,607,533	$2,195,683

Net assets consist of:
Paid-in capital	$2,303,944	$52,574,435	$2,585,739
Distributions in excess of net investment income	(11,213)	(32,629)	(5,119)
Accumulated net realized loss	(94,672)	(9,689,615)	(86,388)
Net unrealized depreciation	(176,297)	(8,244,658)	(298,549)

NET ASSETS	$2,021,762	$34,607,533	$2,195,683

Shares outstanding[c]	100,000	1,750,000	100,000

Net asset value per share	$20.22	$19.78	$21.96

[a]	Securities on loan with values of $33,786, $ — and $99,647, respectively. See Note 5.
[b]	Cost of foreign currency: $2,857, $63,994 and $2,405, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2013

	iShares MSCI China Small-Cap ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Hong Kong Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$34,134,797	$9,642,765	$5,327,701
Affiliated (Note 2)	7,083,548	403,481	821,241

Total cost of investments	$41,218,345	$10,046,246	$6,148,942

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$31,337,367	$10,320,106	$5,736,721
Affiliated (Note 2)	7,083,548	403,481	821,241

Total fair value of investments	38,420,915	10,723,587	6,557,962
Foreign currency, at value[b]	53,300	1,152	11,202
Receivables:
Investment securities sold	47,435	9,766	201,554
Dividends and interest	80,228	22,524	17,753
Capital shares sold	—	5,581	—

Total Assets	38,601,878	10,762,610	6,788,471

LIABILITIES
Payables:
Investment securities purchased	42,491	—	204,885
Collateral for securities on loan (Note 5)	7,055,334	395,713	816,810
Investment advisory fees (Note 2)	16,759	4,006	2,863

Total Liabilities	7,114,584	399,719	1,024,558

NET ASSETS	$31,487,294	$10,362,891	$5,763,913

Net assets consist of:
Paid-in capital	$37,452,658	$9,711,616	$5,370,508
Undistributed (distributions in excess of) net investment income	106,786	(866)	14,185
Accumulated net realized loss	(3,274,739)	(25,472)	(29,803)
Net unrealized appreciation (depreciation)	(2,797,411)	677,613	409,023

NET ASSETS	$31,487,294	$10,362,891	$5,763,913

Shares outstanding[c]	750,000	300,000	200,000

Net asset value per share	$41.98	$34.54	$28.82

[a]	Securities on loan with values of $5,972,947, $373,942 and $767,046, respectively. See Note 5.
[b]	Cost of foreign currency: $53,296, $1,152 and $11,201, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2013

	iShares MSCI Singapore Small-Cap ETF	iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$26,846,380	$8,065,704
Affiliated (Note 2)	5,808,313	43,769

Total cost of investments	$32,654,693	$8,109,473

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$24,865,322	$8,789,856
Affiliated (Note 2)	5,808,313	43,769

Total fair value of investments	30,673,635	8,833,625
Foreign currency, at value[b]	196,465	7,172
Receivables:
Investment securities sold	234,308	28,257
Dividends and interest	98,039	19,209
Capital shares sold	—	5,813

Total Assets	31,202,447	8,894,076

LIABILITIES
Payables:
Investment securities purchased	371,677	31,733
Collateral for securities on loan (Note 5)	5,780,628	40,720
Investment advisory fees (Note 2)	11,952	3,140

Total Liabilities	6,164,257	75,593

NET ASSETS	$25,038,190	$8,818,483

Net assets consist of:
Paid-in capital	$27,580,472	$8,116,443
Undistributed (distributions in excess of) net investment income	(35,785)	17,809
Accumulated net realized loss	(525,861)	(39,731)
Net unrealized appreciation (depreciation)	(1,980,636)	723,962

NET ASSETS	$25,038,190	$8,818,483

Shares outstanding[c]	900,000	250,000

Net asset value per share	$27.82	$35.27

[a]	Securities on loan with values of $5,380,501 and $38,305, respectively. See Note 5.
[b]	Cost of foreign currency: $195,744 and $7,261, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI Australia Small-Cap ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI Canada Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$55,562	$962,985	$79,754
Interest — affiliated (Note 2)	1	17	2
Securities lending income — affiliated (Note 2)	1,571	—	4,875

Total investment income	57,134	963,002	84,631

EXPENSES
Investment advisory fees (Note 2)	7,022	314,761	17,879

Total expenses	7,022	314,761	17,879

Net investment income	50,112	648,241	66,752

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(48,647)	(3,236,366)	(45,135)
In-kind redemptions — unaffiliated	—	—	(61,143)
Foreign currency transactions	(816)	(62,414)	31

Net realized loss	(49,463)	(3,298,780)	(106,247)

Net change in unrealized appreciation/depreciation on:
Investments	(73,485)	(8,421,819)	25,784
Translation of assets and liabilities in foreign currencies	(111)	(8,950)	(80)

Net change in unrealized appreciation/depreciation	(73,596)	(8,430,769)	25,704

Net realized and unrealized loss	(123,059)	(11,729,549)	(80,543)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(72,947)	$(11,081,308)	$(13,791)

[a]	Net of foreign withholding tax of $2,444, $40,079 and $12,643, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI China Small-Cap ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Hong Kong Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$697,167	$203,113	$131,161
Interest — affiliated (Note 2)	11	2	4
Securities lending income — affiliated (Note 2)	173,146	11,200	6,631

Total investment income	870,324	214,315	137,796

EXPENSES
Investment advisory fees (Note 2)	164,762	47,212	20,323

Total expenses	164,762	47,212	20,323

Net investment income	705,562	167,103	117,473

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(646,109)	(3,297)	29,145
In-kind redemptions — unaffiliated	239,102	869,129	264,330
Foreign currency transactions	61	124	13

Net realized gain (loss)	(406,946)	865,956	293,488

Net change in unrealized appreciation/depreciation on:
Investments	4,624,573	565,577	102,716
Translation of assets and liabilities in foreign currencies	6	330	3

Net change in unrealized appreciation/depreciation	4,624,579	565,907	102,719

Net realized and unrealized gain	4,217,633	1,431,863	396,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,923,195	$1,598,966	$513,680

[a]	Net of foreign withholding tax of $15,453, $26,377 and $ —, respectively.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI Singapore Small-Cap ETF	iShares MSCI United Kingdom Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$556,457	$129,824
Interest — affiliated (Note 2)	11	2
Securities lending income — affiliated (Note 2)	44,501	718

Total investment income	600,969	130,544

EXPENSES
Investment advisory fees (Note 2)	69,166	22,618

Total expenses	69,166	22,618

Net investment income	531,803	107,926

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(329,138)	(29,674)
In-kind redemptions — unaffiliated	—	355,506
Foreign currency transactions	(5,120)	324

Net realized gain (loss)	(334,258)	326,156

Net change in unrealized appreciation/depreciation on:
Investments	(2,546,062)	481,676
Translation of assets and liabilities in foreign currencies	365	(303)

Net change in unrealized appreciation/depreciation	(2,545,697)	481,373

Net realized and unrealized gain (loss)	(2,879,955)	807,529

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,348,152)	$915,455

[a]	Net of foreign withholding tax of $19,126 and $548, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI Australia Small-Cap ETF		iShares MSCI Brazil Small-Cap ETF
	Year ended August 31, 2013	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$50,112	$51,270	$648,241	$1,148,919
Net realized loss	(49,463)	(174,150)	(3,298,780)	(4,932,498)
Net change in unrealized appreciation/depreciation	(73,596)	(102,701)	(8,430,769)	1,787,919

Net decrease in net assets resulting from operations	(72,947)	(225,581)	(11,081,308)	(1,995,660)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(76,139)	(36,379)	(814,830)	(1,147,422)
Return of Capital	(8,732)	—	(327,205)	—

Total distributions to shareholders	(84,871)	(36,379)	(1,142,035)	(1,147,422)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,035,923	2,502,178	5,724,450	13,261,836
Cost of shares redeemed	—	(1,096,561)	(10,200,931)	(12,436,283)

Net increase (decrease) in net assets from capital share transactions	1,035,923	1,405,617	(4,476,481)	825,553

INCREASE (DECREASE) IN NET ASSETS	878,105	1,143,657	(16,699,824)	(2,317,529)

NET ASSETS
Beginning of period	1,143,657	—	51,307,357	53,624,886

End of period	$2,021,762	$1,143,657	$34,607,533	$51,307,357

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(11,213)	$14,734	$(32,629)	$193,115

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000	200,000	500,000
Shares redeemed	—	(50,000)	(450,000)	(500,000)

Net increase (decrease) in shares outstanding	50,000	50,000	(250,000)	—

[a]	Commencement of operations.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Canada Small-Cap ETF		iShares MSCI China Small-Cap ETF
	Year ended August 31, 2013	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$66,752	$48,842	$705,562	$422,618
Net realized loss	(106,247)	(62,675)	(406,946)	(2,583,908)
Net change in unrealized appreciation/depreciation	25,704	(324,253)	4,624,579	(1,682,207)

Net increase (decrease) in net assets resulting from operations	(13,791)	(338,086)	4,923,195	(3,843,497)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(104,482)	(28,963)	(698,873)	(375,678)
Return of Capital	(4,126)	—	—	—

Total distributions to shareholders	(108,608)	(28,963)	(698,873)	(375,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	5,033,195	14,769,611	3,707,545
Cost of shares redeemed	(2,348,064)	—	(1,974,911)	(3,487,503)

Net increase (decrease) in net assets from capital share transactions	(2,348,064)	5,033,195	12,794,700	220,042

INCREASE (DECREASE) IN NET ASSETS	(2,470,463)	4,666,146	17,019,022	(3,999,133)

NET ASSETS
Beginning of period	4,666,146	—	14,468,272	18,467,405

End of period	$2,195,683	$4,666,146	$31,487,294	$14,468,272

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(5,119)	$19,026	$106,786	$84,040

SHARES ISSUED AND REDEEMED
Shares sold	—	200,000	350,000	100,000
Shares redeemed	(100,000)	—	(50,000)	(100,000)

Net increase (decrease) in shares outstanding	(100,000)	200,000	300,000	—

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Hong Kong Small-Cap ETF
	Year ended August 31, 2013	Period from January 25, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from January 10, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$167,103	$56,587	$117,473	$110,381
Net realized gain (loss)	865,956	(32,032)	293,488	(67,912)
Net change in unrealized appreciation/depreciation	565,907	111,706	102,719	306,304

Net increase in net assets resulting from operations	1,598,966	136,261	513,680	348,773

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(187,996)	(50,854)	(245,928)	(68,112)

Total distributions to shareholders	(187,996)	(50,854)	(245,928)	(68,112)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,101,375	2,583,536	4,202,963	4,886,652
Cost of shares redeemed	(4,818,397)	—	(3,874,115)	—

Net increase in net assets from capital share transactions	6,282,978	2,583,536	328,848	4,886,652

INCREASE IN NET ASSETS	7,693,948	2,668,943	596,600	5,167,313

NET ASSETS
Beginning of period	2,668,943	—	5,167,313	—

End of period	$10,362,891	$2,668,943	$5,763,913	$5,167,313

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(866)	$5,039	$14,185	$50,765

SHARES ISSUED AND REDEEMED
Shares sold	350,000	100,000	150,000	200,000
Shares redeemed	(150,000)	—	(150,000)	—

Net increase in shares outstanding	200,000	100,000	—	200,000

[a]	Commencement of operations.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Singapore Small-Cap ETF		iShares MSCI United Kingdom Small-Cap ETF
	Year ended August 31, 2013	Period from January 10, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from January 25, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$531,803	$120,800	$107,926	$42,990
Net realized gain (loss)	(334,258)	(35,212)	326,156	(6,451)
Net change in unrealized appreciation/depreciation	(2,545,697)	565,061	481,373	242,589

Net increase (decrease) in net assets resulting from operations	(2,348,152)	650,649	915,455	279,128

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(779,759)	(65,020)	(119,441)	(31,629)

Total distributions to shareholders	(779,759)	(65,020)	(119,441)	(31,629)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,036,923	2,543,549	6,814,234	2,547,924
Cost of shares redeemed	—	—	(1,587,188)	—

Net increase in net assets from capital share transactions	25,036,923	2,543,549	5,227,046	2,547,924

INCREASE IN NET ASSETS	21,909,012	3,129,178	6,023,060	2,795,423

NET ASSETS
Beginning of period	3,129,178	—	2,795,423	—

End of period	$25,038,190	$3,129,178	$8,818,483	$2,795,423

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(35,785)	$54,811	$17,809	$20,020

SHARES ISSUED AND REDEEMED
Shares sold	800,000	100,000	200,000	100,000
Shares redeemed	—	—	(50,000)	—

Net increase in shares outstanding	800,000	100,000	150,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Australia Small-Cap ETF

	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$22.87	$25.02

Income from investment operations:
Net investment income[b]	0.97	0.57
Net realized and unrealized loss[c]	(1.92)	(2.36)

Total from investment operations	(0.95)	(1.79)

Less distributions from:
Net investment income	(1.53)	(0.36)
Return of Capital	(0.17)	—

Total distributions	(1.70)	(0.36)

Net asset value, end of period	$20.22	$22.87

Total return	(4.69)%	(7.08)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,022	$1,144
Ratio of expenses to average net assets[e]	0.59%	0.59%
Ratio of net investment income to average net assets[e]	4.21%	3.90%
Portfolio turnover rate[f]	21%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Brazil Small-Cap ETF

	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$25.65	$26.81	$25.26

Income from investment operations:
Net investment income[b]	0.32	0.56	0.73
Net realized and unrealized gain (loss)[c]	(5.59)	(1.14)	1.33

Total from investment operations	(5.27)	(0.58)	2.06

Less distributions from:
Net investment income	(0.43)	(0.58)	(0.51)
Return of Capital	(0.17)	—	—

Total distributions	(0.60)	(0.58)	(0.51)

Net asset value, end of period	$19.78	$25.65	$26.81

Total return	(21.00)%	(1.82)%	8.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$34,608	$51,307	$53,625
Ratio of expenses to average net assets[e]	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets[e]	1.25%	2.27%	2.78%
Portfolio turnover rate[f]	51%	67%	77%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2013, August 31, 2012 and the period ended August 31, 2011 were 39%, 43% and 71%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Canada Small-Cap ETF

	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$23.33	$25.17

Income from investment operations:
Net investment income[b]	0.51	0.24
Net realized and unrealized loss[c]	(1.22)	(1.94)

Total from investment operations	(0.71)	(1.70)

Less distributions from:
Net investment income	(0.63)	(0.14)
Return of Capital	(0.03)	—

Total distributions	(0.66)	(0.14)

Net asset value, end of period	$21.96	$23.33

Total return	(3.04)%	(6.69)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,196	$4,666
Ratio of expenses to average net assets[e]	0.59%	0.59%
Ratio of net investment income to average net assets[e]	2.20%	1.72%
Portfolio turnover rate[f]	24%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI China Small-Cap ETF

	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$32.15	$41.04	$50.70

Income from investment operations:
Net investment income[b]	1.07	0.92	0.80
Net realized and unrealized gain (loss)[c]	9.87	(8.98)	(9.82)

Total from investment operations	10.94	(8.06)	(9.02)

Less distributions from:
Net investment income	(1.11)	(0.83)	(0.64)

Total distributions	(1.11)	(0.83)	(0.64)

Net asset value, end of period	$41.98	$32.15	$41.04

Total return	34.30%	(19.70)%	(17.95)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$31,487	$14,468	$18,467
Ratio of expenses to average net assets[e]	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets[e]	2.60%	2.60%	1.69%
Portfolio turnover rate[f]	27%	33%	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Germany Small-Cap ETF

	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$26.69	$25.84

Income from investment operations:
Net investment income[b]	0.67	0.57
Net realized and unrealized gain[c]	7.81	0.79

Total from investment operations	8.48	1.36

Less distributions from:
Net investment income	(0.63)	(0.51)

Total distributions	(0.63)	(0.51)

Net asset value, end of period	$34.54	$26.69

Total return	31.93%	5.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,363	$2,669
Ratio of expenses to average net assets[e]	0.59%	0.59%
Ratio of net investment income to average net assets[e]	2.09%	3.54%
Portfolio turnover rate[f]	19%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Hong Kong Small-Cap ETF

	Year ended Aug. 31, 2013	Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$25.84	$24.43

Income from investment operations:
Net investment income[b]	0.96	0.55
Net realized and unrealized gain[c]	6.03	1.20

Total from investment operations	6.99	1.75

Less distributions from:
Net investment income	(4.01)	(0.34)

Total distributions	(4.01)	(0.34)

Net asset value, end of period	$28.82	$25.84

Total return	29.05%	7.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,764	$5,167
Ratio of expenses to average net assets[e]	0.59%	0.59%
Ratio of net investment income to average net assets[e]	3.41%	3.25%
Portfolio turnover rate[f]	33%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Singapore Small-Cap ETF

	Year ended Aug. 31, 2013	Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$31.29	$25.44

Income from investment operations:
Net investment income[b]	1.38	1.21
Net realized and unrealized gain[c]	1.05	5.29

Total from investment operations	2.43	6.50

Less distributions from:
Net investment income	(5.90)	(0.65)

Total distributions	(5.90)	(0.65)

Net asset value, end of period	$27.82	$31.29

Total return	6.91%	25.89%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,038	$3,129
Ratio of expenses to average net assets[e]	0.59%	0.59%
Ratio of net investment income to average net assets[e]	4.54%	6.53%
Portfolio turnover rate[f]	26%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI United Kingdom Small-Cap ETF

	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$27.95	$25.48

Income from investment operations:
Net investment income[b]	0.91	0.43
Net realized and unrealized gain[c]	7.41	2.36

Total from investment operations	8.32	2.79

Less distributions from:
Net investment income	(1.00)	(0.32)

Total distributions	(1.00)	(0.32)

Net asset value, end of period	$35.27	$27.95

Total return	30.27%	11.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,818	$2,795
Ratio of expenses to average net assets[e]	0.59%	0.59%
Ratio of net investment income to average net assets[e]	2.82%	2.65%
Portfolio turnover rate[f]	19%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
MSCI Australia Small-Cap	iShares MSCI Australia Small Cap Index Fund	Non-diversified
MSCI Brazil Small-Cap	iShares MSCI Brazil Small Cap Index Fund	Non-diversified
MSCI Canada Small-Cap	iShares MSCI Canada Small Cap Index Fund	Non-diversified
MSCI China Small-Cap	iShares MSCI China Small Cap Index Fund	Non-diversified
MSCI Germany Small-Cap	iShares MSCI Germany Small Cap Index Fund	Non-diversified
MSCI Hong Kong Small-Cap	iShares MSCI Hong Kong Small Cap Index Fund	Non-diversified
MSCI Singapore Small-Cap	iShares MSCI Singapore Small Cap Index Fund	Non-diversified
MSCI United Kingdom Small-Cap	iShares MSCI United Kingdom Small Cap Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
MSCI Australia Small-Cap
Assets:
Common Stocks	$2,006,618	$—	$0	[a]	$2,006,618
Preferred Stocks	5,156	—	—		5,156
Rights	—	313	—		313
Money Market Funds	40,041	—	—		40,041

	$2,051,815	$313	$0	[a]	$2,052,128

MSCI Brazil Small-Cap
Assets:
Common Stocks	$29,727,895	$7,802	$—		$29,735,697
Preferred Stocks	4,473,239	—	—		4,473,239
Money Market Funds	4,748	—	—		4,748

	$34,205,882	$7,802	$—		$34,213,684

MSCI Canada Small-Cap
Assets:
Common Stocks	$2,190,206	$3	$—		$2,190,209
Money Market Funds	107,124	—	—		107,124

	$2,297,330	$3	$—		$2,297,333

MSCI China Small-Cap
Assets:
Common Stocks	$30,899,309	$361,236	$76,822		$31,337,367
Money Market Funds	7,083,548	—	—		7,083,548

	$37,982,857	$361,236	$76,822		$38,420,915

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Germany Small-Cap
Assets:
Common Stocks	$9,917,867	$—	$—	$9,917,867
Preferred Stocks	398,420	—	—	398,420
Rights	3,819	—	—	3,819
Money Market Funds	$403,481	$—	$—	$403,481

	$10,723,587	$—	$—	$10,723,587

MSCI Hong Kong Small-Cap
Assets:
Common Stocks	$5,736,721	$—	$—	$5,736,721
Money Market Funds	821,241	—	—	821,241

	$6,557,962	$—	$—	$6,557,962

MSCI Singapore Small-Cap
Assets:
Common Stocks	$24,772,584	$82,193	$—	$24,854,777
Rights	10,545	—	—	10,545
Money Market Funds	5,808,313	—	—	5,808,313

	$30,591,442	$82,193	$—	$30,673,635

MSCI United Kingdom Small-Cap
Assets:
Common Stocks	$8,789,856	$—	$—	$8,789,856
Money Market Funds	43,769	—	—	43,769

	$8,833,625	$—	$—	$8,833,625

[a]	Rounds to less than $1.

The iShares MSCI China Small-Cap ETF had transfers from Level 1 to Level 2 during the year ended August 31, 2013 in the amount of $132,009, measured as of the beginning of the period. Of the balance that transferred, $115,763 was resulting from a temporary suspension of trading due to a pending corporate action. The remaining balance of $16,246 was resulting from a temporary suspension of trading due to news that a security was going to receive litigation proceeds on the settlement of a lawsuit.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table includes a rollforward for year ended August 31, 2013 of investments whose values are classified as Level 3 as of the beginning or end of the year.

iShares MSCI China Small Cap ETF	Common Stocks
Balance at beginning of period	$183,765
Realized gain (loss) and change in unrealized appreciation/depreciation	(326,374)
Purchases	98,192
Sales	(46,299)
Transfers ina	167,538 [b]
Transfers out	—

Balance at end of period	$76,822

Net change in unrealized appreciation/depreciation on investments still held at end of period	$(300,728)

[a]	Represents the value as of the beginning of the reporting period.
[b]	Transfers into Level 3 are due to the suspension of trading of equity securities.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Funds’ Level 3 investments as of August 31, 2013:

Assets:	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs [a]	Weighted Average of Unobservable Inputs [b]
Common Stocks	$76,822	Last Trade With Adjustment	Discount Rate	25%-75%	46.22%

[a]	A change in the unobservable input may result in a significant change to the value of the investments as presented in the following table.
[b]	Unobservable inputs are weighted based on the fair value of the investments included in the range.

A significant change in unobservable inputs would have the following impact on Level 3 valuations:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Brazil Small-Cap and iShares MSCI China Small-Cap ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Australia Small-Cap	0.59%
MSCI Canada Small-Cap	0.59
MSCI Germany Small-Cap	0.59
MSCI Hong Kong Small-Cap	0.59
MSCI Singapore Small-Cap	0.59
MSCI United Kingdom Small-Cap	0.59

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
MSCI Australia Small-Cap	$846
MSCI Canada Small-Cap	2,625
MSCI China Small-Cap	93,232
MSCI Germany Small-Cap	6,031
MSCI Hong Kong Small-Cap	3,571
MSCI Singapore Small-Cap	23,963
MSCI United Kingdom Small-Cap	387

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI Australia Small-Cap	$262,376	$262,253
MSCI Brazil Small-Cap	25,822,620	30,973,466
MSCI Canada Small-Cap	723,429	771,381
MSCI China Small-Cap	8,416,497	7,167,891
MSCI Germany Small-Cap	1,503,317	1,534,222
MSCI Hong Kong Small-Cap	1,190,404	1,334,954
MSCI Singapore Small-Cap	3,069,086	3,327,718
MSCI United Kingdom Small-Cap	738,920	745,103

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia Small-Cap	$1,011,079	$—
MSCI Canada Small-Cap	—	2,337,546
MSCI China Small-Cap	13,199,002	1,716,074
MSCI Germany Small-Cap	11,060,330	4,803,152
MSCI Hong Kong Small-Cap	4,188,325	3,857,215
MSCI Singapore Small-Cap	24,885,307	—
MSCI United Kingdom Small-Cap	6,783,723	1,580,435

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions In Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Australia Small-Cap	$—	$80	$(80)
MSCI Brazil Small-Cap	—	(59,155)	59,155
MSCI Canada Small-Cap	(95,266)	13,585	81,681
MSCI China Small-Cap	47,258	16,057	(63,315)
MSCI Germany Small-Cap	845,102	14,988	(860,090)
MSCI Hong Kong Small-Cap	155,008	91,875	(246,883)
MSCI Singapore Small-Cap	—	157,360	(157,360)
MSCI United Kingdom Small-Cap	341,473	9,304	(350,777)

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI Australia Small-Cap
Ordinary income	$76,139	$36,379
Return of Capital	8,732	—

	$84,871	$36,379

MSCI Brazil Small-Cap
Ordinary income	$814,830	$1,147,422
Return of Capital	327,205	—

	$1,142,035	$1,147,422

MSCI Canada Small-Cap
Ordinary income	$104,482	$28,963
Return of Capital	4,126	—

	$108,608	$28,963

MSCI China Small-Cap
Ordinary income	$698,873	$375,678

MSCI Germany Small-Cap
Ordinary income	$187,996	$50,854

MSCI Hong Kong Small-Cap
Ordinary income	$245,928	$68,112

MSCI Singapore Small-Cap
Ordinary income	$779,759	$65,020

MSCI United Kingdom Small-Cap
Ordinary income	$119,441	$31,629

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Australia Small-Cap	$—	$(42,151)	$(191,099)	$(48,932)	$(282,182)
MSCI Brazil Small-Cap	—	(2,787,009)	(11,655,048)	(3,524,845)	(17,966,902)
MSCI Canada Small-Cap	—	(38,743)	(309,779)	(41,534)	(390,056)
MSCI China Small-Cap	260,186	(2,251,238)	(3,845,982)	(128,330)	(5,965,364)
MSCI Germany Small-Cap	—	(18,410)	669,685	—	651,275
MSCI Hong Kong Small-Cap	44,272	(22,644)	371,777	—	393,405
MSCI Singapore Small-Cap	448,753	(30,346)	(2,722,455)	(238,234)	(2,542,282)
MSCI United Kingdom Small-Cap	29,579	—	699,457	(26,996)	702,040

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Australia Small-Cap	$42,151
MSCI Brazil Small-Cap	2,787,009
MSCI Canada Small-Cap	38,743
MSCI China Small-Cap	2,251,238
MSCI Germany Small-Cap	18,410
MSCI Hong Kong Small-Cap	22,644
MSCI Singapore Small-Cap	30,346

For the year ended August 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Australia Small-Cap	$ 2,978
MSCI Germany Small-Cap	6,387
MSCI Hong Kong Small-Cap	32,516
MSCI Singapore Small-Cap	3,897
MSCI United Kingdom Small-Cap	10,985

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia Small-Cap	$2,243,136	$106,414	$(297,422)	$(191,008)
MSCI Brazil Small-Cap	45,851,208	1,094,115	(12,731,639)	(11,637,524)
MSCI Canada Small-Cap	2,607,054	227,142	(536,863)	(309,721)
MSCI China Small-Cap	42,266,916	3,504,934	(7,350,935)	(3,846,001)
MSCI Germany Small-Cap	10,054,174	901,937	(232,524)	669,413
MSCI Hong Kong Small-Cap	6,186,188	619,867	(248,093)	371,774
MSCI Singapore Small-Cap	33,396,512	674,250	(3,397,127)	(2,722,877)
MSCI United Kingdom Small-Cap	8,133,978	810,139	(110,492)	699,647

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Small-Cap ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Hong Kong Small-Cap ETF, iShares MSCI Singapore Small-Cap ETF, and iShares MSCI United Kingdom Small-Cap ETF (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended August 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia Small-Cap	$58,006	$2,444
MSCI Brazil Small-Cap	1,003,064	40,040
MSCI Canada Small-Cap	92,397	12,641
MSCI China Small-Cap	712,620	15,453
MSCI Germany Small-Cap	229,490	26,377
MSCI Hong Kong Small-Cap	131,161	—
MSCI Singapore Small-Cap	575,583	19,126
MSCI United Kingdom Small-Cap	130,372	436

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI Australia Small-Cap	$34,862
MSCI Canada Small-Cap	81,965
MSCI China Small-Cap	153,095
MSCI Germany Small-Cap	207,142
MSCI United Kingdom Small-Cap	107,693

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	87

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI Australia Small-Cap ETF, iShares MSCI Canada Small-Cap ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Hong Kong Small-Cap ETF, iShares MSCI Singapore Small-Cap ETF and iShares MSCI United Kingdom Small-Cap ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group. The Board further noted that the iShares MSCI Canada Small Cap Index Fund ranked in the fourth Lipper Quintile for expenses when compared to a subset of the Lipper Group identified as pure index funds. The Board noted that Lipper classifies the iShares MSCI Canada Small Cap Index Fund as an international small/mid cap growth fund and that there is one other international small/mid cap growth fund in the

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expense group, which has higher expenses than the Fund. All other funds in the expense group are classified as international large cap funds, which generally have lower advisory fees and overall expenses than international small cap funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and

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ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory

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services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Brazil Small-Cap ETF and iShares MSCI China Small-Cap ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the

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methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Contract  (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Australia Small-Cap	$1.537417	$—	$0.160000	$1.697417	91%	—%	9%	100%
MSCI Brazil Small-Cap	0.453637	—	0.144445	0.598082	76	—	24	100
MSCI Canada Small-Cap	0.514332	—	0.150000	0.664332	77	—	23	100
MSCI China Small-Cap	1.110862	—	—	1.110862	100	—	—	100
MSCI Germany Small-Cap	0.626652	—	—	0.626652	100	—	—	100
MSCI Hong Kong Small-Cap	3.975106	—	0.030000	4.005106	99	—	1	100
MSCI Singapore Small-Cap	5.736859	—	0.165000	5.901859	97	—	3	100
MSCI United Kingdom Small-Cap	0.998588	—	—	0.998588	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.32%
Greater than 2.0% and Less than 2.5%	2	0.64
Greater than 1.5% and Less than 2.0%	16	5.13
Greater than 1.0% and Less than 1.5%	52	16.67
Greater than 0.5% and Less than 1.0%	96	30.77
Between 0.5% and –0.5%	118	37.82
Less than –0.5% and Greater than –1.0%	18	5.77
Less than –1.0% and Greater than –1.5%	7	2.24
Less than –1.5% and Greater than –2.0%	1	0.32
Less than –2.0% and Greater than –2.5%	1	0.32

	312	100.00%

iShares MSCI Brazil Small-Cap ETF

Period Covered: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.14%
Greater than 3.5% and Less than 4.0%	1	0.14
Greater than 3.0% and Less than 3.5%	6	0.87
Greater than 2.5% and Less than 3.0%	42	6.09
Greater than 2.0% and Less than 2.5%	82	11.88
Greater than 1.5% and Less than 2.0%	48	6.96
Greater than 1.0% and Less than 1.5%	39	5.65
Greater than 0.5% and Less than 1.0%	60	8.70
Between 0.5% and –0.5%	270	39.14
Less than –0.5% and Greater than –1.0%	103	14.93
Less than –1.0% and Greater than –1.5%	30	4.35
Less than –1.5% and Greater than –2.0%	5	0.72
Less than –2.0% and Greater than –2.5%	2	0.29
Less than –2.5% and Greater than –3.0%	1	0.14

	690	100.00%

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Canada Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.32%
Greater than 1.5% and Less than 2.0%	3	0.96
Greater than 1.0% and Less than 1.5%	7	2.24
Greater than 0.5% and Less than 1.0%	43	13.78
Between 0.5% and –0.5%	256	82.06
Less than –0.5% and Greater than –1.0%	2	0.64

	312	100.00%

iShares MSCI China Small-Cap ETF

Period Coverd: October 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.43%
Greater than 3.0% and Less than 3.5%	6	0.87
Greater than 2.5% and Less than 3.0%	8	1.16
Greater than 2.0% and Less than 2.5%	15	2.17
Greater than 1.5% and Less than 2.0%	22	3.19
Greater than 1.0% and Less than 1.5%	71	10.29
Greater than 0.5% and Less than 1.0%	120	17.40
Between 0.5% and –0.5%	256	37.11
Less than –0.5% and Greater than –1.0%	96	13.91
Less than –1.0% and Greater than –1.5%	53	7.68
Less than –1.5% and Greater than –2.0%	17	2.46
Less than –2.0% and Greater than –2.5%	10	1.45
Less than –2.5% and Greater than –3.0%	6	0.87
Less than –3.0% and Greater than –3.5%	1	0.14
Less than –3.5% and Greater than –4.0%	4	0.58
Less than –4.0%	2	0.29

	690	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Germany Small Cap Index Fund

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.64%
Greater than 1.0% and Less than 1.5%	11	3.53
Greater than 0.5% and Less than 1.0%	48	15.38
Between 0.5% and –0.5%	229	73.40
Less than –0.5% and Greater than –1.0%	18	5.77
Less than –1.0% and Greater than –1.5%	3	0.96
Less than –1.5%	1	0.32

	312	100.00%

iShares MSCI Hong Kong Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.32%
Greater than 3.5% and Less than 4.0%	1	0.32
Greater than 3.0% and Less than 3.5%	4	1.28
Greater than 2.5% and Less than 3.0%	4	1.28
Greater than 2.0% and Less than 2.5%	14	4.49
Greater than 1.5% and Less than 2.0%	32	10.26
Greater than 1.0% and Less than 1.5%	45	14.42
Greater than 0.5% and Less than 1.0%	83	26.60
Between 0.5% and –0.5%	103	33.02
Less than –0.5% and Greater than –1.0%	16	5.13
Less than –1.0% and Greater than –1.5%	7	2.24
Less than –1.5% and Greater than –2.0%	2	0.64

	312	100.00%

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Singapore Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.64%
Greater than 2.5% and Less than 3.0%	5	1.60
Greater than 2.0% and Less than 2.5%	7	2.24
Greater than 1.5% and Less than 2.0%	26	8.33
Greater than 1.0% and Less than 1.5%	61	19.55
Greater than 0.5% and Less than 1.0%	75	24.04
Between 0.5% and –0.5%	116	37.19
Less than –0.5% and Greater than –1.0%	13	4.17
Less than –1.0% and Greater than –1.5%	4	1.28
Less than –1.5% and Greater than –2.0%	2	0.64
Less than –2.0%	1	0.32

	312	100.00%

iShares MSCI United Kingdom Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.32%
Greater than 1.5% and Less than 2.0%	8	2.56
Greater than 1.0% and Less than 1.5%	53	16.99
Greater than 0.5% and Less than 1.0%	136	43.59
Between 0.5% and –0.5%	112	35.90
Less than –0.5% and Greater than –1.0%	1	0.32
Less than –1.0% and Greater than –1.5%	1	0.32

	312	100.00%

SUPPLEMENTAL INFORMATION	99

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 Funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	101

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	103

Notes:

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-88-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares MSCI India ETF | INDA | BATS
➢	iShares MSCI India Small-Cap ETF | SMIN | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

INDIA MARKET OVERVIEW

Slow global growth and shifting policy winds in the developed economies of the world were among the biggest challenges for Indian equities during the 12-month period ended August 31, 2013 (the “reporting period”). As a result, India’s economy experienced troubling trends throughout the reporting period. The Indian rupee declined sharply, raising the price of imported goods in an economy with persistently high levels of inflation. In addition, government spending remained a concern for investors, as India’s annual budget deficit grew to approximately 5% of the overall economy, a level of spending considered to be unsustainably high by most economists’ standards.

On the political front, corruption and inefficient spending continued to detract from India’s economic prospects. Although challenges related to creating a more transparent and accountable political system continued to deter foreign investment, the government did crack down on a relatively large illegal mining operation during the reporting period. On the bright side, the country’s service-based economy performed relatively well during the reporting period. Higher-skilled workers continued to have abundant opportunity in call centers and information technology, while India’s large pool of workers with low levels of technical skill continued to struggle with fewer employment opportunities. The government also took several steps to improve India’s infrastructure and supply of electricity during the reporting period. Late in the reporting period, India experienced an uptick in exports, which improved the economic outlook somewhat.

Global stock markets rallied in the fall of 2012, as the European Central Bank (the “ECB”) pledged to backstop the euro by buying bonds of the weaker Southern European countries. The ECB’s move relieved tension related to Europe’s debt crisis, which calmed markets throughout the world. Indian equities benefited from the rally, outperforming broader global markets on hope that India’s economy would benefit from greater economic stability in Europe. Economic reform measures also helped the Indian equity market. Government policy shifted toward allowing more foreign direct investment in multi-brand retail, airlines and broadcasting. The government also cut fuel prices for an immediate positive impact on the Indian economy.

During the first quarter of 2013, Indian stocks declined, following the contour of the broader emerging markets. Stocks in the developed economies of the world posted solid returns on better-than-expected economic data, while emerging markets declined on expectations that growth would remain uneven in emerging markets until the developed world established a solid growth trend. Industrial production in India rose during the quarter, but foreign investment and the service sector remained weak. Persistent inflation and relatively high government deficits also weighed on the economy and stocks.

Indian stocks tumbled from May 2013 through the end of the reporting period. Once again, the catalyst for the selloff was global. The U.S. Federal Reserve Bank (the “Fed”) announced that it may reduce bond purchases, which helped stimulate global growth. Emerging markets proved to be particularly vulnerable to the policy change, as most emerging countries rely heavily on foreign capital for economic growth and balance between imports and exports. India was among the countries that experienced sharp declines in the value of their equities and currencies resulting from the Fed’s announcement.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(8.47)%	(9.15)%	(8.06)%	(8.47)%	(9.15)%	(8.06)%
Since Inception	(12.71)%	(13.14)%	(12.22)%	(19.30)%	(19.93)%	(18.59)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$819.50	$3.12	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA ETF

The iShares MSCI India ETF (the “Fund”), formerly the iShares MSCI India Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI India IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of companies whose market capitalization, as calculated by the Index provider, represents the top 85% of companies in the Indian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -8.47%, net of fees, while the total return for the Index was -8.06%.

The Index declined during the reporting period. The Indian stock market fluctuated in a modest range for the first half of the reporting period, as investors sought direction for India’s economy and markets. In the second half of the reporting period, beginning in May 2013, the Index began a sharp descent, as the Indian economy weakened. A series of domestic and global events weighed on Indian stocks. The domestic economy experienced a decline in manufacturing, while global weakness in mining and metals prices also detracted from growth.

The slowdown in India’s growth and lack of crucial economic reforms saw foreign investors reduce their investment in India. Similarly, the Fed’s announcement of the potential reduction in economic stimulus led to outflows of foreign capital, hurting Indian markets. The outflow of foreign investment sharply depreciated the Indian rupee relative to the U.S. dollar, hurting the Index’s performance for U.S. dollar-based investors.

The financials sector, which represented approximately 30% of the Index on average, detracted most from performance during the reporting period. Slow economic growth weighed on the banking sector. The energy sector also hurt performance, as volatile oil and gas prices and weak demand drove energy stocks lower. The industrials, materials and utilities sectors all declined, combining for a significant negative impact on Index returns. On the upside, the information technology sector posted a solid contribution to Index returns, as the technology sector thrived despite slow economic growth.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	22.45%
Technology	21.88
Consumer Non-Cyclical	18.53
Energy	12.77
Consumer Cyclical	6.50
Basic Materials	4.99
Industrial	4.19
Utilities	3.78
Communications	3.08
Diversified	0.29
Other Net Assets	1.54

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Infosys Ltd.	10.75%
Reliance Industries Ltd.	8.42
Housing Development Finance Corp. Ltd.	7.94
Tata Consultancy Services Ltd.	7.24
HDFC Bank Ltd.	6.95
ITC Ltd.	5.20
Sun Pharmaceuticals Industries Ltd.	2.46
Hindustan Unilever Ltd.	2.46
Wipro Ltd.	2.24
Mahindra & Mahindra Ltd.	1.83

TOTAL	55.49%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(25.98)%	(26.93)%	(24.48)%	(25.98)%	(26.93)%	(24.48)%
Since Inception	(26.00)%	(26.27)%	(25.21)%	(37.51)%	(37.88)%	(36.45)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$695.90	$3.16	$1,000.00	$1,021.50	$3.77	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

The iShares MSCI India Small-Cap ETF (the “Fund”), formerly the iShares MSCI India Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI India Small Cap IndexSM (the “Index”). The Index is designed to measure the performance of equity securities of small capitalization companies whose market capitalization, as calculated by the Index provider, represents the bottom 14% of companies in the Indian securities market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -25.98%, net of fees, while the total return for the Index was -24.48%.

The Index declined during the reporting period. The Indian stock market fluctuated in a modest range for the first half of the reporting period, as investors sought direction for India’s economy and markets. Throughout 2013, the Index experienced a precipitous decline, as the Indian economy weakened. A series of domestic and global events weighed on Indian stocks. The domestic economy experienced a decline in manufacturing, while global weakness in mining and metals prices also detracted from growth.

The slowdown in India’s growth and lack of crucial economic reforms saw foreign investors reduce their investment in India. Similarly, the Fed’s announcement of the potential reduction in economic stimulus led to outflows of foreign capital, hurting Indian markets. The outflow in foreign investment sharply depreciated the Indian rupee relative to the U.S. dollar, hurting the Index’s performance for U.S. dollar-based investors. Capital outflows were particularly challenging for India’s small-capitalization stocks, which tend to be strongly influenced by liquidity factors.

The financials sector, which represented approximately 25% of the Index on average, detracted most from performance during the reporting period. Slow economic growth weighed on the banking sector. The consumer discretionary, industrials and materials sectors also hurt performance during the reporting period, as investors abandoned economically sensitive stocks. On the upside, the health care sector performed relatively well, as investors were attracted to steadier earnings in a less cyclical portion of the market.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	20.78%
Consumer Cyclical	17.78
Industrial	17.65
Consumer Non-Cyclical	17.07
Basic Materials	9.41
Technology	8.39
Utilities	3.98
Communications	2.58
Energy	1.20
Diversified	0.35
Other Net Assets	0.81

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Tata Global Beverages Ltd.	3.05%
Emami Ltd.	2.02
United Phosphorus Ltd.	2.01
Hexaware Technologies Ltd.	1.94
Havells India Ltd.	1.93
Bharat Forge Ltd.	1.91
Indiabulls Housing Finance Ltd.	1.88
Aurobindo Pharma Ltd.	1.77
Biocon Ltd.	1.75
MAX India Ltd.	1.75

TOTAL	20.01%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI INDIA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.46%

AGRICULTURE — 5.20%
ITC Ltd.	2,303,304	$10,761,767

		10,761,767
AUTO MANUFACTURERS — 3.59%
Mahindra & Mahindra Ltd.	319,347	3,785,811
Tata Motors Ltd.	802,619	3,635,292

		7,421,103
BANKS — 11.65%
Axis Bank Ltd.	5,676	71,558
Bank of Baroda	51,896	361,944
HDFC Bank Ltd.	1,598,732	14,373,343
ICICI Bank Ltd.	245,669	2,988,595
Kotak Mahindra Bank Ltd.	304,475	3,039,681
State Bank of India	141,977	3,264,053

		24,099,174
BEVERAGES — 1.82%
United Breweries Ltd.	68,764	744,727
United Spirits Ltd.	90,704	3,021,430

		3,766,157
BUILDING MATERIALS — 1.62%
ACC Ltd.	47,428	692,074
Ambuja Cements Ltd.	711,306	1,847,436
Ultratech Cement Ltd.	36,457	813,813

		3,353,323
CHEMICALS — 0.91%
Asian Paints Ltd.	294,681	1,877,493

		1,877,493
COAL — 0.96%
Coal India Ltd.	521,747	1,985,276

		1,985,276
COMMERCIAL SERVICES — 0.39%
Adani Ports and Special Economic Zone Ltd.	424,920	810,030

		810,030
COMPUTERS — 20.23%
Infosys Ltd.	472,773	22,224,338
Tata Consultancy Services Ltd.	486,837	14,981,640
Wipro Ltd.	632,947	4,632,862

		41,838,840
COSMETICS & PERSONAL CARE — 0.50%
Dabur India Ltd.	420,103	1,037,064

		1,037,064

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 0.16%
Adani Enterprises Ltd.	151,634	$324,750

		324,750
DIVERSIFIED FINANCIAL SERVICES — 9.93%
Housing Development Finance Corp. Ltd.	1,509,819	16,422,452
Infrastructure Development Finance Co. Ltd.	104,457	127,271
LIC Housing Finance Ltd.	309,946	778,266
Mahindra & Mahindra Financial Services Ltd.	187,232	716,112
Power Finance Corp. Ltd.	313,706	518,016
Rural Electrification Corp. Ltd.	332,431	849,568
Shriram Transport Finance Co. Ltd.	142,520	1,118,352

		20,530,037
ELECTRIC — 3.07%
NTPC Ltd.	1,118,381	2,215,772
Power Grid Corp. of India Ltd.	1,151,562	1,701,983
Reliance Infrastructure Ltd.	119,198	617,549
Reliance Power Ltd.[a]	619,937	635,231
Tata Power Co. Ltd.	1,029,763	1,182,194

		6,352,729
ELECTRICAL COMPONENTS & EQUIPMENT — 0.81%
Bharat Heavy Electricals Ltd.	645,832	1,163,221
Siemens Ltd.	77,877	510,025

		1,673,246
ENGINEERING & CONSTRUCTION — 1.76%
Larsen & Toubro Ltd.	331,580	3,636,239

		3,636,239
FOOD — 0.31%
GlaxoSmithKline Consumer Healthcare Ltd.	10,496	645,956

		645,956
GAS — 0.71%
GAIL (India) Ltd.	328,610	1,469,469

		1,469,469
HEALTH CARE — SERVICES — 0.51%
Apollo Hospitals Enterprise Ltd.	79,867	1,045,089

		1,045,089
HOLDING COMPANIES — DIVERSIFIED — 0.29%
Aditya Birla Nuvo Ltd.	34,218	588,366

		588,366

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA ETF

August 31, 2013

Security	Shares	Value

HOUSEHOLD PRODUCTS & WARES — 3.21%
Godrej Consumer Products Ltd.	126,678	$1,553,037
Hindustan Unilever Ltd.	532,365	5,087,966

		6,641,003
INSURANCE — 0.26%
Reliance Capital Ltd.	115,140	544,157

		544,157
IRON & STEEL — 1.70%
Jindal Steel & Power Ltd.	409,841	1,376,165
JSW Steel Ltd.	93,232	764,045
Tata Steel Ltd.	331,706	1,375,624

		3,515,834
LEISURE TIME — 2.37%
Bajaj Auto Ltd.	87,714	2,438,786
Hero Motocorp Ltd.	79,494	2,462,305

		4,901,091
MEDIA — 0.42%
Zee Entertainment Enterprises Ltd.	247,859	868,463

		868,463
MINING — 2.38%
Hindalco Industries Ltd.	1,119,080	1,779,315
Sesa Goa Ltd.	442,983	1,265,522
Sesa Goa Ltd. New	653,282	1,866,308

		4,911,145
OIL & GAS — 11.81%
Bharat Petroleum Corp. Ltd.	180,144	744,352
Cairn India Ltd.	501,364	2,433,592
Oil & Natural Gas Corp. Ltd.	803,295	3,029,226
Oil India Ltd.	122,475	805,717
Reliance Industries Ltd.	1,347,502	17,414,327

		24,427,214
PHARMACEUTICALS — 6.59%
Cipla Ltd.	356,264	2,248,286
Divi’s Laboratories Ltd.	41,146	619,183
Dr. Reddy’s Laboratories Ltd.	104,765	3,635,775
Lupin Ltd.	41,592	501,219
Piramal Enterprises Ltd.	71,950	684,489
Ranbaxy Laboratories Ltd.[a]	137,428	848,343
Sun Pharmaceuticals Industries Ltd.	646,368	5,098,941

		13,636,236
REAL ESTATE — 0.61%
DLF Ltd.	448,066	880,263
Unitech Ltd.[a]	1,502,009	376,241

		1,256,504

Security	Shares	Value

RETAIL — 0.38%
Titan Industries Ltd.	229,077	$778,903

		778,903
SOFTWARE — 1.65%
HCL Technologies Ltd.	217,252	3,421,218

		3,421,218
TELECOMMUNICATIONS — 2.66%
Bharti Airtel Ltd.	626,508	2,836,212
Idea Cellular Ltd.[a]	687,608	1,664,122
Reliance Communications Ltd.	541,636	1,009,983

		5,510,317

TOTAL COMMON STOCKS
(Cost: $222,848,805)		203,628,193

TOTAL INVESTMENTS IN SECURITIES — 98.46%
(Cost: $222,848,805)		203,628,193
Other Assets, Less Liabilities — 1.54%		3,184,201

NET ASSETS — 100.00%		$206,812,394

[a]	Non-income earning security.

See notes to consolidated financial statements.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.18%

AIRLINES — 0.41%
Jet Airways India Ltd.[a]	1,667	$7,375
SpiceJet Ltd.[a]	7,915	2,234

		9,609
APPAREL — 2.48%
Arvind Ltd.	15,498	18,449
Bata India Ltd.	1,837	22,762
Page Industries Ltd.	270	16,328

		57,539
AUTO MANUFACTURERS — 2.55%
Ashok Leyland Ltd.	126,249	22,930
Eicher Motors Ltd.	751	36,258

		59,188
AUTO PARTS & EQUIPMENT — 2.66%
Amtek Auto Ltd.	6,820	6,663
Amtek India Ltd.	4,616	5,027
Apollo Tyres Ltd.	18,752	17,866
MRF Ltd.	165	32,201

		61,757
BANKS — 7.12%
Andhra Bank	23,132	17,471
Development Credit Bank Ltd.[a]	6,693	4,143
Federal Bank Ltd.	7,917	30,694
Jammu & Kashmir Bank Ltd.	2,139	36,116
Karnataka Bank Ltd.	14,338	16,395
Karur Vysya Bank Ltd.	4,864	22,678
Syndicate Bank	5,721	5,555
UCO Bank	24,585	19,294
Vijaya Bank	24,688	13,003

		165,349
BEVERAGES — 4.26%
McLeod Russel India Ltd.	5,285	20,190
Radico Khaitan Ltd.	4,398	8,034
Tata Global Beverages Ltd.	33,638	70,769

		98,993
BIOTECHNOLOGY — 2.08%
Advanta Ltd.[a]	1,265	2,474
Biocon Ltd.	7,637	40,647
Kaveri Seed Co. Ltd.	233	5,131

		48,252
BUILDING MATERIALS — 2.47%
Blue Star Ltd.	1,809	3,699
Century Textiles & Industries Ltd.	5,714	18,776

Security	Shares	Value

India Cements Ltd.	24,393	$17,002
JK Cement Ltd.	561	1,509
Kajaria Ceramics Ltd.	1,144	3,899
Madras Cements Ltd.	4,850	11,173
Rain Industries Ltd.	2,419	1,303

		57,361
CHEMICALS — 8.18%
BASF India Ltd.	468	3,626
Bayer CropScience Ltd.	1,056	24,535
Berger Paints India Ltd.	8,646	26,552
Chambal Fertilizers & Chemicals Ltd.	16,190	7,988
EID Parry India Ltd.	5,320	9,216
Godrej Industries Ltd.	8,619	30,754
Gujarat Fluorochemicals Ltd.	3,279	12,469
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	3,814	3,498
Gujarat State Fertilisers & Chemicals Ltd.	22,568	16,806
Rallis India Ltd.	3,594	7,839
United Phosphorus Ltd.	23,139	46,719

		190,002
COAL — 0.17%
Gujarat NRE Coke Ltd.	17,932	4,057

		4,057
COMMERCIAL SERVICES — 0.45%
Gujarat Pipavav Port Ltd.[a]	16,003	10,379

		10,379
COMPUTERS — 3.38%
HCL Infosystems Ltd.[a]	12,795	4,202
MindTree Ltd.	2,334	36,623
NIIT Technologies Ltd.	2,732	11,661
Redington India Ltd.	28,867	26,040

		78,526
DIVERSIFIED FINANCIAL SERVICES — 8.86%
Bajaj Finance Ltd.	2,202	34,222
Cholamandalam Investment and Finance Co. Ltd.	2,142	6,906
Credit Analysis & Research Ltd.	464	3,729
Dewan Housing Finance Corp. Ltd.	3,903	6,997
Edelweiss Financial Services Ltd.	6,057	2,576
Financial Technologies (India) Ltd.	2,586	4,458
Gruh Finance Ltd.	3,549	10,826
IFCI Ltd.	65,903	18,802
India Infoline Ltd.	14,926	11,951
Indiabulls Housing Finance Ltd.	14,610	43,574
Mahindra & Mahindra Financial Services Ltd.	922	3,526

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Manappuram Finance Ltd.	29,699	$8,361
Multi Commodity Exchange of India Ltd.	761	4,307
SE Investments Ltd.	2,643	15,647
SKS Microfinance Ltd.[a]	5,774	9,950
SREI Infrastructure Finance Ltd.	13,293	3,762
Sundaram Finance Ltd.	2,216	16,227

		205,821
ELECTRIC — 2.46%
CESC Ltd.	6,720	31,322
GVK Power & Infrastructure Ltd.[a]	72,294	7,495
Lanco Infratech Ltd.[a]	53,242	4,110
PTC India Ltd.	22,395	14,270

		57,197
ELECTRICAL COMPONENTS & EQUIPMENT — 3.44%
ALSTOM India Ltd.	1,182	5,480
Amara Raja Batteries Ltd.	4,246	16,519
Bajaj Electricals Ltd.	1,028	2,441
Havells India Ltd.	4,918	44,841
Schneider Electric Infrastructure Ltd.	5,799	5,130
Suzlon Energy Ltd.[a]	62,671	5,644

		80,055
ELECTRONICS — 0.09%
Graphite India Ltd.	2,031	2,164

		2,164
ENGINEERING & CONSTRUCTION — 3.00%
GMR Infrastructure Ltd.[a]	93,767	19,443
Hindustan Construction Co. Ltd.[a]	44,311	6,573
IRB Infrastructure Developers Ltd.	12,123	11,468
NCC Ltd.	13,792	3,663
Punj Lloyd Ltd.	26,200	8,268
Voltas Ltd.	20,085	20,368

		69,783
FOOD — 2.97%
Balrampur Chini Mills Ltd.	7,223	3,930
Britannia Industries Ltd.	2,756	29,299
REI Agro Ltd.	79,733	9,896
Ruchi Soya Industries Ltd.	20,153	11,591
Shree Renuka Sugars Ltd.	43,889	10,163
Zydus Wellness Ltd.	511	4,101

		68,980
GAS — 1.52%
Gujarat Gas Co. Ltd.	5,722	16,836
Indraprastha Gas Ltd.	4,730	18,417

		35,253

Security	Shares	Value

HOLDING COMPANIES — DIVERSIFIED — 0.35%
Delta Corp. Ltd.	2,175	$1,972
Sintex Industries Ltd.	22,985	6,123

		8,095
HOME BUILDERS — 1.04%
Sobha Developers Ltd.	6,415	24,249

		24,249
HOME FURNISHINGS — 1.46%
TTK Prestige Ltd.	266	13,412
Videocon Industries Ltd.[a]	5,699	14,875
Whirlpool of India Ltd.[a]	2,436	5,597

		33,884
HOUSEHOLD PRODUCTS & WARES — 0.38%
Jyothy Laboratories Ltd.	3,755	8,809

		8,809
INSURANCE — 1.75%
MAX India Ltd.	16,618	40,621

		40,621
IRON & STEEL — 0.60%
MOIL Ltd.	2,046	6,501
Orissa Minerals Development Co. Ltd.	279	7,560

		14,061
LEISURE TIME — 1.04%
Cox & Kings Ltd.	9,354	12,756
TVS Motor Co. Ltd.	24,752	11,483

		24,239
LODGING — 1.54%
EIH Ltd.	3,843	2,923
Indian Hotels Co. Ltd.	48,315	32,907

		35,830
MACHINERY — 1.92%
Greaves Cotton Ltd.	4,293	3,814
Lakshmi Machine Works Ltd.	122	3,299
Thermax Ltd.	4,576	37,428

		44,541
MANUFACTURING — 1.56%
Jain Irrigation Systems Ltd.	24,287	18,490
Supreme Industries Ltd.	3,624	17,681

		36,171
MEDIA — 2.47%
DEN Networks Ltd.[a]	2,659	6,574
Hathway Cable & Datacom Ltd.[a]	6,293	25,193
Jagran Prakashan Ltd.	10,455	13,079

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Navneet Publications India Ltd.	1,884	$1,488
TV18 Broadcast Ltd.[a]	41,803	11,009

		57,343
METAL FABRICATE & HARDWARE — 3.42%
Bharat Forge Ltd.	12,153	44,321
Jindal Saw Ltd.	16,565	12,385
Maharashtra Seamless Ltd.	1,990	5,724
SKF India Ltd.	521	3,771
Tube Investments of India Ltd.	6,494	12,940
Welspun Corp. Ltd.	633	328

		79,469
MINING — 0.63%
Gujarat Mineral Development Corp. Ltd.	11,649	14,607

		14,607
OIL & GAS — 0.28%
Aban Offshore Ltd.	2,031	6,532

		6,532
PHARMACEUTICALS — 6.93%
Alembic Pharmaceuticals Ltd.	4,428	9,008
Aurobindo Pharma Ltd.	15,001	41,221
Emami Ltd.	7,564	46,956
FDC Ltd.	2,901	3,655
Ipca Laboratories Ltd.	2,125	19,939
Novartis India Ltd.	339	1,909
Sun Pharma Advanced Research Co. Ltd.[a]	5,303	9,901
Torrent Pharmaceuticals Ltd.	3,583	22,104
Unichem Laboratories Ltd.	2,866	6,309

		161,002
PIPELINES — 0.75%
Gujarat State Petronet Ltd.	23,247	17,505

		17,505
REAL ESTATE — 3.04%
Anant Raj Industries Ltd.	4,970	3,284
Godrej Properties Ltd.	1,666	9,921
Housing Development & Infrastructure Ltd.[a]	26,670	13,482
Indiabulls Real Estate Ltd.	29,379	25,279
Parsvnath Developers Ltd.[a]	6,941	2,894
Prestige Estates Projects Ltd.	7,202	12,558
Sunteck Realty Ltd.	698	3,309

		70,727
RETAIL — 3.46%
Gitanjali Gems Ltd.	3,986	4,377
Jubilant Foodworks Ltd.[a]	2,642	40,198

Security	Shares	Value

PC Jeweller Ltd.[a]	1,326	$1,710
Rajesh Exports Ltd.	11,223	17,190
Shoppers Stop Ltd.	1,621	8,471
Trent Ltd.	591	8,453

		80,399
SOFTWARE — 5.01%
eClerx Services Ltd.	1,237	15,588
Hexaware Technologies Ltd.	23,266	45,109
Indian Infotech & Software Ltd.[a]	27,191	18,623
KPIT Technologies Ltd.	8,941	17,863
Persistent Systems Ltd.	548	4,871
Polaris Financial Technology Ltd.	2,415	4,332
Rolta India Ltd.	10,579	9,951

		116,337
TELECOMMUNICATIONS — 0.11%
Tata Teleservices Maharashtra Ltd.[a]	28,502	2,524

		2,524
TEXTILES — 1.14%
Alok Industries Ltd.	34,744	3,339
Bombay Dyeing & Manufacturing Co. Ltd.	11,862	8,088
Raymond Ltd.	4,303	12,417
Vardhman Textiles Ltd.	570	2,661

		26,505
TRANSPORTATION — 1.75%
Gateway Distriparks Ltd.	4,723	7,617
Great Eastern Shipping Co. Ltd. (The)	8,661	33,139

		40,756

TOTAL COMMON STOCKS
(Cost: $3,618,250)		2,304,471

RIGHTS — 0.01%

REAL ESTATE — 0.01%
Godrej Properties Ltd.[a]	159	164

		164

TOTAL RIGHTS
(Cost: $0)		164

TOTAL INVESTMENTS IN SECURITIES — 99.19%
(Cost: $3,618,250)		2,304,635
Other Assets, Less Liabilities — 0.81%		18,937

NET ASSETS — 100.00%		$2,323,572

[a]	Non-income earning security.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2013

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$222,848,805	$3,618,250

Total cost of investments	$222,848,805	$3,618,250

Investments in securities, at fair value (Note 1):
Unaffiliated	$203,628,193	$2,304,635

Total fair value of investments	203,628,193	2,304,635
Foreign currency, at value[a]	936,999	202
Cash	2,271,452	5,912
Receivables:
Investment securities sold	7,327,458	174,035
Dividends and interest	52,383	2,245

Total Assets	214,216,485	2,487,029

LIABILITIES
Payables:
Investment securities purchased	7,270,123	161,888
Investment advisory fees (Note 2)	133,968	1,569

Total Liabilities	7,404,091	163,457

NET ASSETS	$206,812,394	$2,323,572

Net assets consist of:
Paid-in capital	$252,042,298	$3,841,596
Undistributed net investment income	711,974	20,958
Accumulated net realized loss	(26,689,891)	(225,314)
Net unrealized depreciation	(19,251,987)	(1,313,668)

NET ASSETS	$206,812,394	$2,323,572

Shares outstanding[b]	10,100,000	150,000

Net asset value per share	$20.48	$15.49

[a]	Cost of foreign currency: $936,870 and $202, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

iSHARES® TRUST

Year ended August 31, 2013

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,879,612	$70,330
Interest — affiliated (Note 2)	20	4

Total investment income	2,879,632	70,334

EXPENSES
Investment advisory fees (Note 2)	792,833	31,364
Mauritius income taxes (Note 1)	30,131	—

Total expenses	822,964	31,364

Net investment income	2,056,668	38,970

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,515,167)	(183,795)
Foreign currency transactions	(549,059)	(2,393)

Net realized loss	(27,064,226)	(186,188)

Net change in unrealized appreciation/depreciation on:
Investments	(16,837,550)	(526,512)
Translation of assets and liabilities in foreign currencies	(31,222)	9

Net change in unrealized appreciation/depreciation	(16,868,772)	(526,503)

Net realized and unrealized loss	(43,932,998)	(712,691)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,876,330)	$(673,721)

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	17

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year ended August 31, 2013	Period from February 2, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from February 8, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,056,668	$148,352	$38,970	$41,858
Net realized loss	(27,064,226)	(218,948)	(186,188)	(36,810)
Net change in unrealized appreciation/depreciation	(16,868,772)	(2,383,215)	(526,503)	(787,165)

Net decrease in net assets resulting from operations	(41,876,330)	(2,453,811)	(673,721)	(782,117)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(833,574)	(66,189)	(62,040)	(146)

Total distributions to shareholders	(833,574)	(66,189)	(62,040)	(146)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	424,062,204	20,469,384	31	5,020,499
Cost of shares redeemed	(192,489,290)	—	(1,178,934)	—

Net increase (decrease) in net assets from capital share transactions	231,572,914	20,469,384	(1,178,903)	5,020,499

INCREASE (DECREASE) IN NET ASSETS	188,863,010	17,949,384	(1,914,664)	4,238,236

NET ASSETS
Beginning of period	17,949,384	—	4,238,236	—

End of period	$206,812,394	$17,949,384	$2,323,572	$4,238,236

Undistributed net investment income included in net assets at end of period	$711,974	$37,756	$20,958	$45,564

SHARES ISSUED AND REDEEMED
Shares sold	17,250,000	800,000	—	200,000
Shares redeemed	(7,950,000)	—	(50,000)	—

Net increase (decrease) in shares outstanding	9,300,000	800,000	(50,000)	200,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI India ETF

	Year ended Aug. 31, 2013	Period from Feb. 2, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$22.44	$25.55

Income from investment operations:
Net investment income[b]	0.41	0.21
Net realized and unrealized loss[c]	(2.29)	(3.24)

Total from investment operations	(1.88)	(3.03)

Less distributions from:
Net investment income	(0.08)	(0.08)

Total distributions	(0.08)	(0.08)

Net asset value, end of period	$20.48	$22.44

Total return	(8.47)%	(11.84)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$206,812	$17,949
Ratio of expenses to average net assets[e]	0.67%	0.67%
Ratio of net investment income to average net assets[e]	1.69%	1.61%
Portfolio turnover rate[f]	176%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 22% and 4%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	19

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI India Small-Cap ETF

	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$21.19	$25.10

Income from investment operations:
Net investment income[b]	0.21	0.21
Net realized and unrealized loss[c]	(5.59)	(4.12)

Total from investment operations	(5.38)	(3.91)

Less distributions from:
Net investment income	(0.32)	(0.00)[d]

Total distributions	(0.32)	(0.00)[d]

Net asset value, end of period	$15.49	$21.19

Total return	(25.98)%	(15.57)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,324	$4,238
Ratio of expenses to average net assets[f]	0.74%	0.74%
Ratio of net investment income to average net assets[f]	0.92%	1.62%
Portfolio turnover rate[g]	26%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 26% and 6%, respectively. See Note 4.

See notes to consolidated financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
MSCI India	iShares MSCI India Index Fund	Non-diversified
MSCI India Small-Cap	iShares MSCI India Small Cap Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn, invests in securities that comprise the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarized the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI India
Assets:
Common Stocks	$201,761,885	$1,866,308	$—	$203,628,193

MSCI India Small-Cap
Assets:
Common Stocks	$2,304,471	$—	$—	$2,304,471
Rights	—	164	—	164

	$2,304,471	$164	$—	$2,304,635

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, each Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. Each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Further, each Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by a Subsidiary to its Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiaries’ ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Funds may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI India	0.65%
MSCI India Small-Cap	0.74

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI India	$449,364,788	$220,296,676
MSCI India Small-Cap	1,086,937	2,298,965

There were no in-kind transactions for the year ended August 31, 2013.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies and foreign currency transactions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI India	$—	$(548,876)	$548,876
MSCI India Small-Cap	—	(1,536)	1,536

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the year ended August 31, 2013 and the period ended August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI India
Ordinary income	$833,574	$66,189

MSCI India Small-Cap
Ordinary income	$62,040	$146

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI India	$747,390	$(161,582)	$(39,110,280)	$(6,705,432)	$(45,229,904)
MSCI India Small-Cap	25,274	(40,714)	(1,322,782)	(179,802)	(1,518,024)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI India	$161,582
MSCI India Small-Cap	40,714

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI India	$242,707,098	$9,012,926	$(48,091,831)	$(39,078,905)
MSCI India Small-Cap	3,627,364	35,722	(1,358,451)	(1,322,729)

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended August 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$2,879,612	$30,131
MSCI India Small-Cap	70,330	—

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI India	$863,705
MSCI India Small-Cap	62,040

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Supplemental Information (Unaudited)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for each full calendar quarter completed after the inception date of such Fund through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI India ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.64%
Greater than 1.5% and Less than 2.0%	6	1.92
Greater than 1.0% and Less than 1.5%	33	10.58
Greater than 0.5% and Less than 1.0%	53	16.99
Between 0.5% and –0.5%	151	48.40
Less than –0.5% and Greater than –1.0%	41	13.14
Less than –1.0% and Greater than –1.5%	19	6.09
Less than –1.5% and Greater than –2.0%	6	1.92
Less than –2.0% and Greater than –2.5%	1	0.32

	312	100.00%

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI India Small-Cap ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.32%
Greater than 2.0% and Less than 2.5%	1	0.32
Greater than 1.5% and Less than 2.0%	15	4.81
Greater than 1.0% and Less than 1.5%	29	9.29
Greater than 0.5% and Less than 1.0%	59	18.91
Between 0.5% and –0.5%	149	47.76
Less than –0.5% and Greater than –1.0%	36	11.54
Less than –1.0% and Greater than –1.5%	18	5.77
Less than –1.5% and Greater than –2.0%	4	1.28

	312	100.00%

SUPPLEMENTAL INFORMATION	35

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 Funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	39

Notes:

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	41

Notes:

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-89-0813

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2013, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty-one series of the Registrant for which the fiscal year-end is August 31, 2013 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $302,400 for the fiscal year ended August 31, 2012 and $327,400 for the fiscal year ended August 31, 2013.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended and August 31, 2013 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $102,869 for the fiscal year ended August 31, 2012 and $81,270 for the fiscal year ended August 31, 2013.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2012 and August 31, 2013 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $3,915,319 for the fiscal year ended August 31, 2012 and $3,942,161 for the fiscal year ended August 31, 2013.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	October 29, 2013

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	October 29, 2013